EXHIBIT 10 (a)






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                               AGREEMENT OF LEASE

                                     BETWEEN
                       BROOKLYN RENAISSANCE PLAZA LLC, AS
                      LANDLORD, BRP II LLC, AS SUBLANDLORD,

                                       AND

                       EMPIRE INSURANCE COMPANY, AS TENANT

                                  JUNE 27, 1996



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TABLE OF CONTENTS

ARTICLE 1 ................................................................   3
          DEFINITIONS ....................................................   3

ARTICLE 2 ................................................................  15

ARTICLE 2 ................................................................  15

          LANDLORD'S WORK - TENANT'S PLAN - CONSTRUCTION .................  15
               Section 2.0 Tenant's Improvement Fund .....................  15
               Section 2.1 Tenant's Work Plan ............................  17
               Section 2.2 Construction ..................................  24
               Section 2.3 Building Under Construction ...................  34
               Section 2.4 Section 223(a) of Real Property Law............  35

ARTICLE 3 ................................................................  36
          RENT ...........................................................  36
               Section 3.1 Payment .......................................  36
               Section 3.2 Base Annual Rent...............................  38
               Section 3.3 Adjustment to Base Annual Rent.................  38
                    Definitions ..........................................  38
                    Taxes ................................................  48
                    Office Portion Operating Expenses ....................  50
                    General ..............................................  54
               Section 3.4 Late Charges ..................................  56


ARTICLE 4 ................................................................  57
          COMMON AREAS ...................................................  57
               Section 4.1 Common Areas ..................................  57

ARTICLE 5 ................................................................  62
          UTILITIES - SERVICES ...........................................  62
               Section 5.0 Sublandlord ...................................  62
               Section 5.1 Electricity ...................................  62
               Section 5.2 Access ........................................  64
               Section 5.3 Elevator Service ..............................  65
               Section 5.4 Heat ..........................................  66
               Section 5.5 Air-Conditioning ..............................  66
               Section 5.6 Water .........................................  67
               Section 5.7 Directory .....................................  68
               Section 5.8 Cleaning ......................................  69
               Section 5.9 Extra Services ................................  70
               Section 5.10 Parking ......................................  71

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               Section 5.11 Interruption of Services .....................  71
               Section 5.12 Miscellaneous ................................  74

ARTICLE 6 ................................................................  74
          LANDLORD'S ADDITIONAL COVENANTS ................................  74
               Section 6.0 Sublandlord ...................................  74
               Section 6.1 Repairs by Landlord ...........................  75
               Section 6.2 Quiet Enjoyment ...............................  77
               Section 6.3 Landlord's and Sublandlord's Title ............  78
               Section 6.4 Landlord's Liability ..........................  78
               Section 6.5 Taxes, Assessments, Water Rates, Sewer Rents ..  81
               Section 6.6 Legal Fees ....................................  82
               Section 6.7 Insurance......................................  83
               Section 6.8 Funding of Tenant Improvements ................  83
               Section 6.9 Landlord's Indemnification of Tenant ..........  84

ARTICLE 7 ................................................................  85
          TENANT'S ADDITIONAL COVENANTS ..................................  85
              Section 7.1 Affirmative Covenants ..........................  85
              Section 7.2 Negative Covenants ............................. 100
              Section 7.3 Indemnification of Sublandlord ................. 108
              Section 7.4 Environmental Indemnity ........................ 113

ARTICLE 8 ................................................................ 116
          DESTRUCTION, CONDEMNATION ...................................... 116
               Section 8.1 Destruction, Fire and Other Casualty........... 116
               Section 8.2 Eminent Domain................................. 121

ARTICLE 9 ................................................................ 125
          DEFAULTS AND REMEDIES .......................................... 125
               Section 9.1 Default ....................................... 125
               Section 9.2 Remedies ...................................... 128
               Section 9.3 Trial by Jury: Counterclaim ................... 131
               Section 9.4 Landlord's and Sublandlord's Right
                    to Cure Defaults ..................................... 132
               Section 9.5 Waiver of Default ............................. 132

ARTICLE 10 ............................................................... 133
          TENANT'S OPTION TO EXTEND TERM ................................. 133
               Section 10.1 Option to Extend ............................. 133

ARTICLE 11 ............................................................... 137
          ASSIGNMENT AND SUBLETTING ...................................... 137

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ARTICLE 12 ............................................................... 139
          AMENDMENT OF LEASE ............................................. 139

ARTICLE 13 ............................................................... 140
          SUBORDINATION AND ATTORNMENT ................................... 140
               Section 13.1 Subordination................................. 140
               Section 13.2 Attornment.................................... 142

ARTICLE 14 ............................................................... 148
          MISCELLANEOUS  PROVISIONS ...................................... 148
               Section 14.1 Notices ...................................... 148
               Section 14.2 Brokerage .................................... 149
               Section 14.3 Estoppel Certificates ........................ 150
               Section 14.4 Applicable Law and Construction .............. 151
               Section 14.5 Relationship of the parties .................. 152
               Section 14.6 Construction on Adjacent Premises
                    or Buildings ......................................... 152
               Section 14.7 Short Form lease ............................. 153
               Section 14.8 Binding Effect of Lease ...................... 153
               Section 14.9 Effect of Unavoidable Delays ................. 153
               Section 14.10 No Oral changes ............................. 155
               Section 14.11 Executed Counterparts of Lease .............. 155
               Section 14.12 Arrangement of Entrances. Etc. .............. 155
               Section 14.13 Condominium ................................. 156
               Section 14.14 Waiver of Subrogation ....................... 157
               Section 14.15 Access by HANDICAPPED PERSONS ............... 158
               Section 14.16 Diligence ................................... 158
               Section 14.17 Condominimn Documents........................ 158
               Section 14.18 Interest on Offset Amounts .................. 158
               Section 14.19 No Termination. ............................. 159
               Section 14.20 Due Authorization ........................... 160


ARTICLE 15 ............................................................... 160
          ARBITRATION .................................................... 160
               SECTION 15.0 SUBLANDLORD .................................. 160
               SECTION 15.1 ARBITRATION .................................. 160
               SECTION 15.2 EXPEDITED DISPUTE RESOLUTION ................. 161


ARTICLE 16 ............................................................... 165
          CERTIFICATE OF OCCUPANCY - COMPLIANCE WITH LAWS ................ 165

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                              SCHEDULE OF EXHIBITS
                                       TO
                                  LEASE BETWEEN
                          CARLYLE, MUSS, LEUCADIA J.V.
                                       AND
                            EMPIRE INSURANCE COMPANY


Exhibit   A    Base Building/Building Specifications

          B    Floor Plans

          C    The Land

          D    Preliminary Plans and Specifications

          E    Rules and Regulations

          F    Standard Building Hours and Days

          G    Title Matters

          H    Cleaning Specifications

          I    City of New York Benefits



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                  AGREEMENT  OF  LEASE  made as of the 27th day of  June,  1996 between BROOKLYN RENAISSANCE PLAZA LLC, a New York limited liability company having an office at 118-35 Queens Boulevard, Forest Hills, New York 11375, hereinafter referred to as "Landlord"), BRP II LLC, a New York limited liability company having an office at 118-35 Queens Boulevard, Forest Hills, New York 11375 ("Sublandlord") and EMPIRE INSURANCE COMPANY having an address at 122 Fifth Avenue New York, New York 10011 (hereinafter referred to as "Tenant").


                                  B E C I T A L
                                  - - - - - - -

                  WHEREAS, the parties hereto desire to enter into a lease for the Premises (as hereinafter defined); and

                  WHEREAS, concurrently herewith, it is intended that financing for the construction of the "Building" be obtained in part through the issuance of notes SECURED BY THE "SANDWICH LEASE", the principal of and interest on which is to be payable solely from "Possession Rent" payable by Tenant under this Lease; and

                  WHEREAS, Landlord immediately prior to the execution of this Lease, leased "Office Unit 2" to Sublandlord, subject to this Lease, pursuant to a lease (the "Sandwich Lease"), which, among other things, (i) is for a term that expires one (1) day prior to

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the  expiration  or  earlier  termination  of the  "Ground  Lease,  , and (ii)
provides that, except for ensuring the proper application of funds received pursuant to this Lease, Sublandlord is to have no liabilities under or with respect to this Lease or to Tenant during the Term (excluding any "Renewal Period";

                NOW, THEREFORE, Sublandlord hereby leases to Tenant and Tenant hereby hires and takes from Sublandlord, the "Premises", located in the proposed building known as Brooklyn Renaissance Plaza located between Jay and Adams Streets at the foot of Myrtle Avenue, Brooklyn, New York, together with
(a) the exclusive right to use all "Limited Common Elements". appurtenant solely to "Office Unit 2", (b) a nonexclusive right, together with other occupants of the "Building", to use all "Limited Common Elements" appurtenant both to "Office Unit 2" and to another "Unit" and (c) a nonexclusive right, together with other occupants of the "Building", to use the "General Common Elements", all for a term of twenty (20) -years commencing on the "Commencement DATE" (THE "Term"), subject to the terms, covenants, conditions and provisions of this lease and subject to "Title Matters".

                 The capitalized terms contained in the foregoing paragraphs and enclosed in quotation marks and not defined above are defined hereinafter.

                                        2
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                                    ARTICLE 1

                                   DEFINITIONS

Whenever used in this Lease, the following terms shall have the meanings indicated below.


Actual Office Portion          As defined in Section 3.3C(i)(c)
Operating Expenses

Affiliate                     Any Person which controls or is controlled by the
                              Person in question or is controlled by the same
                              Persons which shall then control the Person in
                              question  and any Person  which is a member  (or
                              controls  or is controlled  by a Person  who is a
                              member)  with the  Person  in  question  in a
                              relationship   of  joint   venture,   partnership
                              or other form of business association; the term
                              "control" means having a 20% or greater voting or stock ownership interest of the controlled entity.

Agency                        New York City Industrial Development Agency.

Arbiter                       AS DEFINED IN SECTION 15.2A.

Architect                     William B. Tabler Architects, or any other
                              registered architect selected by Landlord.

Base Annual Rent              (a) $4,906,435 per Lease Year for each of the
                              first (1st) through fifth (5th) Lease Years
                              ($17.12 PER square foot);

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                              (b) $5,642,401 per Lease Year from the sixth (6th)
                              through tenth ( lOth) Lease Years ($19.69 per square foot );

                              (c) $6,489,406 per Lease Year from the eleventh (11th ) through fifteenth (15th) Lease Years ($22.65 per square foot);

                              (d) $7,462,946 per Lease Year from the sixteenth
                              (16th) through twentieth (20th) Lease Years
                              ($26.05 per square foot );

                              The Base Annual Rent is subject to further increase as provided in Articles 3 and 10 of this Lease.


Base Building                 As set forth in Exhibit A annexed hereto and made
                              a part hereof.

Board of Managers             The Board of Managers of the Condominium

Bond Support Payments         As defined in Section 3.1B.

Bond Trustee                  United States Trust Company of New York, in its
                              capacity as Trustee of the Empire Notes.

Building The building as described in the Preliminary Plans and Specifications (including footings and foundations ) and other improvements and appurtenances of every kind and description hereafter erected, constructed, or placed upon the land, and any and all alterations and replacements thereof, additions thereto and substitutions therefor and

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                              any and all fixtures, equipment, machinery and
                              personal property of every kind and nature affixed or attached to, or used or procured in connection with the operation, use or occupancy of, the Building, but excluding furniture, trade fixtures or articles of personal property installed leaf by or for Tenant or by or for other tenants in the Building.


Building Systems              As defined in Section 7.2C.

Business Days                 Means all days, other than Saturday and Sunday and
                              official holidays of The City of New York.

City of New York Benefits     As described in Section 2.0 and in Exhibit I
                              hereto.

Cleaning Specifications       As set forth in Exhibit H annexed hereto and made
                              a part hereof.

Commencement Date             As defined in Section 3.1B(ii).

Commencement of Construction  Shall mean the date on which all of the following requirements have been met: (A) the building permit or permits required for landlord to commence construction of the building have been issued, (B) a binding commitment have been issued for steel or equivalent structural material and a copy thereof delivered to tenant, and (C) Landlord has commenced demolition and excavation work on the land.

Common Areas                  As defined in Section 4.1.

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Common Elements               As defined in the Condominium Documents

Completion Date               As defined in Section 2.2D.

Concession Period             As defined in Section 3.1B(i).

Condominium                   That certain condominium consisting of the several
                              leasehold interests held by Landlord, Hotel LLC and all other owners of Units from time to time in and to the Land and the Building, which condominium is constituted pursuant to the Condominium Documents.

Condominium Documents         That certain Declaration of Easements made by MWR
                              of even date herewith and intended to be recorded in the Office of the City Register, New York
                              County, immediately following the date hereof, and any other or further documents required to constitute the Condominium pursuant to the New
                              York Real Property Law Article 9-B, as all of the foregoing may hereafter be constituted or amended.

Construction Commencement
Date                          As defined in Section 2.1A.

Date Certain Agreement        As defined in Section 2.2A.

Dispute Notice                Notice of a party pursuant to Section 15.2A.

Empire Notes                  Those certain New York City Industrial Development
                              Agency 8.80% Taxable Industrial Development
                              Revenue Bonds (1996 Empire Insurance Company
                              Office Unit Project) due 2018 of even date herewith, issued by New York City Industrial

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                              Development Agency and payable to the registered
                              holders thereof in the original principal amount of $53,433,000, with a scheduled maturity equal to the Term hereof, including any additions, extensions, modifications, restatements, assignments, amendments or the like of all or any portion of such indebtedness, but excluding any refinancing of such indebtedness which increases the principal amount thereof above the then-current principal amount or extends the maturity thereof beyond the original scheduled maturity date.

Floor Plan                    As set forth on Exhibit B annexed hereto and made
                              a part hereof.

Floor Space                   The space within the exterior faces of the walls
                              encompassing any premises within the Building or, if such premises is enclosed by a wall or partition between space available for occupancy for two or more separate tenants or occupants, the space within such exterior faces and the center of such wall or partition. in computing floor space, space located below the Adams street parking level garage - as shown on the Preliminary plans and Specifications (excepting, however, the lower
                              Hotel Portion lobby on Adams Street, the office portion lobby, and the Garage Portion) shall be excluded. In computing the

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                              Floor Space of a full floor, no deduction or
                              exclusion shall be made from Floor Space otherwise computed by reason of Common Areas, including, without limitation, stairs, elevators, escalators, mechanical space, interior construction or equipment. Floor Space of areas common to both the Office Portion and the Hotel Portion shall be allocated, based on the Prel1minary Plans and Specifications, 63.445% to the Office Portion and 36.555% to the Hotel Portion, which allocation may be adjusted upon substantial completion of the Building on the basis of as-built plans and specifications indicating the respective Floor Space of the respective portions of the Building. Floor Space for the Office Portion only, as otherwise computed in accordance with this definition, shall also include a sixteen and one-half (16.5) percent add-on factor to reflect an agreed-upon allocation of the Office Portion lobby and mechanical space (Exclusive of mechanical space located on floors leased to tenants). The parties agree that floor space for each of the floors included in the premises shall be deemed to be 33,285 square feet for floors 23 through 26 inclusive, 32,170 square feet for floors 27 through 29 inclusive, 30,020 square feet for the 30th floor and 26,840 for the 31st floor,

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                              provided the Premises are built in accordance with
                              the Preliminary Plans and Specifications. If the Premises are not built in accordance with the Preliminary Plans and Specifications, the Premises shall be remeasured and recomputed, provided, that in no event shall the Floor Space of floors 23 through 31 of the Premises exceed 286,510 square feet. Floor Space for the Garage Portion only shall be calculated as the product obtained by multiplying (x) the "floor Space for the Garage Portion only, as otherwise computed in accordance with this definition, by (y) 25%.


Garage Portion                The Garage Unit (as defined in the Condominium
                              Documents), as more particularly described in the Preliminary Plans and Specifications.

General Common Elements       As defined in the Condominium Documents.

Governmental Authority        The United States of America, the state of New
                              York, New York City and any agency, department, commission, board, bureau, instrumentality or political subdivision of any of the foregoing, now existing or hereafter created, acting solely in its governmental capacity, and having jurisdiction over the premises or any portion thereof or any street, road, avenue or sidewalk comprising a part

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                              of, or in front of, the Premises, or any vault in
                              or under the Premises.

Governmental Requirements     Any law, ordinance, code, order, rule or
                              regulation of any Governmental Authority.

Gross Leasable Area of the    Shall mean the Floor Space of the Office Portion.
Office Portion                As of the date hereof, the Gross Leasable Area of
                              the Office Portion shall be deemed to be 8099,280 square feet. If the Office Portion is not built in accordance with the Preliminary Plans and Specifications, Gross Leasable Area of the Office
                              Portion shall be remeasured and recomputed. Gross
                              Leasable Area of the Office Portion may be adjusted from time to time, in accordance with the terms and provisions of this Lease.

Ground Lease                  That certain Severed, Amended and Restated
                              Agreement of Lease (Office Unit 2) between The
                              City of New York And Brooklyn Renaissance Plaza
                              LLC (as assignee of MWR), as the same may be amended from time to time.

Ground Lessee                 The lessee from time to time under the Ground
                              Lease.

Ground Lessor                 The lessor from time to time under the Ground
                              Lease.

Hotel LLC                     Brooklyn Renaissance Hotel LLC, a New York limited
                              liability company.

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Hotel Portion                 The Hotel Unit (as defined in the Condominium
                              Documents), as more particularly described in the Preliminary Plans and Specifications.

Institutional Lender          Any entity qualifying as an Institutional Lender
                              pursuant to the first sentence of the definition of that term set forth in the Ground Lease.

Land The land described in Exhibit C annexed hereto and made a part hereof.

Late Rate                     As defined in Section 3.4.

Lease This Agreement of Lease and all exhibits hereto and all amendments, modifications and supplements hereof.

Lease Year                    The twelve (12) month period beginning on the
                              commencement date and each succeeding twelve (12) month period during the term.

Limited Common Elements       As defined in the Condominium Documents.

Mortgage Any mortgage now or hereafter secured by (i) any interest in the ground lease, and/or (ii) landlord's interest under the lease and/or the sandwich lease, and/or (iii) sublandlord's interest under the lease or the sandwich lease, and all renewals, replacements, amendments, modifications, consolidations and extensions thereof.

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Mortgagee                     The holder of a Mortgage and any other party for
                              the benefit of which a Mortgage is held including, without limitation, the Indenture Trustee of the Empire Notes.

MWR MWR Associates, L.P., a New York limited partnership

Non-Arbitrable Dispute        As defined in Section 15.2A.

Non-Privileged Alterations    As defined in Section 7.2C.

Nuisance                      As defined in Section 7.2H.

Office Portion                Collectively, Office Unit 1, Office Unit 2 and the
                              Office/Retail Unit (each as described in the Condominium Documents) each as more particularly described in the Preliminary Plans and Specifications.

Office Portion Allocable      As defined in Section 3.3A(vi).
Operating Expenses



Office Portion Operating      As defined in Section 3.3A (iii).
Expenses



Office Unit 2                 As defined in the Condominium Documents

Person A natural person, firm, partnership, limited liabi1ity company, association or corporation, as the case may be.


PILOT                         As defined in section 3.4 Of the ground lease.

Possession Rent               As defined in Section 3.1B (i).


Preliminary Plans and         As set forth in exhibit D annexed hereto and made
Specifications                a

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                              part hereof.

Premises                      The twenty-third (23rd) through thirty-first
                              (31st) floors, inclusive, of the Office Portion, each as shown on Exhibit B (inclusive of Common Areas located within the Premises).

Prime Rare                    The prime lending rate charged from time to time
                              by The Chase Manhattan Bank, N.A. or its successor.

Privileged Alterations        As defined in Section 7.2C.

Prior Landlord                As defined in Section 13.2A(1).

Purchaser                     As defined in Section 13.2A.

Renewal Period                As defined in Section lO.lA.

Rent Base Annual Rent and all additional rent and charges payable by Tenant pursuant to this Lease, whether denominated as Possession Rent, Services Rent or otherwise.

Rules and Regulations         The rules and  regulations  set forth in Exhibit E
                              annexed hereto and made part hereof, as same may be modified by Landlord from time to time.

Sandwich Lease                As defined in the recitals hereto.

Services Rent                 As defined in section 3.1B(i).





Size of the Premises          286,510 square feet.

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Standard Building             As set forth on Exhibit F annexed hereto and made
 Hours and Days               a part hereof.

Substantial Completion        As defined in Sections 2.2B and C.

Substantial Completion        As defined in Section 2.2B.
Deadlines

Substantial Completion        As defined in Section 2.2D.
Notice

Taxes                         As defined in Section 3.3A(i).

Tax Year                      As defined in Section 3.3A(ii).

Tenant Unless otherwise specified, includes any person holding under Tenant.

Tenant's Architect            The New York State - licensed architect to be
                              engaged -by Tenant in connection with the design and implementation of Tenant's Work Plan.

Tenant's Extra Work           As defined in Section 2.lB.

Tenant's Improvement Fund     As defined in Section 2.0.

Tenant's Plan                 As defined in Section 2.l.

Tenant's Pro-Rata Share       As defined in section 3.3A(iv).

Tenant's Tax Reimbursement    As defined in section 3.3B(i).

Tenant's Rejection Notice     As defined in Section 2.2D

Tenant's Work Allowance       As defined in Section 2.1(H)

Tentative Monthly             As defined in section 3.3c(i)(b).
Operating Expense Charge

Term                          As defined in the demising clause of this Lease.

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Title Matters                 The exceptions set forth in Exhibit G annexed
                              hereto and made a Part hereof.

Unavoidable Delays            As defined in Section 14.9.

Underlying Lease(s)           Any ground or underlying lease (including
                              without limitation the Ground Lease) that now exists or may hereafter be placed on Office Unit 2 or any part thereof and any renewals, amendments, and/or modifications thereof.


Unit                          As defined in the Condominium Documents

                                   ARTICLE 2


ARTICLE 2

                 LANDLORD'S wORK - TENANT'S PLAN - CONSTRUCTION
                 ----------------------------------------------

          Section, 2.0    Tenant's Improvement Fund.
                          -------------------------

          A. NOT LATER THAN THIRTY (30) DAYS AFTER THE DATE OF execution of this Lease by all parties, Landlord shall establish an interest-bearing escrow account AT A BANK OR OTHER FINANCIAL institution approved by Tenant.

          B. Landlord shall cause to be DEPOSITED IN SAID ESCROW account (which account and the contents thereof are hereinafter

                                       15

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referred to as  "Tenant's  Improvement  Fund") an amount equal to the sum of vi)
the mortgage recording taxes payable on the mortgages executed and delivered simultaneously with the closing hereof (the "Project Mortgages"), but which will be exempt from payment by reason of the Project Mortgages being recorded by the New York City Industrial Development Agency (the "Agency") (the "MRT Benefits") and which have been received by Landlord or Sublandlord in any capacity and (ii) those amounts paid by or on behalf of Landlord to the New York City Economic Development Corporation ("NYCEDC") pursuant to a Sales and Compensating Use Tax Agreement among The City of New York, MWR Associates, L.P., Landlord and Tenant dated as of June 27, 1996 (the "Sales Tax Agreement") to the extent such amounts are available to Tenant under that agreement, all as further described in Exhibit I hereto (COLLECTIVELY, THE "CITY OF New York Benefits"). Landlord shall cooperate fully with Tenant in obtaining the City of New York Benefits at no additional cost or expense to Landlord.

         C. In addition to the funding described in subparagraph B above, landlord shall cause the Tenant's work allowance (hereinafter defined) portion of Tenant's improvement fund to be funded on a progress basis as and in the manner prescribed in Section 2.1E. LANDLORD SHALL CAUSE THE PROCEEDS OF TENANT'S Improvement Fund, and the interest on the principal thereof (at a rate equivalent to that on short-term U.S. TREASURY OBLIGATIONS), to be applied to the payment of the costs of Tenant's Work Plan

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pursuant  to Section  2.1(E) as and in the manner  provided  therein,  and shall otherwise disburse any balance of Tenant's Improvement Fund as further provided in said Section.

Section 2.1    Tenant's Work Plan.
               ------------------

         A. Landlord shall notify Tenant in writing of Commencement of Construction within five () Business Days thereof, and the date of such notice shall be deemed the "Construction Commencement Date". No later than October 15, 1997, Tenant shall cause to be prepared and completed and submitted to Landlord at Tenant's sole cost and expense detailed drawings, plans and specifications prepared by a New York State licensed architect or engineer of Tenant's choice (Herein collectively referred to as "tenant's work plan") setting forth, without limitation, the layouts of partitions (including openings), reflected ceilings, lights, mechanical plans and specifications for installation of air conditioning system and duct work, heating, electrical, sprinkler, communications and computer networking and such other layouts and systems as may be necessary to complete the premises for occupancy in accordance with tenant's requirements. Tenant's work plan shall be fully detailed, shall show complete dimensions, shall not be in conflict with the preliminary plans and specifications, the base Building, shall not require any changes in the structure of the Building, shall Not be in violation of any governmental requirements, shall not require landlord to take any action that would constitute a default under this Lease, any Mortgage, or Underlying Lease, or affect any portion of the Building other than the Premises. Notwithstanding the foregoing, Tenant agrees to advise Landlord of any non-standard structural requirements of Tenant's Work Plan within a reasonable time from the date hereof. Further notwithstanding the foregoing, if Tenant sha21 decide to construct employee cafeteria within the Premises, Tenant shall so notify Landlord and shall furnish Landlord with proposed plans and specifications for same as a part of Tenant's Work Plan. In the event that the inclusion of Tenant's cafeteria or of other nonstandard structural requirements of Tenant's Work Plan shall cause a modification in the Base Building (which Tenant shall use best efforts to avoid), Tenant shall reimburse Landlord for all of Landlord's actual costs and expenses in connection WITH SUCH modification and with any construction delay occasioned solely thereby within thirty (30) days of receipt of Landlord's Detailed statement thereof.

          B. Within five (5) business days after submission to landlord of tenant's work plan, landlord shall either approve same, which approval landlord agrees shall not be unreasonably withheld, or shall set forth in writing the particulars in which landlord does not approve same in which latter case tenant shall, within fifteen (15) business days after landlord's notification, return to landlord appropriate corrections thereto. Such corrections shall be consistent with the requirements of section 2.1(A) above, and subject to Landlord's reasonable approval. The foregoing process shall repeat itself until Tenant's Plan has been approved by Landlord, as set forth above, and Tenant shall not commence the improvements contained in Tenant's Work Plan until such approval shall have been given.

          C. In respect of all work performed by Tenant under this Section 2.l,
(i) neither Tenant, nor its agents or employees shall interfere with work being done by the Landlord or its agents and employees in any part of the Building or the Premises, (ii) neither Tenant nor its agents or employees shall cause a disruption in the labor harmony of the Building or the Premises, (iii) Tenant shall comply with any reasonable work schedule, rules and regulations proposed by Landlord, its agents or employees, (iv) subject to Landlord's procuring wraparound insurance for the Building, in which case Tenant shall participate
Therein on mutually agreeable terms, tenant shall procure and deliver to landlord worker's compensation insurance in statutory limits, (v) tenant shall indemnify, defend and hold landlord and sublandlord harmless (including reasonable attorneys fees and expenses) from and against any and all claims, actions, judgments, liabilities and expenses arising from or in connection with any act or omission of tenant or its agents, contractors, invitees or employees,
(vi) tenant shall comply with all governmental requirements, and (vii) all the terms, provisions and agreements of this lease shall apply to said occupancy (including the payment of Possession Rent when due), except for the obligation to pay Services Rent.

          D. In the event that prior to the Commencement Date the Preliminary Plan and Specifications are modified by Landlord so as to alter the Size of the Premises or the Floor Space of the Building (or any portion thereof), then the Premises and the Building (or any portion thereof), as the case may be, shall be remeasured by Landlord to reflect such change and Rent shall be adjusted accordingly; provided, however, that so long as all or a portion of the Empire Notes shall remain outstanding, any reduction in rent which may result shall be applied only, in the full aggregate amount of such rent reduction, against the services rent payable hereunder (but not against possession rent), and the amount and timing of the periodic payments of possession rent shall remain unchanged notwithstanding a reduction in rent. However, notwithstanding any such remeasurement, the dollar amount of tenant's work allowance to be provided to tenant shall be computed using the greater of 256,510 square feet or the remeasured square footage. Tenant shall have the right to verify for itself any such remeasurement by the Landlord. In the event of a dispute in connection with such remeasurement, same shall be determined by expedited dispute resolution in accordance with section 15.2 Hereof, it being understood that pending resolution of such dispute all payments of rent shall be paid by tenant as billed by landlord, subject to reimbursement or credit after such determination.

         E. Tenant shall receive the benefit of a cash contribution ("tenant's work allowance") to be paid into tenant's improvement fund (on a progress basis, as provided below) in an amount equal to the product of (i) 330.00 And (ii) 286,510 or such greater (but not lesser) remeasured square footage as may result from a modification of the preliminary plans and specifications pursuant to section 2.1C. Tenant may elect to have the benefit of the total of tenant's improvement fund applied to the improvement of as few as 197,480 square feet of the premises (floors 23 through 28). Landlord shall make disbursements from tenant's improvement fund in accordance with the provisions of this article 2
(i) to tenant's general contractor in respect of construction matters and (ii) to tenant's architect in respect of other miscellaneous matters (not more than once per month) on a progress basis and within ten (10) days of tenant's presentation of its contractors' requisition(s) to landlord's managing agent (with the certification, except in the case of advances or deposits, of tenant's architect that the requisitioned work is complete) in the face amount of such requisitions, until the principal and interest of tenant's improvement fund shall have been exhausted. Tenant shall give landlord written notice not later than thirty (30) days prior to the submission of tenant's first requisition, which notice shall set forth the estimated total dollar amount of such first requisition. Upon the presentation of each requisition of tenant's contractor(s) to landlord, and not more than three (3) days following landlord's receipt thereof, landlord shall deposit, on account of Tenant's Work Allowance, a sum equal to one-half (l/2) of the face amount of such requisition into Tenant's Improvement Fund and shall deduct said amount from the balance of Tenant Work Allowance. Each requisition of Tenant's contractor shall be paid one-half (1/2) from Tenants Work Allowance, as provided in the preceding sentence, and one-half (1/2) from The City of New York Benefits portion of Tenant's Improvement Fund. To the extent that, with respect to a given requisition, the City of New York Benefits portion of tenant's improvement fund may contain less than one-half (1/2) of the amount of such requisition, landlord shall pay the balance of such requisition from tenant's work allowance, but in no event shall landlord's obligation in respect of tenant's work allowance exceed the product of $30.00 X 286,150 or greater remeasured square footage. In the event that there shall be a balance remaining in tenant's improvement fund and/or in respect of tenant's work allowance after tenant's architect shall have given notice to landlord that the improvements described in tenant's work plan are completed, landlord, at tenant's election, shall (i) pay the balance of tenant's improvement fund and/or tenant's work allowance as tenant shall direct in writing, or (ii) apply the same as -a credit against services- rent (but not against possession rent). In the event that the cost of the improvements described in tenant's work plan shall exceed the sum of
(i) tenant's work allowance and (ii) the City of New York benefits available in tenant's Improvement Fund, then tenant shall pay such excess amount to tenant's contractors.

          F. Tenant shall be responsible (subject in all events to the terms of this Lease) for filing all building alteration applications and plans (which all shall be in compliance with Governmental Requirements), handling the paper work associated with such filings, and obtaining all permits, approvals and certificates required by any governmental or quasi-governmental bodies and regulatory agencies having jurisdiction thereof with respect to Tenant's Work Plan, provided, however, that Landlord shall not unreasonably withhold or delay its execution of any such application, permit or filing requiring its signature(s). Tenant shall have the option of employing the services of Landlord's expeditor at Tenant's expense.

         G. All installations, alterations, additions, improvements, fixtures and other property which are now or at any time hereafter attached to the Premises or any part thereof (whether or not made, installed or paid for by or for the benefit of landlord or tenant) including, but not limited to, all pipes, ducts, conduits, wiring, paneling, sheetrock partitions (and built-in inclusions), railings and the like, hall be, and remain the property of landlord or ground lessor and shall remain upon and be surrendered with the premises as a part thereof at the expiration or sooner termination of the term. None of the foregoing shall be deemed to include any of tenant's furniture, personal property or trade fixtures which shall remain the property of tenant; provided, however, that tenant, at tenant's sole cost and expense, shall remove same from the Premises prior to the expiration or sooner termination of the Term and shall repair any damage to the Premises caused by such removal.

Section 2.2    Construction
               ------------

          A. Landlord shall enter into a construction contract that requires that Substantial Completion 'as hereinafter defined) of the Premises be achieved on or before the dates of Substantial Completion Deadlines I, II and III (as defined in subparagraph (B) inclusive. Landlord shall achieve Substantial Completion of and deliver to Tenant the entire Premises (or applicable portion thereof) and the Completion Date (as hereinafter defined) shall occur, not later -than the date of the applicable Substantial Completion Deadline. Unavoidable Delay, as defined in Section 14.9, shall not excuse Landlord's failure to meet any Substantial CompletioN deadline. Landlord shall construct the building pursuant to- building permits or partial building permits or equivalent, copies of which shall be provided to tenant prior to commencement of construction. Tenant shall have, as its exclusive remedies in the event that substantial completion of the premises shall not have been achieved and the completion date shall not have occurred on or before the applicable substantial completion deadlines, such remedies as are set forth hereinafter and in the date certain agreement between landlord and tenant of even date herewith (the "date certain agreement"). In no event shall such failure to achieve Substantial Completion as to all or any portion of the Premises by any Substantial Completion Deadline affect Tenants obligation to pay Possession Rent and or Bond Support Payments (both as hereinafter defined) commencing on the Commencement Date and for the remainder of the Term.

         B. There shall be three (3) Substantial Completion Deadlines ("Substantial Completion Deadline I", "Substantial Completion Deadline II" and Substantial Completion Deadline III) as set forth below, and Substantial Completion shall be defined separately as to each Substantial Completion Deadline further as set forth below.

(1) Substantial Completion Deadline I shall be February 11, 1998. Substantial completion for purposes of substantial completion deadline I means that all of the following base building elements and other conditions shall have been completed and met with respect to each of tenant's first six floors, floors twenty-three (23) through twenty-eight (28) inclusive ("initial floors"): the slab of each initial floor and of the floor above poured and cured with shoring and bracing (except shoring and bracing underneath floor 23) removed; access by hoist or elevator sufficient to permit the orderly flow of personnel and materials provided and caused to be made available for tenant's use on a reasonable and nondiscriminatory basis with the other contractors in the Building; temporary utilities (electricity and water, sufficient to permit the orderly performance of Tenant's improvements) made available, the use of which shall be at Tenant's expense; exterior building enclosure (exclusive of standard "leave outs" or "comeback areas" for exterior hoist and tower cranes) with installation of curtainwall and interior core walls ready to receive finish. The foregoing conditions will be met with respect to floors 29, 30 and 31 ("Tenants Non-Occupancy Floors") not later than February 18, 25 and March 4 1998, respectively.

(2) Substantial Completion Deadline II shall be April 11, 1998. Substantial Completion for purposes of substantial completion deadline ii means that the following conditions shall have been substantially completed and met with respect to each of the initial floors: column enclosures, perimeter piping complete with enclosure", sprinkler loop, core partitions, electric and telephone closets, mechanical room including equipment and ducted to core- wall, all vertical and horizontal stacks, piping, and electric substantially completed.

         During the 60-day period between Substantial Completion Deadlines I and II, Landlord's access to the Initial Floors shall remain unimpeded for the purposes of performing Substantial Completion Deadline II work. The foregoing conditions shall have been met with respect to Tenant's Non-Occupancy Floors not later than April 18, 25 and May 2, 1998 respectively.

(3) Substantial Completion Deadline III shall be September 11, 1998. Substantial Completion for purposes of Substantial Completion Deadline III means that, with respect to all of Tenant's floors, floors twenty-three (23) through thirty-one (31) inclusive, all of the Base Building requirements shall have been substantially completed including, without limitation, lobby, life-safety systems, permanent high-rise elevators serving the premises, partial balancing of the building HVAC systems and other Building-wide systems necessary to obtain a temporary certificate of occupancy for those areas of the building so that tenant may lawfully occupy the premises.

                  Tenant  shall   coordinate,   or  cause  its   contractor  and
subcontractors to coordinate, the performance of the improvements

Described in tenant's work plan with the base building work being performed by or on behalf of landlord so as not to interfere with the performance and timely completion of the base building for the premises and/or the building. Tenant agrees to permit Morse Diesel International, Inc., In addition to such other general contractors as tenant may select, to submit bids or proposals for the performance of tenant's work plan, provided, however, that tenant shall not be required to accept the lowest bid submitted, and tenant may negotiate and contract with the bidder of tenant's choosing. Landlord shall coordinate, or cause its general contractor responsible for the base building and any other of its contractors and their subcontractors to coordinate, the performance of the base building work being performed on behalf of landlord with the work being performed by tenant pursuant to tenant's work plan so as not to interfere with the latter's timely and orderly completion. Landlord shall have the right to approve the selection of tenant's general contractor, which approval landlord agrees not to unreasonably withhold or delay. Tenant agrees to cause its contract with the general contractor responsible for the performance of the
improvements   described   in  tenant's   work  plan  to  include  a  provision
requiring said general contractor to consult with landlord and to take such commercially reasonable steps as landlord, or landlord's general contractor, may determine, and tenant's general contractor shall have agreed, are desirable in order to accelerate the performance of tenants work plan ("mitigating work") for the purpose of mitigating any amounts likely to become payable to Tenant as liquidated damages under this Lease and the Date Certain Agreement, provided however that any such Mitigating Work shall be undertaken at the sole cost and expense of MWR Associates or another entity beneficially owned or controlled by Joshua L. Muss.

                   For purposes of this lease, the date certain agreement and the construction contract with the general contractor responsible for the base building (which contract landlord shall cause to incorporate, in general substance, the provisions of this section 2.2(B)), landlord shall pay, or cause to be paid, to tenant, with respect to tenant's initial floors, as liquidated damages and not as a penalty, the sum of eight thousand six hundred sixty-four ($8,664.00) Dollars for each day for which substantial completion deadline I, or substantial completion deadline II, inclusive, shall not have been met by landlord, its general contractor and/or subcontractors. Notwithstanding the foregoing, and provided that landlord shall have otherwise met substantial completion deadline I or substantial completion deadline II, as the case may be, and shall have delivered not less than five (5) of tenant's initial floors pursuant thereto, then, with respect to the one (1) tenant's initial floor remaining, landlord shall pay to tenant, as liquidated damages and not as a penalty, the sum of one thousand four hundred forty four ($1,444.00) Dollars (rather than the $8,664.00 Set forth above) for each day for which substantial completion deadline I or II, as the case may be, is not met with respect to said one (1) floor. All payments due, if any, with respect to Landlord's failure to meet a Substantial Completion Deadlines I and II shall cease to accrue as of the date of the next Substantial Completion Deadline to occur. For each day up to and including the sixtieth (60th) day for which Substantial Completion Deadline III shall not have been met, Landlord shall pay to Tenant, as liquidated damages and not as a penalty, the sum of Six THOUSAND Five Hundred ($6,500) Dollar , and for each day after the sixtieth (60th) day for which Substantial Completion Deadline III shall not have been met, Landlord shal pay to Tenant, as liquidated damages and not as a penalty, the sum of
Fourteen Thousand Ninety-Seven ($14,097) Dollars. Tenant's receipt or non-receipt of any of the payments described in this subparagraph shall not affect Tenant's obligation timely- to make Bond Support Payments or payments of Possession Rent as required under this Lease.

          C. Landlord acknowledges that its failure to achieve substantial completion within the applicable substantial completion deadline will result in extreme hardship to tenant and will irreparably interfere with tenant's business, and the parties agree that it would be extremely difficult and impracticable to ascertain and fix the actual damages which tenant would incur as a result of landlord's delay in achieving substantial completion as required above. Landlord and tenant acknowledge their intent that tenant shall be compensated for any bond support payments which tenant may be required to make under this lease. Accordingly, the damages for such delay, and only for such delay, are liquidated and agreed to in the amounts set forth in subparagraph B above. Any amounts required to be paid to Tenant pursuant to subparagraph B above shall be paid to Tenant without offset or counterclaim not later than the fifteenth (15th) day of each month for which Tenant shall be obligated to pay Bond Support Payment pursuant to this Lease. If, following the Completion Date (hereinafter defined), Tenant shall have received total payments pursuant to ;his Lease and the Date Certain Agreement in excess of the total amount of any Bond Support Payments (hereinafter defined) which Tenant shall have paid or become obligated to pay, Tenant shall refund any such excess amount to Landlord not later than thirty (30) days after the date on which Landlord shall make demand therefor.

          D. Upon achieving Substantial Completion of the Premises, with respect to each of Substantial Deadlines I, II and III) respectively, Landlord shall deliver to Tenant written notice to that effect (the "Substantial Completion Notice"), and tenant shall respond by giving landlord either a notice accepting substantial completion of the premises pursuant to the applicable substantial completion deadline or a tenants rejection notice, described below, within five
(5) business days of receipt of landlord's substantial completion notice, failing which tenant shall be deemed to have accepted substantial completion. Tenants rejection notice shall be prepared by tenant's architect and shall include a detailed list of reasons that substantial completion has not been achieved, and Landlord shall correct the deficiencies described in Tenants Rejection Notice and thereafter shall issue a new Substantial Completion notice to which Tenant shall have three (,) Business Days to respond otherwise as provided above. The foregoing procedure shall be repeated until the date on which Tenant shall accept, or shall have been deemed to accept, as provided above, Substantial Completion, which date shall be the "Completion Date", provided, however, that the Completion Date for purposes of the initial Tenant's Operating Expense Payment pursuant to Sect_on 3.3.(C) shall be the earlier of the date of Tenant's acceptance or date of deemed acceptance of Substantial Completion as defined in Section 2.2(B)(3) with respect to Substantial Completion Deadline III.

          E. At any time prior to Tenant's acceptance pursuant to any Substantial completion deadline pursuant to section 2.2(D), landlord or tenant may, by written notice to the other, in good faith cause -any genuine issue in respect of (i) substantial completion by landlord or (ii) tenants failure to comply with tenant's obligations under this article 2 or tenant's or its general contractor's direct interference with the ability of landlord or its general contractor to fulfil landlord's obligations under this article 2, to be submitted to non-binding compulsory mediation with jam-endispute or with any reputable private dispute resolution service consisting of former judicial officers (or such other person or persons as the parties may mutually select). The mediation will commence with 72 hours of either party's notice, or as soon thereafter as can be arranged, and costs will be shared equally by both parties Neither the statements of the parties nor the findings of the mediator shall be utilized or communicated, and the mediation shall be without prejudice to either party, in any subsequent proceed1ng. Should the mediation fail to result in an agreement to the contrary between the parties, all payments due to Tenant pursuant to Sect on 2.2(B) hereof AND THE DATE CERTAIN Agreement shall be made without set off or counterclaim and within the time period specified. in Section 2.2(C), but without prejudice to either party's right to contest such matters at a later date. Thereafter, if Landlord shall dispute such payments, Landlord may submit such dispute to arbitration pursuant to Section 15.1.

          F. Tenant shall have the option, in its sole discretion, to occupy the premises for business use on a floor by floor basis as the same shall be completed and ready for occupancy, in which event the completion date shall be separately determined for each such floor in all other respects pursuant to the provisions of this section 2.2.

          G. Tenant has been advised of the importance to landlord of completing the building and the premises as quickly as possible and the great financial loss to landlord resulting from a delay in such completion. Accordingly, tenant (as tenant under this lease) covenants and agrees that tenant will not interfere with landlord's access to the Premises nor obstruct Landlord's contractors so as to cause any significant delays for Landlord in completing Landlord's Work.

          H. Notwithstanding anything contained in the foregoing to the contrary, if Tenant shall occupy the Premises, or any portion thereof, prior to the certification or deemed certification of Substantial Completion as provided in subparagraph D above, then the Completion Date shall be the day Tenant or anyone claiming under or through Tenant first occupies the Premises or any portion thereof (but only with respect to said portion) for business.

Section 2.3    Building Under Construction
               ---------------------------

         A. The parties hereby acknowledge and agree that the Premises are a Part of a building which is to be constructed by or on behalf of landlord substantially in accordance with the preliminary plans and specifications and that such building is comprised of the hotel portion, the office portion and the garage portion, each of which is shown on the preliminary plans and specifications, it being understood that any such portion may be subdivided further by or on behalf of landlord into one or more leasehold condominium units in connection with the submission by landlord of the building to a condominium regime. Tenant hereby acknowledges and agrees that the preliminary plans and specifications shall be subject to such changes as landlord in its sole discretion shall determine are necessary or desirable. In no event, however, shall any such change: (i) cause the Office Portion to violate any Governmental Requirements; or (ii) materially alter the Size of the Premises;
(iii) eliminate the Hotel Portion or reduce the number of rooms below 200 rooms or the public spaces of the Hotel Portion as currently shown on the Preliminary Plans and Specifications; or (iv) cause the loss of PLOT, New York State or City funding agreements, or other public benefits as may be committed to the Building. Any such impermissible change shall be deemed a material anticipatory breach of this Lease by Landlord, but shall in no event affect the obligations of Tenant to pay Bond Support Payments or Possession Rent to Sublandlord.

         Section 2.4     Section  223(a) of real  property  law.  Tenant  waives
                         --------------------------------------
any right to rescind this lease under section 223(a) of the real property law of the state of New York, and, except as otherwise provided in the date certain agreement, further waives any damages which may result from any delay in the substantial completion of tenant's work or delivery of possession of the premises.

                                   ARTICLE 3

                                      RENT

Section 3.1    Payment.
               -------

         A. Tenant hereby agrees to pay all Rent in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, at the address of Landlord and Sublandlord set forth in this Lease or at such other place a_ Landlord (with respect to Services
Rent) or Sublandlord (with respect to Possession Rent) in writing may designate, without abatement, offset, counterclaim or defense whatsoever (except as may be otherwise herein expressly provided with respect to Services Rent but in no event against Possession Rent or, if the Empire Notes shall no longer be outstanding, Rent), and without any prior demand therefor.

         B. (i) "possession rent" as used herein shall mean, collectively, (a) the base annual rent, (b) tenant's tax reimbursement and (c) a portion of tenant's operating expense payment in an amount equal to the "base rent" payable under the ground lease, together with any late charges due upon any of the foregoing pursuant to section 3.4; Provided that notwithstanding anything to the contrary contained in this lease, any possession rent accruing in respect of the premises (or any portion thereof) from and after the commencement date until two months following the

Completion Date of the Premises (or any portion thereof) shall be referred to herein as "Bond Support Payments". Said two month period following the Completion Date shall be referred to herein as the "Concession Period". "Services Rent" as used herein shall mean any and all Rent payable under the Lease other than Possession Rent and Bond Support Payments.

                   (ii) Notwithstanding any provisions of this Lease or of applicable law to the contrary, Tenant shall commence making payments to Sublandlord of Possession Rent or Bond Support Payments, as the case may be, with and for the month beginning on November 1, 1998 (the "Commencement Date"), without abatement, offset, counterclaim or defense. Tenant's obligation to pay Possession Rent or Bond Support Payments, as the case may be, to Sublandlord from and after the Commencement Date AND FOR THE remainder of the Term shall be Absolute and unconditional, whether or not the completion date with respect to all or any portion of the premises or any individual office floor shall have theretofore occurred. If the completion date with respect to the premises or any portion thereof shall have failed to occur in accordance with section 2.2 Of the lease on or before the commencement date, then Tenant's obligation to make payments of possession rent or bond support payments, as the case may be, shall nevertheless commence and continue without abatement, deduction, offset, counterclaim or defense.

          c. Sublandlord hereby covenants and agrees, during the term of the Empire Notes, to cause any Possession Rent and Bond Support Payment received by Sublandlord to be delivered to the Bond Trustee to be applied to the payment of the Empire Notes, Taxes and the "Base Rent" payable under the Ground Lease.

          Section 3.2 Base Annual Rent. Tenant shall pay the Base Annual Rent in
                      ----------------
equal monthly installments on or before the last business day of each calendar month during the Term, in accordance with Section 3.1A. So long as all or a portion of the Empire Notes shall be outstanding, such payments shall be made by Tenant to Sublandlord without any abatement, offset, counterclaim or defense whatsoever; following the payment in full of the Empire Notes, such payments shall be without abatement, offset, counterclaim or defense except as may be otherwise expressly provided herein.

          Section 3.3    Adjustment to Base Annual Rent.
                         ------------------------------

          A. Definitions:

               (i) "Taxes" shall mean the aggregate amount of real estate taxes and assessments (exclusive of penalties, interest and discount thereon) imposed upon office unit 2 and payable during any tax year, including, without limitation, any special assessments levied on office unit 2 after the date of this lease for public benefits to land or building which assessments, if building which assessments, if payable  in  installments,  shall be deemed  payable  in the  maximum  number of permissible installments (Tenant's responsibility with respect thereto being limited to installments due and payable for periods within the Term) in the manner in which such taxes and assessments are imposed as of the date hereof; provided, that if because of any change in the taxation of real estate, any other tax or assessments (including, without limitation, any occupancy, gross receipts or rental tax) is imposed upon Landlord, Sublandlord or the owner of the Land and/or Building, or upon or with respect to Office Unit 2 or occupancy, rents or income therefrom, in substitution for, or in addition to any of the foregoing Taxes, such other tax, assessment or fee shall be deemed part of Taxes, subject in all events to the next sentence. Taxes for any Tax Year shall include PILOT (or a proportionate share thereof, as THE CASE MAY BE) AS is payable under the Ground Lease. The term "TAXES" shall not include Municipal, State or federal income, franchise, capital gain, inheritance, estate, succession, transfer, or gift taxes of landlord, sublandlord or any corporate successor of such party; provided, however, that if any tax, assessment, levy (including but not limited to, any municipal, state or federal levy), imposition or charge, or any part thereof, shall be measured by or be based in whole or in part upon office unit 2 and shall be imposed upon landlord or sublandlord, then all such taxes, assessments, levies, impositions or charges, or the part thereof, to the extent that the same are so measured or based, shall be deemed to be included within the term taxes.

          (ii) "Tax Year" shall mean The City of New York fiscal year, July 1 through June 30 (or such other fiscal year as hereafter may be duly adopted by {he City of flew York as the fiscal year for real estate tax purposes), all or a portion of which falls within Term.

          (iii) "Office  Portion  Operating  Expenses" shall mean the sum of
(X) office portion allocable operating expenses (as hereafter defined), and (y) the following costs and expenses, without duplication (and all taxes thereon, if any), reasonably paid or incurred in any calendar year during the term by landlord or on behalf of landlord (including, without limitation, by the board of managers on behalf or for the account of landlord) and directly attributable to the operation, cleaning (of the common areas), repair, safety, management, security and maintenance of the office portion, and which under generally applied real estate practice in the City of New York for comparable building are properly chargeable as operating expenses: (a) all reasonable compensation paid to the following categories of employees performing services required in connection with the actual operation, repair and maintenance of the office portion, including common areas: (1) the building manager and staff who work full time in the office portion, or if less than full time, whose time is prorated for the time spent on matters directly related to the office portion; and (2) all persons engaged in the actual operation, repair and maintenance of any part of the office portion

And building systems, including, without limitation, engineers, mechanics, electricians, plumbers, porters and janitors who work full time in the office portion, or if less than full time, whose time is prorated for the time spent on matters directly related to the office portion (collectively, "employees"): (b) the cost of all hospitalization, medical, surgical, union (or other contractual) and general welfare benefits (including group life insurance) and any pension, retirement or life insurance plan and other benefit or similar expense relating to some or all of the employees; (c) social security, unemployment and other payroll taxes paid in respect of some or all of the employees; (d) the cost of providing disability and worker's compensation coverage imposed by any legal requirements, union contract or otherwise with respect to the employees; (e) the cost of casualty, liability and fidelity insurance that a prudent owner of a building comparable to the office portion would maintain or which may be required pursuant to the terms and provisions of the ground lease or any mortgage  (subject to  allocation  of cost if premiums for any of the  foregoing insurance  covers any  properties  in addition to the land and the  improvements thereon); (f) the cost of maintenance, painting and repairs, that, under generally accepted accounting principles, consistently applied, are not capitalized; (g) the cost or rental of all cleaning supplies, tools, materials and equipment that, under generally accepted accounting principles consistently applied, would not be capitalized; (h) the cost or rental of uniforms, work clothes, laundering and dry cleaning for employees:

(i) the cost of window cleaning, landscaping, guard, watchman or other security services or systems, if any; (j) charges of independent contractors or consultants performing work which, if performed by employees, would be included within this definition of office portion operating expenses: (k) legal fees, costs and disbursements paid to outside counsel, but excluding those (1) related to disputes with tenants, based upon landlords negligence or other tortious conduct, (2) relating to enforcing any leases except for enforcing lease provisions for the benefit of the building tenants generally, (3) relating to the defense of landlord's title to, or interest in, the building or the land, or
(4) to the extent reimbursed directly to landlord by other tenants (but not as a part of office portion operating expenses), (l) accounting, engineering, architectural and other professional fees and disbursements; (m) water costs, water rates, sewer rents, frontage charges and sales taxes, for the portions of the office portion not leasable to other tenants; (n) other costs reasonably necessary to operate, repair, manage and maintain the office portion in a first class manner and condition; (o) reasonable management fees, whether the office portion is or is not managed by landlord or an affiliate of landlord; and (p) the cost of all charges for energy (including costs for energy generated by a power plant operated by or on behalf of landlord in the building, provided same (including any construction cost component thereof), shall not exceed the lowest rate available to landlord from a public utility company servicing the office portion), including, without limitation, gas, oil, steam, electricity (for the portions of the Office Portion not leasable to other tenants), heat, ventilation, air conditioning, water and other utilities for the portions of the Office Portion not leasable to other tenants (together with any taxes or impositions with respect to such utilities and together with all costs and expenses incurred in maintaining, repairing and servicing the, equipment providing same that, under generally accepted accounting principles, consistently applied, would not be capitalized); provided, however, that any such amounts shall not exceed that which is customarily paid to unaffiliated third persons in arms length transactions in New York City for comparable items or services in a business operation of a size and nature as that being operated by Landlord in the Office Portion.

          The  foregoing  costs and expenses  shall exclude or have deducted from them the following items, as the case may be. In addition, in no event shall "Office Portion Operating Expenses" under clause (y) above include costs that are otherwise either (i) included in office portion allocable operating expenses or (ii) directly passed through to tenant under this lease, including, without limitation, pursuant to article 5, it being understood and agreed that there shall be no duplication of charges to tenant. (1) Executive's salaries above the grade of building manager at the building; (2) expenditures for replacements, alterations or other capital improvements in accordance with generally accepted accounting principles (other than those which under generally applied real estate practice are expenses or regarded a deferred expenses), exclusive of capital improvements made by Landlord after the Building is substantially completed (i) which have the effect of reducing expenses which would otherwise be included in Office Portion Operating Expenses, but only to the extent of such savings, or (ii) which are made in compliance with Governmental Requirements enacted after the Building is substantially completed (as, for example, New York City Local Law No. 5), in each case amortized over the useful life of the improvement with a reasonable salvage value on a straight-line basis (together with interest thereon incurred by Landlord at the prevailing rates) which SHALL be included in Office Portion Operating Expenses for the Comparison Years (as hereafter defined) during which such amortization occurs. If landlord shall lease any item of capital equipment designed to result in savings or reductions in expenses which would otherwise be included in office portion operating expenses, then the rentals and other costs paid in connection therewith shall be included in office portion operating expenses for the comparison year in which they are incurred, but only to the extent of such savings; (3) cost of repairs or replacements incurred by reason of fire or other casualty or condemnation to the extent landlord is compensated therefor through insurance; (4) depreciation, except as provided above; (5) taxes (as defined in subparagraph (a)(i) above);
(6) the cost of any item or service such as electricity, furnished to pace leasable or leased to tenants (including tenant) in the building and billed for and paid for separately or billable separately for such space by such tenants; (7) financing and refinancing costs and debt service (including amortization) payable under any Mortgage or any other debt for borrowed money;
(8) Landlord's franchise- or income taxes; (9) leasing commissions, costs, disbursements and other expenses including architectural and legal fees incurred for leasing, renovating! or improving space for tenants, including Tenant; (10) costs (including permit, license and inspection fees) incurred in renovating, improving, decorating, painting or redecorating, vacant space or space for tenants; (11) costs of a capital nature, including capital improvements, capital repairs, capital equipment, and capital tools, as determined under generally accepted accounting principles consistently applied, except that the annual Amortization of these costs shall be included to the extent expressly permitted in (2) above and subparagraph (p) of this subparagraph 3.3(A)(iii); (12) overhead and profit paid to affiliates for services on or to the office portion or for supplies or other materials, but only to the extent that the costs of the services, supplies, or materials including overhead and profit exceed the competitive costs of the services, supplies or materials were they not provided by an affiliate;(13) compensation paid to clerks, attendants or other persons in commercial concessions operated by landlord; (14) rentals and other related expenses incurred in leasing air conditioning systems, elevators, or other equipment ordinarily considered to be of a capital nature, except equipment used in providing janitorial services that is not affixed to the Office Portion, or except as otherwise expressly permitted under subparagraph (2) above; (15) items and services for which Tenant reimburses Landlord or pays third parties or that Landlord provides selectively to one or more tenants of the Office Portion other than Tenant with or without reimbursement; (16) advertising and promotional expenditures; (17; costs incurred in operating the Garage Portion or the Hotel Portion other than as provided hereinbelow; (18) during the firs.: five years of the Term, nonrecurring costs incurred to remedy structural defects in original construction materials or installation; (19) any fines or penalties incurred because Landlord violated any governmental rule or authority, including late payment of water and sewer rents, except if same is due to Tenant's fault; and
(20) costs of any repairs made by Landlord to remedy damage caused by or resulting from the negligence of Landlord, its agents, servants or employees.

          (iv) "Tenant's Pro Rata Share" shall mean the percentage arrived at as of the commencement of each CALENDAR YEAR by dividing the Size of the Premises by the Gross Leasable Area of the Office Portion. The parties agree that as of the date hereof, Tenant's Pro Rata Share is 34.428%.

          (V) "office portion allocable operating expenses" shall mean sixty-four and four-tenths (63.445) Percent of the "operating expenses" (as hereafter defined) incurred in any calendar year during the term in respect of
(a) the common elements

And (b) those limited common elements which are appurtenant both to the Office Portion and either the hotel portion or the garage portion. Such percentages shall be subject to review from time to time on an item by item basis upon the request of either party and may be adjusted based on actual experience. In no event shall "office portion allocable operating expenses 't include costs that are otherwise either (i) included in "office portion operating expenses" or
(ii) directly passed through to tenant under this lease, including, without limitation, pursuant to article 5 hereof, it being understood and agreed that there shall be no duplication of charges to tenant. In the event of a dispute, the same shall be determined by arbitration in accordance with section 15.1 Of the lease. For the purposes of this subparagraph (v), "operating expenses" shall mean all reasonable costs and expenses (and all taxes thereon, if any) paid or incurred by or on behalf of landlord or by the board of managers with respect to the operation, cleaning, repair, safety, management, security and maintenance of the common elements and of those limited common elements appurtenant both to the office portion and either the hotel portion or the garage portion, as the case may be,  exclusive  of (a) those  categories  of expenses  excluded  from office portion allocable operating expenses as items 1-20 in subparagraph (a)(iii) above or (b) attributable exclusively to any one of the office portion (or any unit therein), the hotel portion or the garage portion or to both the hotel portion and the garage portion (but not the office portion). Landlord agrees that the consumption of all utilities, including water, electricity, heating, air-conditioning and gas, used respectively at the Office Portion, the retail tenancies in the Office Portion, if any, the Hotel Portion and the Garage Portion, as applicable, shall be metered separately, unless same is prohibited by law or not feasible.

     B.   Taxes

          (i) tenant shall pay to sublandlord, or as sublandlord shall otherwise direct, from time to time within thirty (30) days after written demand therefor (which demand shall not be made earlier than forty (40) days prior to the due date for payment of such taxes), an amount or sum ("tenants tax reimbursement") equal to taxes. If such payment is not made by tenant in a timely fashion so as to avoid the imposition of any interest or penalties for late payment of taxes, then tenant shall be responsible for any and all such interest, penalties and other late charges that may be imposed and same shall be payable by tenant upon demand as additional rent and shall be deemed to be a part of tenant's tax reimbursement. The real estate taxes involved in this subparagraph shall be initially computed on the basis of the assessed valuations in effect at the time the demand is sent (as such assessed valuations may have been settled or finally adjudicated prior to such time) regardless of any then pending applications, proceedings or appeal respecting the reduction of any such assessed valuations, but shall be subject to subsequent adjustment as provided in subparagraph (ii) below.

          (ii) In the event that, after a demand has been sent to Tenant, an assessed valuation which had been utilized in computing the Taxes for such Tax Year is reduced (as a result of settlement, final determination of legal proceedings or otherwise), and as a result thereof a refund of Taxes is actually received by or on behalf of Landlord, then, Tenant shall be entitled to receive a credit in the amount of its Pro Rata share thereof.

          (iii) provided that tenant shall have made all payments of tenant's tax reimbursement when due, tenant hall have the right, but not the obligation, to contest the separately assessed valuation of office unit 2 by any and all legal means, at tenant's sole cost and expense in the event that landlord shall fail to institute tax certiorari proceedings with respect to any such tax year. In no event shall landlord compromise or settle with respect to the assessed valuation of office unit 2 for a tax year during the term without the consent of tenant which shall not be unreasonably withheld or delayed.

          (iv) tenant hall be entitled to any and all credits against payment of pilot attributable to office unit 2 as may be available to tenant or which may have been otherwise negotiated with the city of New York, provided that tenant hall remain obligated to make all payments of taxes assessed against

Office Unit 2 as the same shall appear on the tax rolls. In no event shall Tenant be liable for payment of the "Deferred Obligations" as the same are defined in that certain Assignment and Assumption of Severance Ground Lease of even date herewith between MWR and Landlord.

     C.   Office Portion Operating Expenses

          (i) a) commencing on the completion date and continuing during each full or partial calendar year thereafter during the term, tenant shall pay in the manner and at the times herein set forth, tenant's pro rata share of office portion operating expenses ("tenants operating expense payment") for such full or partial calendar year as follows: (y) to sublandlord, or as sublandlord shall otherwise direct, a portion of tenant's operating expense payment in an amount equal to the "base rent" payable from time to time under the ground lease and (z) to landlord in an amount equal to the balance of tenant's operating expense payment (i.e., The total amount of tenant's operating expense payment less the amount of tenant'- payment to sublandlord on account of ground lease "base rent"); provided, however, that during the concession period, one-half of tenant's operating expense payment hall be abated, as provided in- subparagraph (b) below, provided, further that in no event shall any such abatement reduce the possession rent payable by tenant. During the concession period and the first and second lease years, tenant's

Operating Expense Payment 1n respect of each such Concession Period or Lease Year shall be deemed to be the aggregate payments of the Tentative Monthly Operating Expense Charge for such Concession Period or Lease Year, as the case may be.

          b) together with tenant's monthly payment: to sublandlord of base annual rent, each month during the term (and on the last day of any month during the concession period), tenant shall pay to landlord, as additional rent on account of tenant's operating expense payment a sum equal to the tentative monthly operating expense charge (as hereinafter defined), which shall be prorated for any partial month during the term. As used in this subparagraph
(c), the term "tentative monthly operating expense charge" shall mean, (a) during the concession period, a sum (as abated) equal to one-twelfth (1/12) of the product of (x) the size of the premises (proportionate if tenant has accepted delivery of less than all of the premises) and (y) $2.50; (B) in the case of the first lease year, a sum equal to one-twelfth (1/12) of the product of (x) the size of the premises (proportionate if tenant is occupying less than all of the premises), and (y) $5.00; (C) in the case of the second lease year, a sum equal to one-twelfth (1/12) of the product of (m) the size of the premises (proportionate if tenant is occupying less than all of the premises), and (n) $6.00; And (d) in the case of the third lease year and each successive lease year, a sum equal to 105` of the tentative monthly operating expense charge applicable to the last month of the immediately preceding Lease Year. Commencing with the third Lease Year, at such time as the Actual Office Portion Operating Expenses (as hereinafter defined) for the preceding calendar year are determined, the Tentative Monthly Operating Expense Charge shall be recalculated based upon the Actual Office Portion Operating Expenses for such calendar year. Upon such recalculation, tenant shall pay to Landlord, within sixty (60) days after Tenant's receipt of Landlord's statement (as described in subparagraph (c) below), the difference between (x) the recalculated Tentative Monthly Operating Expense Charge that should have been paid to date for the current Lease Year and
(y) the amounts actually paid to date on account of the Tentative Monthly Operating Expense Charge for the current Lease Year and shall commence monthly payments of the recalculated Tentative Monthly Operating Expense Charge with the monthly payment next due.

          c) Within one hundred fifty (150) days after the expiration of the Calendar year in which the third lease year-commences, and after the expiration of each calendar year thereafter during the term (but not more often than once in any calendar year), landlord will end to tenant a statement certified by a financial officer of landlord setting forth the actual office portion operating expenses for the immediately preceding calendar year (or, in the calendar year in which the third lease year commences, the portion of such calendar year occurring after the commencement of the third lease year) (the

"Actual office portion operating expenses") and crediting tenant with the amounts, if any, collected by landlord from tenant pursuant to subparagraph b(ii) of this section during and on account of such preceding calendar year (or, in the calendar year in which the third lease year commences, the portion of such calendar year occurring after the commencement of the third lease year). Landlord shall attempt to provide the foregoing statement to tenant within one hundred twenty (120) days after the expiration of each calendar year. If such statement reflects an amount due to landlord for such calendar year, tenant shall pay such amount to landlord as additional rent within ninety (90) days after receipt of such statement. Should tenant fail to pay landlord timely, as aforesaid, any sums due pursuant to this subparagraph c, then tenant shall pay interest on such unpaid amounts at the late rate, calculated from the date of landlord's statement until the date tenant's payment is received. If landlord's statement reflects that the amounts theretofore collected by landlord from tenant on account of any such calendar year exceed the amount actually due from tenant for such calendar year, the excess shall be credited against the services rent (and not the possession rent) next becoming due from tenant.


          D) any delay or failure of landlord in computing or billing for the rent adjustments hereinabove provided shall not constitute a waiver of or in any way impair the continuing obligation of tenant to pay such rent adjustments hereunder.

          e) Notwithstanding any expiration or termination of this Lease prior to the Lease expiration date , Tenant's obligation to pay rent as adjusted under this Paragraph shall continue and shall cover all periods up to the Lease expiration or termination date, and shall survive any expiration or termination of this Lease, provided that in no event will this Lease be cancelled or terminated, nor Tenant's obligation to pay Posession Rent and/or Bond Support Payments be affected, modified or compromised in any way, so long as any of the Empire Notes shall remain outstanding.

          D.   General

          (i) any demand for taxes or statement of operating expenses sent to tenant shall be conclusively binding upon tenant unless, within one hundred twenty (120) days after such statement is sent, tenant shall send a written notice to landlord objecting to such statement and specifying the respects in which such statement is claimed to be incorrect. If such notice is sent and the parties are unable to settle the matter between themselves within thirty (30) days thereafter, either party may refer the matter to arbitration in accordance with article 15.1 Hereof. Notwithstanding any objection sent by tenant disputing any comparative statement, tenant shall at all times be obligated to

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
make the payments to Landlord required pursuant to this Section 3.3 while the resolution of such dispute is pending.

          (ii) The expiration or termination of this Lease during any Tax Year or any Lease Year for any part or all of which there is an increase in Base Annual rent under this section 3.3 Shall not affect the rights or obligations of the parties hereto respecting such increase, and any statement relating to such increase shall be sent to tenant subsequent to, and all such rights and obligations shall survive, on a pro rata basis, any such expiration or termination. Any payments due under such statement shall be payable within thirty (30) days after such statement is sent to tenant, failing which tenant shall pay landlord or sublandlord, as the case may be, interest at the late rate on such unpaid amounts, calculated from the date tenant receives any such statement until the date tenant's payment is received.

          (iii) the payments, if any, required to be made to landlord or sublandlord, as the case may be by tenant pursuant to any of the provisions of this section 3.3 Shall be deemed payments of additional rent, the nonpayment of which shall entitle landlord and sublandlord to any and all of the remedies available to such party under this lease and applicable law for the nonpayment of rent.

          (iv) Tenant and its authorized representative, upon reasonable notice to Landlord and at reasonable times, shall have the right to examine any and all records of Landlord then currently in Landlord's possession at Landlord's offices as required under the rules and regulations promulgated by the Internal Revenue Service for record retertion (collectively, the "Retained Records"), pertinent to Office Portion Operating Expenses or Taxes for the purpose of verifying the accuracy of any statement furnished by Landlord to Tenant for the period for which Landlord has, in its possession, such Retained Records. Subject to the requirements of any applicable law, rule or regulation of governmental authorities or court of competent jurisdiction, Tenant will maintain the confidentiality of Landlord's non-public records.

          (v) Notwithstanding anything to the contrary contained in this Lease, In no event shall tenant be obligated to pay tenant's operating expense payment in respect of any portion of the premises for any period prior to the completion date of such portion; provided however, that tenant shall be obligated to make such payment to the extent the same constitutes possession rent hereunder.

          Section 3.4 Late charges.  If,  during the term of this lease,  tenant
                      ------------
shall fail to pay any payment of rent within ten (10) days after same is first due or payable, tenant agrees to pay to landlord or sublandlord, as the case may be (i.e., The party to whom the applicable payment is payable) as and for agreed upon late charges (and not a penalty) on account of the additional administrative, accounting and overhead costs attributable to Tenant's delinquency, an amount (the "Late Rate") equal to the lower of: (i) the rate of interest payable under the Empire Notes plus two (2%) percent or (ii) the highest rate permitted by law, on the amount not paid when due, from the due date until the date of payment. All amounts payable to Landlord or Sublandlord pursuant to this Section 3.4 shall be considered additional rent. Nothing contained in this Section 3.4 or otherwise is intended to grant Tenant any extension of time in respect of the due dates for any payments of Rent under this Lease, nor shall same be construed to be in limitation of or in substitution for any other rights, remedies or privileges available to Landlord or Sublandlord under this Lease, at law, in equity or otherwise.

                                    ARTICLE 4

                                  COMMON AREAS

     SECTION 4.     Common Areas.
                    ------------

         A. Landlord, at its sole cost and expense, shall cause the building to contain a separate lobby and entrance located on the east side of the office portion (the "east lobby") solely for the use of tenant with respect to the floors of the premises and for the use of tenants of the floors above the premises with respect to said floors. In the event that Governmental Requirements require connecting doors between the East Lobby and any other Office Portion lobby, said connecting doors will be for emergency use only. The size of the East Lobby shall be substantially proportionate (taking into account the physical constraints and dimensions as reflected in the Preliminary Plans and Specifications) to the total square footage of Tenant's floors and the floors above tenant's floors versus the total square footage of the remainder of the Office Portion floors. The design of the East Lobby will be subject to Landlords and Tenant's reasonable mutual review and approval prior to the construction thereof which shall conform to the agreed upon design.

         B. The public hallways, elevators, shafts, office portion main lobbies, loading docks, mechanical spaces and shafts, electric and telephone closets, bathrooms, and such other public areas or common conveniences within the office portion identified or shown in the condominium documents as limited common elements appurtenant to the office portion and/or such other spaces designated as such from time to time by landlord for the common use of the office portion are collectively referred to a. "Common areas." Common areas located outside the premises may thereafter be excluded therefrom when designated by landlord for non-common use, and any portion thereof not initially included within common areas may be included when so designated by landlord for common use, without tenant's consent. If landlord desires to make any material change

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
to the Common Areas located wholly within the Premises or to the West Lobby, Landlord shall first obtain Tenant's prior written approval, which approval shall not be unreasonably withheld or delayed. If Tenant has not responded to Landlord within thirty (30) days after Landlord's written notice requesting such approval, Tenant's approval shall be deemed given. If Landlord must make any such changes due to an emergency or prior to Tenant's initial occupancy, Tenant's approval need not be obtained. Disputes between Landlord and Tenant under this Section 4.1 shall be resolved as provided in the expedited dispute resolution mechanism set forth in Section 15.2 hereof.

         C. Except as otherwise provided in this lease, no schedule, exhibit, sketch, plan, drawing, rendering, brochure, flyer, or the like shall be deemed to create a warranty, representation or agreement on the part of landlord that the office portion and/or the common areas or any portions thereof will be or will continue to be exactly as indicated thereon, and landlord reserves the right at its sole and absolute discretion to (i) increase, reduce, change or (with respect to common areas only) eliminate the number, type, size, location, elevation, nature and use of any or all of the same, (ii) make changes, additions, alterations, or improvements in or to any or all of the same, and
(iii) convert from time to time common areas into space available for leasing to tenants and/or reconvert any such space, or convert any other space in the office portion, into common areas. Any such alterations, restorations,

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
renovations or other such work in the Office Portion may result in certain inconveniences or disturbances to Tenant. Landlord shall use reasonable efforts to minimize the interference of such work with Tenant's operation of its business but nothing contained herein or otherwise shall require Landlord to take extraordinary measures or incur additional (or overtime) costs or expenses to complete such work, and Tenant agrees that the performance of any such work shall not constitute or be deemed to be a constructive eviction or be grounds for a termination of this Lease or the term hereof, nor shall the same in any way affect the obligation to pay the Rent herein reserved, it being understood that Tenant shall have the right to claim damages from Landlord or Landlord's agent(s) or contractor(s) (but not from Sublandlord) or to seek equitable relief from a court of competent jurisdiction.

          D. Except as otherwise expressly provided in this lease, tenant, its agents, employees and invitees shall have free use of any of the common areas outside the premises subject to the rules and regulations which shall be applied in a uniform and consistent manner.

          E. Landlord reserves the right to close, if necessary, all or any portion of the common areas outside the premises for the minimum length of time as may, in the reasonable opinion of landlord's counsel, be legally sufficient to prevent a dedication thereof or the accrual of the right of the public therein.

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
Landlord hereby notifies Tenant, and Tenant acknowledges such notice, that Landlord does not in any manner permit or authorize usage by the public that might create a legally sufficient dedication or accrual of any rights therein by the public.

          F. Tenant shall have no right to affix any sign, banner or other item of any nature whatsoever to the exterior of the premises or its windows, or to any part of the common areas or the office portion or which may be visible to the public through the windows or common areas, unless and until the sign, banner or other item has been approved by landlord in its sole discretion. In the event tenant affixes same in violation of the provisions hereof, then in addition to the remedies available to landlord under this lease and applicable law, landlord shall have the right to remove same and charge tenant, as additional rent, for the costs of such removal and for restoring the area from which the sign, banner or other items was removed. On all floors of the premises, tenant, in tenant's sole discretion, shall have the right to affix, or permit its designees to affix, any and all signs provided that the same shall be in good taste and consistent with a first class office/hotel building. Banners and other items of any nature whatsoever shall not be affixed without notice to and the consent of landlord, which consent shall not be unreasonably withheld or delayed.

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
                                    ARTICLE 5

                              UTILITIES - SERVICES

Section 5.0 Sublandlord. Landlord and Tenant each acknowledge and ----------- agree that Sublandlord shall not be responsible for providing any of the utilities or services described in this Article and each hereby expresly waives and releases Sublandlord, but not Landlord, from any responsibility or obligation with respect thereto.

          Section 5.1  Electricity
                       -----------

     A. Landlord shall furnish or shall cause to have furnished, at Landlord's sole cost and expense, the mains, conduits, pipes and wiring necessary to bring the electric current described in the Base Building up to each floor of the Premises. Tenant shall be responsible at Tenant's sole cost and expense for the distribution of electric service throughout the Premises.

          (i) Tenant covenants and agrees to contract for and pay directly to the public utility company servicing the premises all charges for electricity consumed by tenant in respect of the premises (including, but not limited to, electricity for operating that portion of the HVAC system (such as air handlers) located within the premises as measured

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
by Tenant's meter. Landlord shall, at Tenant's sole cost and expense and prior to Tenant's opening for business, install a direct meter or meters to measure the electric consumption by Tenant at the Premises and shall separate said meter(s) from Landlord's and other tenants' meters. As soon as practicable, such meter(s) shall be transferred to the account of Tenant and shall be maintained by Tenant during the Term. Landlord shall not be responsible for any charges for electricity consumed at the Premises by Tenant. Tenant may, without the further consent of Landlord, at Tenant's sole cost and expense, install separate meters for each floor of the Premises to the extent permitted by the utility company.

          (ii) to the extent applicable, tenant shall pay all sales, use and other taxes imposed by any governmental authority upon the manufacture, sale, use, transmission, distribution or other process necessary or incidental to the furnishing of electric energy to the premises. If landlord has paid said taxes, tenant shall reimburse landlord for the full amount thereof on presentation of proof of payment.

          (iii) tenant's use of the electric current in the premises shall not at any time exceed the electrical capacity of the office portion as set forth in the base building specifications, without landlords prior written

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
approval. The granting of Landlord's approval may be conditioned upon Tenant's payment to Landlord, as additional rent, for any increased capital or operating costs required to provide or resulting from such increase in electrical capacity.

          (iv)  Landlord  shall not be liable for any failure or defect in the
supply  of  electric  energy   furnished  to  the  Premises  by  reason  of  any
requirement, act or omission of the public utility providing the Office Portion with electricity.

          (v) Tenant agrees that Landlord, in its sole discretion, may install or cause to have installed in the building a self-generating electric and/or thermal HVAC facility prior to or during the term. In such event, tenant shall utilize the energy generated by or otherwise distributed through such facilities, provided the cost thereof shall not exceed the lowest applicable rate that would have been payable by tenant to Consolidated Edison or other applicable lower private utility rate; however, tenant may, in its discretion, agree to pay a higher rate if- it determines that it in in tenant's best interest to do so

     Section 5.2 Access.  Landlord shall afford Tenant access to the Premises on
                 ------
a 24 hour per day seven (7) days per week basis. With respect to access to and egress from the Premises

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
during other than Standard Building Hours and Days, Tenant shall comply with the Rules and Regulations and with any other reasonable arrangements made by Landlord specifically there for.

     Section 5.3 Elevator Service.
                 ----------------

         A. During the Term, Landlord, at Landlord's expense, shall furnish to the Premises during Standard Building Hours & Days not less than six express elevator cars serving the Lobby of the Office Portion and floors 7 and 20-31 of the Office Portion. During other than Standard Building Hours and Days, there shall be at least one car available, and a second car may be made available upon Tenant's request, if necessary in Tenant's reasonable judgment.

         B. Landlord will designate one or more service elevators in the Office Portion for use for shipping and delivery and Tenant agrees that Tenant will use (and shall cause any persons claiming through or under tenant to use) only the elevator or elevators so designated for all shipments and deliveries in accordance with Building Rules and Regulations and only by pre-arrangement and confirmation with the Building management, such confirmation not to be unreasonably withheld or delayed. Tenant agrees that Tenant will not ship or deliver, or permit the shipping or delivery of, any furniture or equipment into or out of the Office Portion or between floors within the Premises and that Tenant will not make and receive, and permit the making and receiving of, any other shipments or deliveries of furniture or equipment except (i) during the hours between 10:00 a.m. and 11:30 a.m. and between 2:30 p.m. and 4:00 p.m. (ii) after business hours, or (iii) in accordance with the Rules and Regulations.

          Section 5.4 Heat. Landlord, at Landlord's expense,  shall furnish heat
                      ----
to the Premises during Standard Building Hours and Days in accordance with the specifications of the Base Building. Tenant agrees to use best efforts to cause any operable windows, if any, in the Premises to be closed at all times during heating season.

          Section 5.5 Air-Conditioning.  Landlord, at Landlord's expense,  shall
                      ----------------
furnish and distribute to the Premises during Standard Building Hours and Days conditioned air at temperatures and degrees of humidity in accordance with the specifications of the Base Building (subject, in all events, to applicable Governmental Requirements).

                  Notwithstanding  the foregoing  PROVISIONS OF SECTIONS 5.4 and
5.5 hereof, Landlord shall not be responsible if the normal operation of the Building air conditioning or heating systems shall fail to provide heat or conditioned air at

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
reasonable temperatures, pressures or degrees of humidity in any portions of the Premises or ventilated air: (a) if any machinery or equipment installed by or on behalf of Tenant, or any Person claiming through or under Tenant, shall have an electrical load in excess of the electric load per square foot of Floor Space of the Premises permitted in the Base Building, or by reason of a human occupancy factor in excess of one person per 100 square feet of Floor Space; (b) because of any rearrangement of partitioning or other alterations made or performed by or on behalf of Tenant or any person claiming through or under Tenant; or (c) as a result of the improper installation by Tenant or its contractors of duct work or any other work. Tenant shall cooperate fully with Landlord at all times and abide by all rules, regulations and requirements which Landlord may reasonably prescribe for the proper functioning and protection of the ventilation, air conditioning and heating systems.

          Section 5.6 Water.  Landlord  shall  furnish  tenant with hot and cold
                      -----
water for ordinary lavatory, sanitary and drinking purposes on all floors of the premises, but if tenant uses or consumes water for any other purposes, landlord may install one or more water meters at tenant's expense and thereby measure all or any part of tenant's consumption of water in the office portion. Tenant shall pay to landlord the coat of any such meters (including installation) within twenty (20) days after

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
demand, and Tenant shall keep any such meters and any such installation equipment in good working order and repair, at Tenant's cost and expense. Tenant agrees to pay directly to the utility or the Landlord as the case may be, for water consumed as shown on said meters and sewer charges and taxes thereon, within twenty (20) days after bills are rendered. For the purposes of determining the amount required to be paid by Tenant under this Section, all hot and cold water consumed during any period when said meters are not in good working order (it being understood that a finding by any Governmental Authority that such meters are not in good working order shall be determinative as between Landlord and Tenant) shall be deemed to have been consumed at the rate of consumption of such water during the most comparable period when such meters were in good working order.

          Section 5.7  Directory.  Tenant  shall be entitled  to, at  landlord's
                       ---------
expense, a separate directory in the office portion lobby, subject to landlord's reasonable approval as to size, location and style so as to conform generally with any other office portion directory. Landlord hereby agrees that tenant shall have an opportunity to consider the size, design and location of the office portion directory provided that such consideration shall be exercised in a reasonably prudent and expeditious manner. Tenant hereby agrees that subject to its approval (which will not be unreasonably withheld or delayed),

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
Office Portion directories may be electronic. Landlord agrees to add or delete all entries in such directories within thirty (30) days after Tenant's request therefor.

     Section 5.8 Cleaning.
                 --------

          (1) Landlord, at tenant's cost and expense, shall cause the premises (excluding any portions of the premises used for the storage, preparation, service or consumption of food or beverages other than in limited kitchenettes which may contain a microwave, sink, refrigerator and lunch tables) to be cleaned and shall cause tenant's ordinary office refuse to be removed, all at regular intervals, in accordance with the cleaning specifications. Tenant shall pay as additional rent within twenty (20) days after written demand from landlord for the removal of any other tenant refuse or rubbish other than ordinary refuse and for any other special cleaning services requested by tenant including areas within a kitchenette- or lounge. If segregation or separation of any rubbish is required by governmental performed by occupants of the office portion, same shall be performed by tenant within the premises at tenant's sole cost and expense. Tenant may elect to enter into a cleaning contract for the premises with a contractor other than landlord, in which event tenant will not be charged for cleaning services by landlord in respect of the premises.

          (2) Landlord shall cause the windows of the Premises to be cleaned (interior and exterior) two (2) times in each calendar year during the Term unless Tenant shall have contracted for its own cleaning services for the Premises, and such contract shall include window cleaning.

          Section 5.9 Extra  Services.  The Base Annual Rent does not reflect or
                      ---------------
include any charge to Tenant for the furnishing or distributing of heat, air-conditioned air or mechanical ventilation to the Premises, or other Building services (other than access), during other than Standard Building Hours and Days. Accordingly, if Tenant requests Landlord to furnish any such services during other hours or days, Tenant shall pay as additional rent, within thirty
(30) days of being billed for such services, $40 per hour for each whole or partial floor, subject in all instances to periodic increases (not more than once per Lease Year) to reflect actual percentage increases payable by Landlord for providing such extra services. In the event of a dispute between Landlord and Tenant as to the increased rates for any such extra services, the same shall be resolved by arbitration conducted in accordance with the terms and provisions of Section 15.1 hereof, but pending such resolution, Tenant shall pay to Landlord all amounts as and when billed by Landlord. Landlord shall not be required to furnish any such services during such other periods, unless Landlord has received reasonable notice from tenant requesting such services and Landlord is able to provide same.

         Section 5.10 Parking.  So long as this Lease shall be in full force and
                      -------
effect, Tenant shall be entitled to, and Landlord shall cause the operator of the Garage Portion to provide to Tenant, throughout the Term, valet or self-park parking spaces in the Garage Portion in the initial minimum number of 90 spaces and upon the terms and conditions as provided in that certain Parking Agreement of even date herewith between and among Landlord, Tenant and Renaissance Property Managers LLC, intended to be recorded herewith.

     Section 5.11 Interruption of Services.
                  ------------------------

A. Landlord reserves the right to temporarily stop any service or facility in the building when necessary by reason of construction in other parts of the building, accident or emergency, or for repairs, alterations, replacements or improvements, which, in the judgment of landlord are desirable or necessary, or required to be made by landlord or tenant pursuant to this lease, until said repairs, alteration9, replacements or improvements shall have been completed. Landlord shall attempt to notify tenant in advance of any planned interruption of services to the premises, it being understood that no advance notification need be given in case of accident or emergency. The exercise of such right by

Landlord shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of Rent, except as provided in Paragraph (B) of this Section, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise. Landlord agrees that it shall prosecute such work during normal hours for construction with continuity, diligence and dispatch and shall not, considering the nature and extent of the work, unreasonably interfere with Tenant's use of or access to the Premises.

          B. Notwithstanding anything in this Section 5.11 or otherwise in this Lease to the contrary, in the event that Landlord, within fifteen (15) days after its receipt of notice from Tenant, does not cure a default by Landlord in providing any service required to be provided by Landlord to Tenant pursuant to
Article 5 of this lease and identified in such tenant's notice (or in distributing to the premises any service which is actually being provided by a utility), and such default is not caused by the failure of a utility company to provide services it was otherwise providing or by the acts or negligence of Tenant, its agents or employees, and provided further that as a direct and proximate cause of such default, Tenant is unable to occupy the Premises (or a portion thereof for the purposes set forth in Section 7.1(A)), then, as Tenant's sole remedy, effective upon Landlord's receipt of a second notice from Tenant given not earlier than the expiration of the fifteen (15) days grace period referred to above and stating that such default by Landlord is continuing, Rent shall abate (proportionately if only a portion of the Premises is so affected), subject to the last sentence of this Section, for the period commencing from Landlord's receipt of Tenant's second notice and continuing until the earlier of the date such default is cured or the date Tenant is able to re-occupy the Premises for the purposes permitted under Section 7.1(A). In the event of a dispute between Landlord and Tenant respecting any matter referred to in this Section 5.11(B), the same shall be resolved by arbitration conducted in accordance with the terms and provisions of Section 15.1 hereof, provided that pending the resolution of such dispute Tenant shall continue to pay all of the Rent due hereunder in accordance with the terms and provisions of this Lease subject to receiving the appropriate credit or refund by Landlord upon the resolution of such dispute (together with interest on the amount of any refund at the Late Rate, from the date paid to and collected by Landlord to the date repaid). Notwithstanding anything to the contrary set forth herein, so long as any of the empire notes shall remain outstanding, Tenant shall continue to pay the full amount of Possession Rent due from time to time hereunder notwithstanding any abatement of Rent provided in this Section

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
5.11B, and such abatement may be recovered only from the Services Rent accruing from time to time hereunder.

         Section 5.12  Miscellaneous.  Except as elsewhere expressly provided in
                       -------------
this Lease, Landlord's obligation to furnish the services required to be provided by Landlord pursuant to this Article 5 to the Premises or to an individual Office Floor, as the case may be, shall commence on the Commencement Date or such earlier or later date or dates that Tenant shall take possession of the Premises or an individual Office Floor, as the case may be, in accordance with the terms of this Lease.

                                    ARTICLE 6

                         LANDLORD'S ADDITIONAL COVENANTS

         Section 6.0 Sublandlord. Landlord and tenant each acknowledge and agree
                     -----------
that sublandlord shall not be responsible for performing any of the covenants or agreements contained in this article, and each hereby expressly waives and releases sublandlord, but not landlord, from any responsibility or obligation with respect thereto.

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     Section 6.1 Repairs by Landlord.
                 -------------------

          A. Landlord, at its sole cost and expense, shall make or cause to be made all structural repairs and replacements to keep in good order and repair, consistent with other first class office buildings in the downtown Brooklyn area, the land and the exterior of the office portion (including the roof, exterior walls or curtain wall covering the extension of the building, windows, sidewalks and foundation), the plumbing, electrical, heating, air conditioning and ventilating systems of the office portion and the load-bearing walls and columns, if any, within the building and the common areas, provided that landlord shall not be obligated to do any work or perform any repairs arising from any act, misuse, omission or negligence of tenant or its agents, employees or invitees or that are required to be made by tenant a provided in section 7.1(C). Tenant hereby agrees to give written notice to landlord of the need for any such repair, except in the case of an emergency, when such notice may be oral. In any event, landlord shall be afforded a reasonable time in which to commence such repair. Notwithstanding anything in this lease to the contrary, tenant shall reimburse landlord for any and all repairs made by landlord pursuant to this section 6.1 Which are not covered by landlord's insurance and which are caused by any act, misuse, omission or negligence of tenant or its invitees or licensees, their repective officers, agents, employees or visitors,

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within sixty (60) days after Landlord shall furnish a statement to Tenant of the cost thereof, together with reasonable supporting documentation.

         B. In the event hat Landlord fails to fulfill its obligations pursuant to this Section 6.1, Tenant may, in addition to its other remedies against
Landlord (which may not, under any circumstances be exercised against Sublandlord or in any way affect Possession Rent), give written notice to Landlord specifying the repairs that Landlord has failed to perform and Landlord shal7 commence performance of such work within ten (10) days after the giving of such notice or within two (2) days in the case of emergency, and diligently proceed to complete said work. Subject to Unavoidable Delays, if Landlord fails so to commence or complete said work after said written notice, then Tenant, in addition to any other remedy it may have against Landlord (which may not, under any circumstances be exercised against Sublandlord or in any way affect Possession Rent), may perform the same and deduct the reasonable cost thereof from any services rent (or, if the Empire Notes shall no longer be outstanding, any Rent) due or that may become due and payable under this Lease.

          C. Anything to the contrary herein notwithstanding, in the event the repairs which Landlord is required hereunder to perform are required to correct a hazardous condition or to end

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
an emergency which renders the Premises unsuitable, in whole or in part, for the use contemplated by this Lease, Tenant shall give Landlord immediate notice of such fact and Landlord shall within twenty-four (24) hours of receipt of said notice, commence the repairs and diligently proceed with continuity to complete
 .said work. If Landlord fails to commence and complete such repairs in a diligent fashion after said notice, Tenant may (i) perform same and deduct the cost thereof from any Services Rent, but not any Possession Rent (provided, that if the Empire Notes shall no longer be outstanding, Tenant may apply said deductions against any Rent), due or that may become due and payable under this Lease or (ii) may withhold Services Rent, but not any Possession Rent (provided, that if the Empire Notes shall no longer be outstanding, Tenant MAY WITHHOLD ANY
Rent), due and owing to Landlord in proportion to the portion of the Premises rendered unsuitable for its use until Landlord performs such repairs.

          Section 6.2 Quiet enjoyment. Landlord covenants that tenant, on paying
                      ---------------
the rent and performing tenant's obligations under this lease, shall peacefully and quietly have, hold and enjoy the premises and the appurtenances throughout the term without hindrance, ejection or molestation by any person lawfully claiming under landlord subject to the other terms and provisions of this lease and to all mortgages, the ground lease, the condominium documents and underlying leases of

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
record to which this Lease may be or become subject and subordinate.

          Section 6.3 Landlord's and Sublandlord's  Title.  Landlord  represents
                      -----------------------------------
that it is the owner and holder of the tenants estate under the Ground Lease, and that it has full power and authority to enter into the Sandwich Lease with Sublandlord and this Lease with Tenant. Landlord represents that as of the date hereof there exists no Event of Default under the Ground Lease or the Sandwich Lese and that each such Lease is currently in full force and effect. Sublandlord represents that it is the owner and holder of the tenant's estate under the Sandwich Lease, and that it has full power and authority to enter into this Lease with Tenant. Sublandlord represents that as of the date hereof there exists no event of default under the Sandwich Lease and that the Sandwich Lease is currently in full force and effect.

     Section 6.4 Landlord's Liability.
                 --------------------

          A. In the event of a sale or transfer of all or any part of office unit 2 or any undivided interest therein, or in the event of the making of a lease of all or substantially all of office unit 2 (other than the sandwich lease) or in the event of a sale or transfer of the landlord's or sublandlord's leasehold estate, the grantor, transferor or lessor, as the

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
Case may be (subject to the terms and conditions of the sandwich lease), shall thereafter be entirely relieved of all terms, covenants and obligations thereafter to be performed by landlord or sublandlord, as the case may be, under this lease to the extent of the interest or portion so sold, transferred or leased, provided that (i) the interest: of the grantor, transferor or lessor, as landlord or sublandlord, as the case may be, in any funds then in the hands of landlord or sublandlord or the then grantor, transferor or lessor in which tenant has an interest, shall be turned over, subject to such interest, to the then grantee, transferee or lessee; (ii) notice of such sale, transfer or lease shall be delivered to tenant; and (iii) such grantee, transferee or lessee shall have assumed in a signed writing furnished to tenant all of the obligations of landlord and sublandlord to tenant under this lease accruing from and after the date of transfer, it being understood that landlord shall remain obligated to tenant for any obligations of landlord to tenant accruing up to the date of transfer and then unpaid or unperformed. In no event shall this lease be terminated as a result of such sale, transfer or lease.

          B. Tenant agrees that it shall look solely to (i) the estate and property of Landlord in the Office Portion and the Land; (ii) the rents, issues, profits (other than Possession Rent or Bond Support Payments), and proceeds of insurance

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
attributable thereto and (iii) the rights and interests assigned or pledged, or required to be assigned or pledged, to Tenant pursuant to the Date Certain
Agreement, and the proceeds thereof, for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed or performed by Landlord; and no other assets of Landlord or any person having any interest in Landlord shall be subject to levy, execution or other procedures for the satisfaction of Tenant's remedies: it being intended that such exculpation from personal liability of Landlord and any person having an interest in Landlord as set forth in this subparagraph (B) shall be absolute, unconditional and WITHOUT exception of any kind.

          C. Tenant and landlord hereby acknowledge and agree that neither party shall have any claim or recourse against sublandlord for any matter whatsoever. Without limiting the generality of the foregoing, tenant agrees to look solely to landlord for the provision of any services, the performance of any and all obligations and the payment of any and all other liabilities of the lessor under the lease. Tenant further acknowledges and agrees that tenant shall not exercise any of its remedies under the lease (including, without limitation, any offset right or right to indemnification) against

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
Sublandlord or the Possession Rent or the Bond Support Payments, and shall not name Sublandlord in any action to enforce the obligations of Landlord under this Lease. Tenant's obligation to pay such Possession Rent and Bond Support Payments shall be absolute and unconditional under all circumstances. The provisions of this subsection shall not be deemed to limit the obligation of Sublandlord to cause the payment of the Possesion Rent and Bond Support Payments received by Sublandlord to the Bond Trustee to be applied to the payment of the Empire Notes, Taxes and "Base Rent" under the Ground Lease pursuant to the applicable provisions hereof.

     Section 6.5 Taxes. Assessments. Water Rates. Sewer Rents.
                 --------------------------------------------

         Subject to landlord's right to contest, and tenant's obligation to pay tenant's tax reimbursement under section 3.3L hereof, sublandlord shall cause tenant's tax reimbursement to be applied to pay all taxes levied against office unit 2 or that may be liens thereon. If sublandlord, after a final non-appealable decision by a court or agency of competent jurisdiction, fails to cause said taxes to be paid, then tenant, in addition to any and all other remedies it may have against landlord (which may not, under any circumstances, be exercised against sublandlord or in any way affect possession rent) may, after thirty (30) days notice to landlord, and to any mortgagee and any superior lessor, apply any services rent, but not any Possession Rent (provided that, upon payment in full of all amounts outstanding under the Empire Notes, Tenant may apply any Rent), due or that may become due and payable under this Lease to the payment of said Taxes and so long as any of such items are unpaid, and provided Tenant pays such Services Rent or other Rent on account of said Taxes, no action or proceeding may be maintained by Landlord or Sublandlord against Tenant for nonpayment of Rent If Landlord, any Mortgagee or superior lessor gives Tenant notice that such party has made such payment (such notice shall include a receipted bill, if available), then Tenant's rights under this Section 6.5 shall not apply to the payment in question.

          Section  6.6  Legal  Fees.  Landlord  shall  pay  on  demand  Tenant's
                        -----------
expenses, including reasonable attorneys' fees and disbursements (at rates comparable to those charged by Landlord's attorneys) incurred by Tenant in enforcing any obligation of Landlord under this Lease, in curing any default by landlord under this lease, or in connection with any action or proceeding brought by or against landlord and arising out of, or pursuant to, this lease, provided that tenant has obtained a final non-appealable judgment in its favor (or earlier, if landlord fails to appeal prior to the expiration of the last date that landlord can appeal as of right).

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
          Section 6.7 Insurance. Landlord shall, at all times while any of the
                      ---------
Empire Notes shall remain outstanding, maintain or cause to be maintained in effect (i) insurance with respect to the Building against any peril included within the classification "All Risks of Physical Loss" with extended coverage ("Casualty Insurance") in an amount not less than the actual replacement cost of the Building (without regard to any depreciation, and exclusive of Tenants improvements and any excavations, footings and foundations, landscaping and paving) as reasonably determined by Landlord and/or Sublandlord, and in any event sufficient to avoid any co-insurance penalty and (ii) "loss of rental value" insurance ("Loss of Rents Insurance") in a form reviewed and approved by Tenant and in an amount sufficient to provIde proceeds for a period not less than two years of loss, and in no event less than the total Rent payable under this Lease for such period. All insurance required by this Section 6.7 shall be in such form and shall be issued by such insurance companies as are required pursuant to Section 7.2(c) of the Ground Lease.

          Section 6.8  Funding of Tenant  Improvements.  Landlord  shall cause
                       -------------------------------
the tenant improvement fund to be fully funded a. And in the manner provided in sections 2.0, 2.1H and exhibit k hereto, and a failure to do 90 will constitute a material breach of this lease, provided that tenant acknowledges and agrees that tenant shall not exercise any rights or remedies

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
(including  without  limitation  any  offset  rights)  against   Sublandlord  or
Possession Rent or Bond Support Payments.

          Section  6.9  Landlord's  Indemnification  of Tenant.  To the  fullest
                        --------------------------------------
extent permitted by law, Landlord shall indemnify and hold harmless Tenant from and against any and all claims, actions, judgments, damages, liabilities and expenses, including, without limitation, reasonable attorneys fees (collectively, the "Liabilities") as the same may be incurred by Tenant as a result of Tenant's indemnifying, and holding harmless Sublandlord pursuant to Sections 7.3 and 7.4 of this Lease to the extent that any such Liabilities are not in connection with damage to property or injury or death to persons or any other matters, (A) arising in or about the Premises, the Building or the Land and occasioned in whole or in part by Tenant's acts or omissions or the acts or omission of its representatives, servants or employees or (B) arising in the Premises and occasioned in whole or in part by the acts or omissions of guests present at the Premises by Tenants license and/or permission, express or implied.

          If tenant shall be made a party to any litigation commenced against landlord, which is covered by the foregoing indemnification, then landlord shall protect and hold tenant forever harmless and shall pay all costs and expenses, including without limitation, reasonable attorneys fees and

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
disbursements, incurred or paid on behalf of Tenant in connection with such litigation. It is understood and agreed that Landlord shall have the right. to designate counsel to defend Tenant, at Landlord's sole cost and expense. The provisions of this subparagraph shall survive the expiration or other termination of this Lease.

                                    ARTICLE 7

                         TENANT'S ADDITIONAL COVENANTS

          Section 7.1 Affirmative Covenants.  Tenant covenants and agrees, at
                      ---------------------
its own cost and expense, at all times during the term of this Lease:

          A. To use the Premises only for executive and general offices and for no other purposes; in all events, however, consistent with a first-class office building incorporating a first-class hotel and convention center.

          B. To deliver to landlord within thirty (30) days after demand (but not more often than- once in any lease year) a schedule of subleases affecting the premises containing the information required under section 10.4(B) of the ground lease and to otherwise comply with section 10.4(B) of the ground lease.

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
          C. To take good care of the Premises, fixtures, equipment and improvements therein and all appurtenances serving same and, at tenant's sole cost and expense, to make all improvements, repairs and replacements, structural and otherwise as and when needed to preserve in good working order and condition
(a) the improvements in the premises constructed pursuant to landlord's work or tenant's work plan and (b) base building components within the premises, to the extent repairs are needed as a result of damage caused by tenant. Subject to the provisions of section 2.1(F) hereof, and provided the repairs and replacements hereinafter described are not caused by landlord's negligence or paid for by landlord's insurance, tenant, at tenant's sole cost and expense, shall also (i) make all replacements, as and when necessary, to the lamps, tubes, ballasts, and starters in the lighting fixtures, at any time located in the premises, which tenant may request landlord to do at tenant's sole cost and expense, (ii) perform all maintenance and make all repairs and replacements, as and when necessary, to any air conditioning equipment, plumbing, electrical, heating, ventilating and/or other mechanical systems in the premises that were installed by or on behalf of tenant, and (iii) make all repairs relating to landlord's work and/or tenant's work plan. The provisions of the foregoing sentence shall not be deemed to give tenant any right to install air conditioning equipment, mechanical systems or similar equipment except in accordance with the terms and provisions of this Lease. All repairs and replacements made by or on behalf of Tenant or any Person claiming through or under Tenant shall be at least equal in quality to the original work or installation with specifications for any substitution to be approved by Landlord, such approval not to be unreasonably withheld or delayed.

         D. To comply with all requirements, rules, laws, regulations and orders (including, without limitation, those relating to Hazardous Materials (as defined in Section 7.4) and substances and the environment) of Federal, State and local authorities and of any board of fire underwriters having jurisdiction over the Premises, the Building or the Land, during the Term hereof or any renewal term, and to remove all violations which may be placed against the Premises, the Building or the Land, to the extent such violations are caused by Tenant or its agents, employees or guests; to make all repairs, alterations, changes, additions or replacements to the premises, including appurtenances, equipment, facilities and fixtures therein, arising out of tenant's particular use or occupancy of the premises or as are necessary to satisfy any governmental requirements as relate to tenant's particular use; to keep the premises equipped with all safety appliances so required because of such use or occupancy, and otherwise to comply with any governmental requirements. In any case where tenant is required to make repairs or perform any work pursuant to subparagraphs C and D hereof, Tenant may, at its option, request that Landlord make such repairs or perform such work for and on behalf of Tenant, but at Tenant's sole cost and expense. In such event, Tenant shall reimburse Landlord as additional rent for the cost of such repairs and/or work within thirty (30) days after Landlord shall furnish a statement to Tenant of the amount thereof.

          E. To keep the Premises, the Office Portion, the Building and the Land at all times, free of liens for labor and materials contracted for, or arising from work performed on behalf of, Tenant; to procure all Governmental Approvals before undertaking any work in or with respect to the Premises; to do all such work in a good and workmanlike manner, employing materials of good quality; to perform such work in such manner as to insure proper maintenance of good and harmonious labor relationships with other contractors employed by Landlord at the Building; and to comply with any Governmental Requirements relating thereto.

          F. To the fullest extent permitted by law, landlord and tenant shall each indemnify and hold the other harmless from and against any and all claims, actions, judgments, damages, liabilities and expenses, including, without limitation, reasonable attorneys' fees and disbursements, in connection with damage to property or injury or death to persons, or any other matters, arising on or about the Premises, the Building or the Land occasioned in whole or in part by such indemnitor's acts or omissions or the acts or omissions of its representatives, servants, employees and guests present by its license and/or permission, expess or implied, except that neither indemnitee shall be so indemnified and saved harmless to the extent the liabilities, etc. are caused by the negligent or other tortious acts or omissions of such indemnitee. If Landlord or Tenant, respectively, shall be made a party to any litigation commenced against the other and covered by the foregoing indemnity, then the indemnitor shall protect and hold the indemnitee forever harmless and shall pay all costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, incurred or paid on behalf of the indemnitee in connection with such litigation. It is understood and agreed that the indemnitor shall have the right to designate counsel to defend the indemnitee at indemnitor's sole cost and expense. The provisions of this subparagraph shall survive the expiration or other termination of this lease.

          Tenant shall, at its sole cost and expense, carry and maintain insurance in force throughout the term as follows:

          (I) the tenant improvements shall be insured against "all risks" of physical damage in an amount which at the time such  insurance  is  placed  is not less  than the  reasonable
estimated  "full   replacement  cost"  of  such  Tenant   improvements.   "Full
replacement cost" is defined as the cost of replacing such Tenant improvements without deduction for physical depreciation thereof; and

          (ii) comprehensive public liability, insurance on an "occurrence basis" against all claims for bodily injury, death, property damage, including personal injury aid contractual liability for claims occurring on, in or about the Premises in an amount not less than $5,000,000 per occurrence and $5,000,000 aggregate for any policy year (subject to Landlord's right to demand increased policy limits in Landlord's reasonable discretion) naming Landlord and Tenant as the insureds and naming the lessors under any ground or underlying leases, Ground Lessor, Sublandlord, the Board of Managers and all Mortgagees as additional insureds.

          (iii) during the performance of tenant's work plan, tenant shall cause its general contractor or construction manager and all "uncontractors to maintain worker's compensation and employers liability insurance to the extent required by applicable governmental requirements. The general contractor engaged by tenant shall provide and require that its subcontractors of any tier carry comprehensive public liability insurance (included completed operations) at least to the extent described in clause (ii) above.

     All insurance required to be maintained by tenant shall be carried with a company or companies reasonably acceptable to landlord, rated "A-10" or better by best insurance guide and licensed to do business in the state of New York and shall be written for terms of not less than one year. Tenant shall furnish landlord (and any other parties required to be designated as additional insureds under all insurance policies required to be maintained by tenant) with certificates evidencing: (a) the maintenance of insurance as aforesaid; (b) the payment of the premiums therefor; and (c) the renewals thereof at least sixty
(60) days prior to the expiration of any such policy. Such policy or policies shall also provide that it or they shall not be cancelled or altered without giving landlord, sublandlord and any mortgagee at least sixty (60) days prior written notice thereof which shall be sent to landlord by certified mail at the address to which notices are required to be sent to landlord or sublandlord hereunder or to such mortgagee under the applicable mortgage. In the event of tenant's default in obtaining or delivering any such policy, policies or certificates or tenant's failure to pay the premiums there for, landlord may (but shall not be obligated to) secure or pay the premium for any such policy or policies and charge tenant, as additional rent, for the cost of such premiums, plus interest at the late rate.

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
          G. To pay on demand any increase in premiums that may be charged on insurance carried by or on behalf of Landlord resulting from Tenant's particular use or occupancy of the Premises, whether or not Landlord has consented to the same. If, due to Tenant's (i) occupancy, or (ii) abandonment, or (iii) failure to occupy the Premises as herein provided, any such insurance shall be cancelled by the insurance carrier, then, in any of such events, Tenant shall indemnify and hold Landlord Sublandlord, the Board of Managers and any Mortgagee harmless against any loss which would have been covered by such insurance. If Landlord receives notice of any of the foregoing events from its insurance carrier, Landlord shall so notify Tenant and, to the extent permitted by such carrier, Tenant may attempt to correct such condition(s). Tenant shall also pay any increase in premiums on such insurance as may be carried by or on behalf of Landlord for its protection against loss through fire or other casualty, if such increase shall result from any of the foregoing events.

          H. None of landlord, sublandlord nor their agents and employees shall be liable for, and tenant acknowledges that it shall have no right to terminate the lease as a result of and waives all claims for, loss or damage to tenant's business or damage to persons or property sustained by tenant resulting from any accident or occurrence in or upon the premises or the building, including, but not limited to, claims for damage

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
resulting from: (i) any equipment or appurtenances becoming out of repair; (ii) injury done or occasioned by wind; (iii) any defect in or failure of plumbing, heating or air conditioning or ventilation equipment, electric wiring or installation thereof, gas, water, steam or other pipes, stairs, porches, railings or walks; (iv) broken glass; (v) the backing up of any pipe or downspout; (vi) the bursting, leaking or running of any tank, tub, washstand, water closet, waste pipe, drain or any other pipe or tank in, upon or about the building or the premises; (vii) the escape of steam or hot water; (viii) water, snow or ice being upon or coming through the roof, skylight, trapdoor, stairs, doorways, show windows, walks or any other place upon or near the building or the premises or otherwise; (ix) the falling of any fixture, plaster, concrete, glass, metal, tile or stucco; (x) any act, omission or negligence of other tenants, licensees or of any other persons or occupants of the building; and
(xi) the presence of hazardous substances or materials in, on, under, around or about the land or the building, whether now existing or hereafter discovered or occurring. Nothing herein is intended to reduce or eliminate landlord's obligation to use due care in the management of the land, the building and the premises and to that extent landlord shall remain liable, and tenant shall retain its right to proceed against landlord as a result of any damage or injury arising from landlord's negligence. The provisions of this subparagraph shall survive the expiration or other termination of this Lease.

          I. To permit Landlord, Sublandlord, each Mortgagee and their agents, as appropriate, to have access in and about the Premises including, without limitation, the right (i) to enter the Premises at all times to examine the Premises or for any of the purposes set forth in this paragraph or for the purpose of performing any obligation of Landlord under this Lease or exercising any right or remedy reserved to Landlord in this Lease, and if Tenant shall not be present or shall not open and permit any entry into the Premises at any time when such entry shall be necessary or permissible, to use a master key or, in the event of emergency, to forcibly enter the Premises; (ii) with notice, to erect, install, use and maintain pipes, ducts and conduits in and through the Premises, provided such work will not materially reduce the useable space of the Premises or materially and adversely affect Tenant's access to or use of the Premises; (iii) in connection with a sale or refinancing of the Office Portion or the premises, and/or during the final twelve (12) months of the term, upon reasonable notice, to exhibit the premises to others; (iv) to make necessary repairs, alterations, improvements or additions, or to perform such maintenance, including, but not limited to, the maintenance of all base building heating, ventilation, airconditioning, elevator, plumbing, electrical and other mechanical facilities, provided such work will not materially reduce the useable space

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
of the premises or materially and adversely affect tenant's access to or use of the premises; (v) to take all materials into and upon the premises that may be required in connection with any such repairs, alterations, improvements, additions or maintenance, provided such materials will not materially reduce the useable space of the premises or materially and adversely affect tenant's access to or use of the premises; and (vi) to alter, renovate and decorate the premises at any time during the term of this lease of tenant shall have removed all or substantially all of tenant's property from the premises. Upon notice to tenant, landlord and/or sublandlord shall have the right, from time to time, to change the name, number or designation by which the building and/or office portion are commonly known. Subject to the provisions of article 2 and article 4, landlord and/or sublandlord also reserves the right at any time to change the arrangement or location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets and -other public parts of the building and/or common areas, provided any such change does not materially and adversely obstruct tenant's access to or operations in connection with the premises. Landlord, sublandlord and either such party's agents shall have the right to permit access to the premises, whether or not tenant shall be present, to any receiver, trustee, assignee for the benefit of creditors, sheriff, marshal or court officer entitled to, or reasonably purporting to be entitled to, such access for the purpose of taking possession of, or removing, any property of tenant or any other occupant of the premises, or for any other lawful purpose, or by any representative of any governmental authority. Neither anything contained in, nor any action taken by landlord or sublandlord under, this subparagraph (i) shall be deemed to constitute recognition by landlord or sublandlord that any Person; other than tenant has any right to an interest in this lease or the premises. The reasonable exercise by landlord or sublandlord or either such party's agents of any right reserved to landlord or sublandlord in this subparagraph shall not constitute an actual or constructive eviction, in whole or in part, or entitle tenant to any abatement or diminution of rent, or relieve tenant from -any of its obligations under this lease or impose any liability upon landlord, sublandlord or either such party's agents, or upon any lessor under any ground or underlying lease (including, without limitation, the ground lease) by reason of inconvenience or annoyance to tenant, or injury to or interruption of tenant's business, or otherwise.

          J. To pay on demand landlord's and/or sublandlord's expenses, including reasonable attorneys' fees and disbursements, incurred in enforcing any obligation of tenant under this lease; in curing any default by tenant under this lease; or in connection with any action or proceeding brought by or against tenant and arising out of, or pursuant to, this

Lease, provided that Landlord or Sublandlord, as the case may be, has obtained a final non-appealable judgment in its favor (or earlier, if Tenant fails to appeal prior to the expiration of the last date that Tenant can appeal as of right). The provisions of this subparagraph shall survive the expiration or other termination of this Lease.

          K. Within thirty (30) days of the filing thereof, to cause to be discharged of record by payment, bonding or otherwise, any mechanic's lien at any time filed against the premises or the building for any work, labor, services or materials claimed to have been performed at, or furnished to the premises, for or on behalf of tenant, or anyone holding the premises through or under tenant, other than for tenant's work performed by landlord or for which landlord is required to compensate tenant's contractors pursuant to article 2 hereinabove. Nothing in this lease contained shall be construed as a consent on the part of landlord or sublandlord to subject such party's estate in the premises to any lien or liability under applicable law. The provisions of this subparagraph shall survive the expiration or other termination of this lease.

          L. Upon the expiration or other termination of the Term, to quit and surrender the Premises to Sublandlord in "as is" condition, broom clean, in good order and condition except for damage by fire or by other casualty which is not the result of Tenant's negligence, or by condemnation, and at Tenant's expense to remove all personal property of Tenant. Tenant may, but shall not be required to, (i) remove any alteration, addition or improvement made by Tenant with or without Landlord's or Sublandlord's consent, but in the event of removal, Tenant shall repair any damages to the Premises caused by such removal; and/or (ii) restore the Premises to the condition in which they were prior to the installation of the articles so removed. Except as expressly provided above, neither Tenant, nor any other person occupying the Premises, or parts thereof, shall be required to restore or repair the same at the expiration or sooner termination of the term. Any property, improvements or installations which are not so removed shall be deemed to have been abandoned by Tenant and may be retained or disposed of by Sublandlord, as Sublandlord shall desire.

          M. In the event tenant remains in possession of the premises after the expiration or earlier termination of the term of this lease and without the execution and delivery of a new lease by both parties, tenant, at the option of sublandlord, shall be deemed to be occupying the premises as a tenant from month to month, at a monthly rental equal to the greater of (i) 100% of the market value base rent of the premises as determined in accordance with section l0.1(C) hereof, or (ii) a sum equal to the monthly installment of Base Annual Rent payable during the 1ast month of the Term Pleas, in either event: (w) the monthly payment Reimbursement payable pursuant to Section 3.3(B) for the last year of the Term, (x) the monthly payment of Tenant's Operating Expense Payment payable pursuant to Section 3.3(C), (y) the monthly cleaning cost charges payable pursuant to Section 5.8 hereof for the last year of the Term; and (z) the monthly parking charge payable by Tenant pursuant to Section 5.10 hereof for the last year of the Term, subject to all the other terms and conditions of this Lease. In no event shall any provision hereof be construed as permitting Tenant to hold over in possession of the Premises after expiration or earlier termination of the term of this Lease. Tenants obligations under this subparagraph (M) shall survive the expiration or other termination of this Lease.

          N. To comply with the rules and regulations, provided same are non-discriminatory.

          O. To comply with the provisions of the ground lease as and to the extent the same shall be applicable to tenants of the ground lessee.

          P. Tenant shall in all events promptly cooperate with the reasonable requests of landlord, sublandlord and each

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
party's Institutional Lender(s) obtaining of financing.

          Q. That at all times the Possession Rent, and/or Bond Support Payments, as the case may be, shall be sufficient to pay the principal and interest on the Empire Notes, pilot and base rent under the Ground Lease as the same shall become due and payable.

          Section 7.2 Negative  Covenants.  Tenant  covenants and agrees that at
                      -------------------
all times during the Term Tenant shall not:

          A. Use or occupy, or permit the use or occupancy of the Premises or any part thereof, for any purpose other than as permitted in Section 7.1(A) hereof.

          B. Injure, overload, deface or otherwise harm the Premises or any part thereof or any equipment or installation therein.

          C. Make or permit the making or performance of, any alterations, subdivisions, installations, improvements, additions or other physical changes in or about the Premises (referred to collectively in this subparagraph as "alterations"), except as herein provided. All alterations shall be made and performed at Tenant's sole cost and expense and in accordance with Rules and Regulations that Landlord may adopt from time to time; no alterations shall affect any part of the Building other than the Premises or adversely affect any service required to be furnished by Landlord to Tenant or to any other tenant or occupant of the Building or impair the value of the Building; no alteration shall affect the outside appearance of the building or the color or style of any window covering; all business machines and mechanical equipment shall be placed and maintained by Tenant in settings sufficient, in Landlord's reasonable judgment, to absorb and prevent vibration, noise and annoyance to other tenants or occupants of the Building. Tenant may install partitions and fixtures in, and make nonstructural alterations to the Premises, without Landlord's consent ("Privileged Alterations") provided that the same do not adversely affect the proper functioning of the Building Systems (hereinafter defined). Privileged Alterations shall include without limitation all non-structural alterations with an estimated cost of $100,000 or less per floor. Not later than fourteen (14) days prior to commencing any Privileged Alterations, Tenant shall submit plans and specifications or a schematic drawing, diagram or sketch in sufficient detail (a) to identify the work being performed by Tenant, and to enable Landlord to determine that such work is a privileged alteration and (b) to enable landlord to amend the building plans, if required, at tenant's sole cost to reflect such privileged alterations. if Landlord shall give notice to Tenant that Landlord, exercising its reasonable judgment, deems the work to be performed by tenant not to be a privileged Alteration, then such work shall be treated as a Non-Privileged Alteration (hereinafter defined). As defined in this Lease, the term "Building Systems" shall mean all operating systems, including, but not limited to, machinery, engines, dynamos, boilers, elevators, air conditioning machinery, ducts, units and equipment, heating, ventilating and hot water systems, pipes, plumbing, wiring, gas, steam, water and electrical fittings attached to or used in connection with the Building.

          If Tenant desires to perform alterations to the Premises other than privileged alterations ("non-privileged alterations"), then tenant shall obtain landlord's written consent, which consent shall not be unreasonably withheld or delayed, prior to commencing such alterations. Tenant shall submit detailed plans and specifications therefor to landlord for landlord's approval as to compliance with the provisions of this subparagraph (c) not later than fourteen (14) days prior to the anticipated commencement of such alteration. If landlord does not grant its consent to any non-privileged alteration, which consent shall not be unreasonably withheld or delayed, or to the plans and specifications therefor, landlord shall specify with reasonable detail its reasons for failing to grant such consent. In no event shall landlord be required to consent to any non-privileged alteration which would adversely affect any part of the building outside of the premises or would in landlord's reasonable judgment adversely affect the proper functioning of any of the building system-. If any dispute shall arise between landlord and tenant in connection with this subparagraph (c), such dispute shall be submitted to arbitration pursuant to Section 15.2 hereof. Prior to the commencement of each proposed alteration, Tenant or its contractors shall furnish to Landlord: (i) duplicate original policies evidencing worker is compensation insurance covering all persons to be employed in connection with such alteration, including those to be employed by all contractors and subcontractors, and of comprehensive public liability insurance (including property damage coverage) in which Landlord, its agents and any lessor under any ground or underlying lease (including, without limitation, the Ground Lessor), Sublandlord and the Board of Managers shall be named as parties insured, which policies shall be issued by companies, and shall be in form and amounts reasonably satisfactory to Landlord and shall be maintained by Tenant until the completion of such alterations; and
(ii) all permits, approvals and certificates required by all Governmental Authorities. Notwithstanding landlord's approval of plans and specifications for any alteration: alterations shall be made and performed in full compliance with all governmental requirements; alterations shall be made and performed in accordance with the rules and regulations; all materials and equipment to be incorporated into the premises as a result of all alterations shall be new or of first quality; and, no such materials or equipment shall be subject to any lien, encumbrance, chattel mortgage or title retention or security agreement.

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
          D. Remove rubbish or garbage, perform window cleaning, janitorial or maintenance services in or about the Premises, except in each such case, if any, by a Person, reasonably approved by Landlord.

          E. Take or permit any action which would violate Landlord's union contract, if any, affecting the Building nor create any foreseeable work stoppage, picketing, labor disruption or dispute, or any interference with the business of the Landlord or any other tenant or occupant in the Building or of the rights and privileges of any person(s) lawfully in the Building.

          F. Use any of the Common Areas located outside the Premises except in accordance with the Rules and Regulations. No awnings or other projections shall be attached to the outside walls or windows of the Building. No curtains, blinds, shades, or screens shall be attached to or hung in, or used in connection with, any window or door except as otherwise permitted by landlord in conformity with the window treatments for the office portion, as determined by landlord pursuant to the preliminary plans and specifications and/or rules and regulations. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the building, nor placed in the common areas. The water and wash closets and other plumbing fixtures shall not be used for any

Purposes other than those for which they are constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. Tenant shall not bring or keep or permit to be brought or kept, any hazardous, toxic, inflammable, combustible or explosive fluid, material, chemical or substance in or about he premises, except in compliance with hazardous materials Laws and other applicable laws. The premises shall not be used for any illegal purpose or in contravention of governmental regulations. Tenant shall not cause or permit any unusual or objectionable odor to emanate from the premises nor shall tenant cause or permit any cooking in or about the premises except (i) by means of microwave oven or (ii) within the area to be designated as tenant's cafeteria space. Tenant shall not make, or permit to be made, noises which disturb or interfere with other tenants or occupants of the building or neighboring buildings or premises whether by the use of any musical instrument, radio, television set or other audio or visual device, unmusical noise, or in any other way. Nothing shall be thrown out of any doors or window-. Tenant shall, upon the termination or expiration of its tenancy, restore to landlord all keys of offices and toilet rooms, either furnished to, or otherwise procured by tenant. All removals from the building, or the carrying in or out of the building or the premise. Of any freight, furniture or bulky matter of any description must take place at such time and in such manner as landlord or its agents may determine, from time to time and in accordance with the rules and regulations. Subject to tenant's reasonable security requirements, landlord reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of the rules and regulations. Landlord shall not have the right to prohibit any advertising by tenant or any occupant of the premises, which advertising relate to the premises, the office portion or the building except that which, in landlord's reasonable opinion, tends to impair the reputation of landlord, the premises, the office portion and/or the building, and upon notice from landlord, tenant or such occupant shall refrain from or discontinue such advertising. Landlord reserves the right to exclude from the building, during other than standard building hours and days, all persons who do not present a duly authorized pass to the building. Tenant shall be responsible for all persons for whom it requests such passes and shall be liable to landlord for all acts of such persons. Tenant, before closing and leaving the premises shall see that all entrance doors are locked and all windows closed. Tenant shall not clean any window of the building from the outside.

          G. Subject to the provisions of section 7.1(A), cause, allow, suffer or permit any activity in the premises or any equipment or installations therein (whether or not expressly permitted to be installed therein by any of the provisions of this lease) to unreasonably interfere with the comfort and enjoyment of the Building by Landlord and other tenants or occupants thereof (such interference being herein referred to as a "Nuisance"), with Tenant being fully cognizant of the existence of a first class hotel within the Building. Use or allow the Premises to be used or occupied for any unlawful purposes or in violation of any certificate of occupancy or certificate of compliance covering or affecting the use of the Premises.

          If a nuisance shall occur, Landlord shall give notice thereof to tenant and tenant shall thereupon immediately take such action as shall be necessary to prevent the further occurrence of the activities or conduct causing the same. If such actions shall fail to cure and/or correct the nuisance within five (5) business days after the giving of such notice by landlord, tenant shall either immediately and permanently cease the activity or temporarily cease such activity or conduct and forthwith take such remedial actions (as, for example, relocating equipment within the premises, installing sound-proofing and/or noise resistant materials and/or building sound studios), to the reasonable satisfaction of landlord so that landlord and other tenants shall not be affected by the activity, conduct or equipment creating the nuisance. At such time as landlord is reasonably satisfied that the nuisance has been abated and/or been rectified, tenant shall be permitted to resume such activities (and only then if such activities are otherwise permitted hereby). Tenant's failure to comply with the foregoing requirements shall constitute a material breach of this Lease.

          H. Pay any sums of Rent for more than one (1) month in advance.

          I. Do anything or cause any action to be taken that would constitute a breach of Section 41.16 of the Ground Lease.

          J. Claim any New York State or New York City sales tax exemption solely by virtue of the ownership of the Building by the City of New York except as provided in that certain Project Agreement and that certain Lease Agreement, both of even date herewith, by and between New York City Industrial Development Agency and Empire Insurance Group.

          Section 7.3 Indemnification of Sublandlord.
                      ------------------------------

          (a) to the fullest extent permitted by law, and subject to the exclusions set forth in section 7.3(C), landlord, for itself and its successors and assigns, covenants and agrees that it shall be liable for and shall pay, and shall indemnify, hold harmless and defend sublandlord, the board of managers, the agency and -any mortgagee, and their respective shareholders, members, directors, officers, employees, and

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
agents (each, an "indemnitee" and,  collectively, the  "indemnitees"),  from and
                  ----------
against  any  and  all  claims,  actions,  judgments,   damages,   liabilities,
obligations, losses, demands, penalties, fines, settlements and expenses (including, without limitation, reasonable legal fees and expenses and costs of investigation. Remediation or other response action) of every kind and nature and however caused, whether known or unknown, contingent or otherwise (each, a "claim" and collectively, the "claims") arising from or in connection with or in
 -----
any way relating to (i) the occurrence or existence of this lease or the performance or non-performance or enforcement or violation of any of the terms hereof by landlord, the tenant or any other person; (ii) the manufacture, design construction, purchase, ownership, delivery, lease, sublease, possession, use, operation, management, maintenance, condition, or repair of the premises, the building or the land (or any portion thereof); (iii) any accident, injury to or death of persons or loss of property occurring in, on or about the premises, the building or the land, or any part thereof, or the adjoining sidewalks, curbs, vaults and vault space, if any, streets or ways; (iv) performance of any labor or services or the furnishing of any materials or other property in respect of the premises, the building or the land, or any part thereof; or (v) any act or omission of landlord and/or tenant or any of its and/or their servants, agents, contractors, employees, licensees or invitees.

          (b) To the fullest extent permitted by law, and subject to the exclusions set forth in section 7.3(C), tenant, for itself and its successors and assigns, covenants and agrees that it shall be liable for and shall pay, and shall indemnify, hold harmless and defend sublandlord, the board of managers, the agency and any mortgagee, and their respective shareholders, members, directors. Officers, employees, and agents (each, an "indemnitee" and, collectively, the "indemnitees"), from and against any and all claims, actions, judgments, damages, liabilities, obligations, losses, demands, penalties, fines, settlements and expenses (including, without limitation, reasonable legal fees and expenses and costs of investigation, remediation or other response action) of every kind and nature and however caused, whether known or unknown, contingent or otherwise (each, a "claim" and collectively, the "claims") arising from or in connection with or in any way relating to (i) the occurrence or existence of this lease or the performance or non-performance or enforcement or violation of any of the terms hereof by landlord, the tenant or any other person; (ii) the manufacture, design construction, purchase, ownership, delivery, lease, sublease, possession, use, operation, management, maintenance, condition, or repair of the premises, the building or the land (or any portion thereof); (iii) any accident, injury to or death of persons or loss of property occurring in, on or about the premises, the building or the land, or any part thereof, or the adjoining sidewalks, curbs, vaults and vault space, if any, streets or ways; (iv) performance of any labor or services or the furnishing of any materials or other property in respect of the Premises, the Building or the Land, or any part thereof; or (v) any act or omission of Landlord and/or Tenant or any of its and/or their servants, agents, contractors, employees, licensees or invitees.

          (c) Subject to the following sentence, the indemnifications provided for in Section 7.3(a) shall be terminated and be of no further force or effect from and after the date upon which all of the Empire Notes shall have been paid in full (the "Indemnity Termination Date"). Notwithstanding the occurrence of the Indemnity Termination Date, the indemnification obligation set forth in
Section 7.3(a) shall not terminate as to (x) any Claim asserted against, imposed upon or suffered by an Indemnitee prior to the Indemnity Termination Date or (y) any matter which as of the indemnity termination date is the subject of a dispute, claim or litigation, whether or not then asserted against an indemnitee.

          (d) Notwithstanding the provisions of SECTION 7.3(a), with respect to a Claim, Landlord and Tenant shall not be liable for, nor shall either be obligated to, pay or indemnify, hold harmless or defend an Indemnitee from and against such

Claim to (and only to) the extent such Claim, (x) results from the willful misconduct or gross negligence of such Indemnitee, or any agent or employee of such Indemnitee or (y) results from the breach by Sublandlord of, or failure of Sublandlord to comply with, its representations, warranties, obligations or the provisions of its organizational documents. Notwithstanding the foregoing, the negligence, including gross negligence or willful misconduct, of one Indemnitee shall not abrogate the indemnities set forth in this Section with respect to any other non-negligent Indemnitee.

          (e) The indemnities set forth in this Section 7.3 are independent, direct and unconditional obligations of Landlord and Tenant to each Indemnitee and the Indemnitees, as applicable, and are not dependent upon the enforcement of, or enforceability of, the indemnification by Landlord of Tenant under
Section 6.9 and/or the indemnifications of Landlord and Tenant to each other hereunder or under any other provision of this Lease. Nothing in this Section
7.3 shall abrogate, vitiate or otherwise affect the indemnities between landlord and tenant set forth in sections 6.9 And 7.1F of this lease, all of which remain in full force and effect upon the terms thereof.

          (f) The provisions of this Section 7.3 shall survive the expiration or termination of this Lease.

          Section 7.4  Environmental Indemnity.
                       -----------------------

          (a) Landlord, for itse2f, its successors and assigns, covenants and agrees that it shall be liable for and shall pay, indemnify, defend and hold harmless Tenant, Sublandlord, the Agency and any Mortgagee and their respective shareholders, members, directors, officers, employees and agents, from and against any Claims (including, without limitation, reasonable engineer and consultant fees, investigation and laboratory fees) of whatever kind or nature, known or unknown, contingent or otherwise, with respect to the Land, Building and/or Premises, or portions thereof, arising out of, or in any way related to,
(w) the presence, use, handling, management, storage, transportation, disposal, release, or threatened release of any Hazardous Materials (as hereinafter defined) on, in, from, under, at, or in connection with the Land, Building and/or Premises or any portion thereof; (x) any personal in3ury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials or Environmental Laws (as hereinafter defined); (y) any lawsuit brought or threatened, settlement reached, or government order or investigation relating to such Hazardous Materials, and/or (z) any violation of, or liability under, any environmenta1 law. The provisions of this paragraph shall be in addition to any and all other obligations and liabilities Landlord may have to any Indemnitee at common law, and shall survive the termination of this Lease.

          (b) Tenant, for itself, its successors and assigns, covenants and agrees that it shall be liable for and shall pay, indemnify, defend and hold harmless Sublandlord, the Agency and any Mortgagee and their respective shareholders, members, directors, officers, employees and agents, from and against any Claims (including, without limitation, reasonable engineer and consultant fees, investigation and laboratory fees) of whatever kind or nature, known or unknown, contingent or otterwise, with respect to the Land, Building and/or Premises, or portions thereof, arising out of, or in any way related to,
(w) the presence, use, handling, management, storage, transportation, disposal, release, or threatened release of any Hazardous Materials (as hereinafter defined) on, in, from, under, at, or in connection with the Land, Building and/or Premises or any portion thereof; (x) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous MAterials or environmental laws (as hereinafter defined); (y) any lawsuit brought or threatened, settlement reached, or government order or investigation relating to such hazardous materials, and/or (z) any violation of, or liability under, any Environmental Law. The provision of this paragraph shall be in addition to any and all other obligations and liabilities Tenant may have to any Indemnitee at common law, and shall survive the termination of this Lease.

          (c) The indemnities set forth in this Section 7.4 are independent, direct and unconditional obligations of Landlord and Tenant to each Indemnitee and the Indemnitees, and are not dependent upon the enforcement of, or enforceability of, the indemnification by Landlord of Tenant under Section 6.9 and/or "he indemnifications of Landlord and Tenant to each other set forth. herein or elsewhere in this Lease, or between Ground Lessee and Ground Lessor under Section 20.2 of the Ground Lease. Nothing in this Section 7.4 shall abrogate, vitiate or otherwise affect the mutual indemnities between Ground Lessee and Ground Lessor set forth in Section 20.2 of the Ground Lease, all of which remain in full force and effect upon the terms thereof.

          (d) As used herein, the term "Hazardous Materials" shall mean any and all pollutants, contaminants, wastes, chemicals or toxic, radioactive, ignitable, corrosive, reactive or otherwise hazardous substances, wastes and materials regulated by environmental laws, including, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related material defined in the comprehensive environmenta1 response, compensation, and liability act of 1980, as amended (42 U.S.C. Sections 6901, et seq.), And in the regulations adopted and publications promulgated pursuant thereto. The term "environmental laws" shall mean any and all federal, state ll5
or local law, regulation, judicial decision, rule, order, decree, injunction, permit or governmental restriction, whether now or hereafter in effect, relating to the environment, the effect of the environment on human health or pollutants, wastes, contaminants or hazardous substances or materials.

          (d) The provisions of this Section 7.4 shall survive the expiration or termination of this Lease.

                                    ARTICLE 8

                            DESTRUCTION, CONDEMNATION

          Section 8.1 Destruction. Fire and Other Casualty.
                      ------------------------------------

          A. If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Landlord and this Lease shall continue in full force and effect except as hereinafter set forth.

          B. If the premises are partially damaged and rendered partially unusable by fire or other casualty, the damages thereto including landlord's work (but not to the property, equipment or improvements belonging to or made by or on behalf of tenant located therein or forming a part thereof) shall be repaired by and at the expense of landlord and the rent, until the earlier of
(x) ninety (90) days after the substantial

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
Completion of the repair of the base building components within the premises, or
(y) the date tenant takes occupancy of the damaged portion of the premises for the conduct of its business, shall be abated and apportioned (according to the part of the premises which is usable), subject to and in accordance with the following sentence, from the date of the casualty. While any of the empire notes shall remain outstanding, notwithstanding the occurrence of such a casualty, neither possession rent nor bond support payments, as applicable, shall abate and tenant shall continue to pay the entire possession rent and/or bond support payments as the same become due and payable hereunder. Landlord and sublandlord each hereby irrevocably assigns and sets over to tenant, to the extent of any payments of the possession rent and/or bond support payments made by tenant in respect of the portion of the premises rendered unusable during the period same shall be unusable (such payments, the "compensable Post-Casualty payments"), landlord's and sublandlord's right to receive the proceeds of loss of rents insurance. Landlord and sublandlord each hereby appoints tenant as such party's attorney-in-fact, coupled with an interest, to execute any and all documents and instruments necessary or desirable to collect such proceeds. If the proceeds of loss of rents insurance shall, in the aggregate, be less than the compensable post-casualty payments, then tenant may offset any such deficiency against the services rent (but not, while any of the empire notes shall remain outstanding, the Possession Rent) and if the aggregate Services Rent shall be insufficient to satisfy such deficiency, the same shall otherwise be reimbursed by Landlord.

         C. If the Premises are damaged and rendered wholly unusable by fire or other casualty, then (i) except as otherwise expressly permitted under Section 8.lD, Landlord shall repair and restore the Premises as required by the Ground Lease and (ii) the Rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease, subject to the provisions of the following sentence, until the earlier of (x) ninety (90) days after the substantial completion of the Base Building components within the Premises, or '(y) the date Tenant takes occupancy of the damaged portion of the Premises for the conduct of its business. While any of the Empire Notes shall remain outstanding, notwithstanding the occurrence of such a casualty, neither Possession Rent nor Bond support payments, as applicable, shall abate and tenant shall continue to pay the entire possession rent and/or bond support payments as the same become due and payable hereunder. Landlord and sublandlord each hereby irrevocably assigns and sets over to tenant, to the extent of any compensable post-casualty payments, landlord's and sublandlord's right to receive the proceeds of loss of rents insurance. Landlord and sublandlord each hereby appoints tenant as such partys attorney-in-fact, coupled with an interest, to execute any and all documents and

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
instruments necessary or desirable to collect such proceeds. If the proceeds of Loss of Rents Insurance shall, in the aggregate, be less than the Compensable Post-Casualty Payments, then Tenant may offset any such deficiency against the aggregate Services Rent, and if the aggregate Services Rent shall be insufficient. to satisfy such deficiency, the same shall otherwise be reimbursed by Landlord. In no event may Tenant offset such deficiency against the Possession Rent or otherwise claim such deficiency against Sublandlord.

         D. If the Premises are rendered wholly unusable (whether or not the Premises are damaged in whole or in part) or if the Building, the Garage Portion, the Hotel Portion, or the Office Portion shall be so damaged that Landlord and/or Sublandlord shall decide to demolish all of them or to rebuild them (and provided the Ground Lease shall so permit), then, in any of such events, Sublandlord may elect to terminate this Lease by written notice to Tenant, provided that all outstanding obligations under the empire notes shall have theretofore been paid in full; or, if (i) within six (6) months of such casualty, subject to Unavoidable Delay, Landlord and/or Sublandlord has not commenced repair of the Premises or notified Tenant that sublandlord has elected to terminate the Lease, or (ii) such casualty occurs during the last two (2) years of the term and, in the event of either (i) or (ii), all outstanding obligations under the Empire Notes shall have been

Paid in full, then tenant may elect to terminate this lease by written notice to landlord and sublandlord. Notwithstanding anything to the contrary contained herein, any such termination right of sublandlord or tenant may only be exercised if all amounts outstanding under the empire notes shall have been paid in full. If landlord and/or subland2ord shall have received casualty insurance proceeds in respect of office unit 2 in an amount sufficient to pay in full all outstanding obligations under the empire notes, and tenant would otherwise have the right to, and desires to, terminate this lease in accordance with clauses
(i) or (ii) of the second preceding sentence except for sublandlord's failure to pay the empire notes, then upon notice from tenant, and provided that landlord is permitted under the ground lease not to restore or rebuild the damaged portion of the building, sublandlord shall apply such proceeds to the payment in full of the empire notes. In either case such notice of termination shall be given within sixty (60) days after such six month period or such fire or casualty, as the case may be, specifying a date for the expiration of the lease, which date shall not be more than sixty (60) days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the expiration of the term, and tenant shall forthwith quit, surrender and vacate the premises without prejudice, however, to tenant's obligations under the lease (as it existed prior to such termination), and any Rent and additional rent owing shall be paid up to the date of the casualty and any payments of Rent or additional rent made by Tenant which were on account of a period subsequent to such date shall be returned to Tenant. Unless Sublandlord shall serve a termination notice as provided in this subparagraph (D), Landlord shall make the repairs and restorations under the conditions of subparagraph (C) of this Section 8.1 and substantially complete such repairs 1nd restorations as expeditiously as possible under the circumstances. After any such casualty, Tenant shall cooperate with Landlord's and/or Sublandlords restoration by removing from the Premises as promptly as reasonably possible, all of Tenant's salvageable property. Nothing contained herein shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty.

          E. Tenant hereby waives the provisions of Section 227 of the Real Property Law of the State of New York and agrees that the provisions of this Article shall govern and control in lieu thereof.

          Section 8.2 Eminent Domain.
                      --------------

          A. If all or substantially all of the Premises or the means of access thereto shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, this Lease shall continue in full force and effect, and Tenant shall continue to pay the entire Possession Rent and/or any Bond Support Payments as the same become due and payable hereunder until such time as all outstanding amounts then due under the Empire Notes shall have been paid in full. Tenant shall have no claim for the value of any unexpired term of this Lease and assigns to Sublandlord Tenant's entire interest in any such award; provided however, that
(i) the award to Landlord and/or Sublandlord shall first be applied to pay any and all amounts outstanding under the Empire Notes (and Landlord and/or Sublandlord shall irrevocably direct payment of such award to the Bond Trustee to be so applied), and thereafter Landlord and/or Sublandlord shall pay to Tenant an amount, up to the balance of any such award, equal to the Possession Rent and/or Bond Support Payments, if any, paid by Tenant from and after the date of the vesting of title in the condemning authority and (ii) to the extent same will not result in any reduction in the award to Landlord and/or sublandlord, tenant shall be entitled to claim, prove and receive an award for:
(a) tenant's moving expenses, (b) the value of tenant's leasehold improvements at the time of the condemnation, and (c) any personal property of Tenant that is taken.

          If less than all or substantially all of the Premises shall be so taken, Tenant's Pro Rata Share shall be adjusted to reflect such taking. Subject to the further provisions of this Section 8.2A, Tenant shall nevertheless continue to pay the entire Possession Rent and/or any Bond Support Payments as the same become due and payable hereunder. The proceeds of any award for partial taking shall be applied by Landlord and/or Sublandlord first, to reduce the outstanding principal amount of the Empire Notes in an amount that will reduce the periodic payments required to be made by Sublandlord thereunder by an amount equal to the Rent Reduction (hereinafter defined), in which event (and only in which event) Tenant shall be entitled to a dollar-for-dollar reduction in the Possession Rent or the Bond Support Payments, as the case may be, for any such reduction in Sublandlord's periodic payments. As used herein, the term "Rent Reduction" shall mean the product of (x) the percentage reduction in the number of square feet of floor space in the premises resulting from such taking and (y) the base annual rent. If the award shall exceed the amount necessary to reduce sublandlord's periodic payments by an amount equal to the rent reduction, then such excess shall be applied by landlord to the repair, restoration or replacement of the remaining premises. If the excess award shall be insufficient to cover the repair, restoration or replacement of the remaining premises, Landlord shall pay any deficiency between the award and the cost of such repair, restoration or replacement. Such repair, restoration or replacement of the remaining Premises shall be substantially completed within twelve (12) months after the aforesaid taking in condemnation and approval by Tenant of the plans and specifications for repair and restoration, which approval shall not be unreasonably withheld or delayed, in accordance with such approved plans and specifications. If the award shall be insufficient to reduce Sublandlord's periodic payment by the entire amount of the Rent Reduction, Tenant shall not be entitled to a reduction or offset against the Possession Rent and/or Bond Support Payments for any portion of the Rent Reduction which exceeds the reduction in Sublandlord's periodic payments under the Empire Notes, but in such event Tenant shall be entitled to a credit against the Services Rent payable from time to time in an amount equal to such balance of Rent Reduction, and if the aggregate Services Rent shall be insufficient to satisfy such balance of Rent Reduction, the same shall otherwise reimbursed by Landlord. As used herein, the term "all or substantially all of the premises" shall mean such portion of the premises as shall entitle the landlord and/or sublandlord to compensation equal to the full value of the Premises.

          B. If all or any part of the premises shall be temporarily taken by eminent domain for any public or quasi public use or purpose, the term of this lease and tenant's obligations hereunder (including, without limitation, the obligations to pay Rent and additional rent) shall be unaffected but Tenant shall be entitled to the portion of the award for such temporary taking that is allocable to the period of such taking occurring within the Term and the balance of such =war] shall be paid to Landlord.

                                    ARTICLE 9
                              DEFAULTS AND REMEDIES

          Section  9.1  Default.  The  occurrence  AT ANY TIME  DURING  the Term
                        -------
of any one or more of the following events shall be deemed an "Event of Default"::

          A. If Tenant shall default in the payment when due of any installment of Base Annual Rent or in the payment when due of any additional rent or charge, and such default shall continue for a period of ten (10) days after notice by Landlord or Sublandlord to Tenant of such default; or

          B. If Tenant shall default in the observance or performance of any term, covenant OR CONDITION OF THIS LEASE ON Tenant's part to be observed or performed (OTHER THAN THE covenants for the payment of Base Annual Rent and ADDITIONAL RENT OR CHARGES) AND TENANT SHALL FAIL AFTER NOTICE BY LANDLORD or Sublandlord of such default to remedy such default within thirty (30) days or if said default is not capable of being cured within said thirty (30 day period or such longer period as shall be reasonably necessary and Tenant shall not commence the cure within said period or shall not thereafter diligently prosecute to completion all steps necessary to remedy such default; or

          C. If Tenant shall assign this Lease or sublet the Premises or a portion thereof other than in conformance with the provisions of Article ll hereof.

          D. If Tenant shall file a voluntary petition under any applicable section of the United States Code, or if such petition shall be filed against Tenant and an order for relief shall be entered, or if Tenant shall file a petition or an answer seeking, consenting to or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy code or any other present or future applicable federal, state or other bankruptcy or insolvency statute or law, or shall seek, or consent to, in writing, the appointment of any trustee, receiver, custodian, assignee, sequestrator, liquidator or other similar official of tenant or of all or any substantial part of its properties, or of the Premises or any interest of Tenant therein; or

          E. If within ninety (90) days after the commencement of a proceeding against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future Federal Bankruptcy Code or any other present or future applicable Federal, State or other bankruptcy or insolvency statute or law, such proceeding shall not be dismissed, or if, within ninety (90) days after the appointment, without the consent or acquiescence of Tenant (it being agreed that mere failure to oppose a request or appointment shall riot constitute consent or acquiescence), of any trustee, receiver, custodian, assignee, sequestrator, liquidator or other similar official of Tenant, or of all or any substantial part of its properties, or the Premises or any interest of Tenant therein, such appointment shall not be vacated or stayed on appeal or otherwise, or if, within ninety (90) days after the expiration of any such stay, such appointment shall not be vacated; or

          F. Upon the occurrence at any time of any one or more such events of default, (i) sublandlord, if such events of default are with respect to the matters set forth in subparagraphs (A) or (B) above, at any time thereafter, at sublandlord's option, may give to tenant a thirty (30) days' notice of termination of this lease and, in the event such notice is given, or, (ii) in the event of the occurrence of any of the matters set forth in subparagraphs
(C), (D) or (E), this

Lease and the Term shall come to an end and expire (whether or not the Term shall have commenced) upon the expiration of said thirty (30) days or upon the occurrence of such matters set forth in subparagraphs (D) or (E) with the same effect as if the date of expiration of said thirty (30) days or the date of cue! occurrence were the expiration date, but Tenant shall remain liable for damages as provided herein. Any monies received from or on behalf of Tenant during the pendency of any proceeding of the types referred to in the said subparagraphs
(D) or (E) shall be deemed paid as compensation for the use and occupation of the Premises and the acceptance of any such compensation shall not be deemed a waiver on the part of Landlord or Sublandlord of any rights under this Lease. Notwithstanding any contrary provision herein contained, in the event Tenant seeks relief under the Federal Bankruptcy Codes as provided in subparagraph (D) ABOVE, THE SAME SHALL NOT BE deemed an Event of Default, so long as all Rent i9 paid to landlord in accordance with the terms of this lease.

          Section 9.2 Remedies.
                      --------

          A. If this lease shall have been terminated, or if tenant has defaulted, after the expiration of any applicable grace period, in the payment of rent or in observing any other term, condition or covenant and such default i9 continuing, then, in any of such events, sublandlord may without notice, institute summary proceedings and dispossess Tenant and the legal representative of Tenant or other occupants of the Premises, and remove their effects and hold the Premises as if this Lease had not been made. Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end.

          B. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, in addition to any other remedy now or hereafter available to Landlord or Sublandlord under this Lease or applicable laws: (i) the Rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration; (ii) Sublandlord may relet the Premises or any part or parts thereof, either in the name of Sublandlord or otherwise, for a term which may at Sublandlord's option be less than or exceed the period which would otherwise have constituted the balance of the Term, and may grant concessions of free rent, if dictated by current market conditions; and (iii) Tenant or the legal representative of tenant hall also pay sublandlord and/or landlord, as applicable, a damages for the failure of tenant to observe and perform said tenant's covenants herein contained, for each month of the period which would otherwise have constituted the balance of the term, any deficiency between (x) the sum of (a) one monthly installment of base annual rent, (b) Taxes that would have been payable for the month in question but for such re-entry or termination, and (c) the current monthly tenant's operating expense reimbursement, and (y) the net amount, if any, of the rents collected on account of the lease or leases of the premises for each month of the period which would otherwise have constituted the balance of the term. The failure of sublandlord to relet the premises or any part of parts thereof shall not release or affect tenant's liability for damages. In computing such damages there shall be added to the said deficiency such reasonable expenses as sublandlord may incur in connection with reletting, including, but not limited to, court costs, reasonable attorneys' fees and disbursements, brokerage and expenses to put and keep the premises in good order or for preparing the same for reletting as hereinafter provided. Any such damages shall be paid in monthly installments by tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of landlord and/or sublandlord to collect the deficiencies for any subsequent or prior month by a similar proceeding. Sublandlord, at its option, may make such alterations, repairs, replacements and/or decorations in the premises as sublandlord, in its sole judgment, considers advisable and necessary for the purpose of reletting the premises, and the making of such alterations and/or decorations shall not operate- or be construed to release tenant from liability hereunder as aforesaid. Sublandlord shall in no event be liable in any way whatsoever for failure to relet the Premises, or in any event that the Premises are relet, for failure to collect the rent thereof under such reletting.

          C. In the event of a breach by Tenant of any of the covenants or provisions hereof, Landlord or Sublandlord, as the case may be, shall have the right to initiate an action for injunction without notice of default being served upon Tenant, and shall have the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this Lease of any particular remedy shall not preclude Landlord or Sublandlord from any other remedy under this Lease or applicable laws.

         Section  9.3 Trial by jury:  counterclaim.  Landlord,  sublandlord  and
                      ----------------------------
tenant shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by any of the parties hereto against another on any matters not relating to personal injury or property damage, but otherwise arising out of or in any way connected with this lease, the relationship of landlord, sublandlord and tenant, tenants use or occupancy of the premises, and any emergency statutory or any other statutory remedy. Tenant further agrees that it shall not interpose any counterclaim or counterclaims in a summary proceeding or in any action based on non-payment of rent or any other payment required of Tenant hereunder other than any claim Tenant may have against the Services Rent (or following the payment in full of all amounts outstanding under the Empire Notes, the Rent) under this Lease.

          Section  9.4  Landlord's  and  Sublandlord's  Right to Cure  Defaults.
                        -------------------------------------------------------
Landlord or Sublandlord may cure, after notice of default is served and any applicable grace period has expired, any default by Tenant under this Lease; and whenever Landlord or Sublandlord so elects, all reasonable costs and expenses incurred by Landlord or Sublandlord, as the case may be, in curing a default, including without limitation, reasonable attorneys' fees and disbursements, together with interest on the amount of costs and expenses so incurred at the Late Rate, shall be paid by Tenant to Landlord or Sublandlord, as the case may be, on demand, and shall be recoverable as additional rent.

          Section  9.5 Waiver of  default.  No  consent  or  waiver,  express or
                       ------------------
implied, by landlord, sublandlord or tenant to or of any breach of any covenant, condition or duty of any other party hereto shall be construed as a consent or waiver to or of any other breach of the same or any other covenant, condition or duty of another, unless in a writing signed by the party against whom waiver is sought.

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
                                   ARTICLE 10
                         TENANT'S OPTION TO EXTEND TERM

          Section 10.1 Option to Extend.
                       ----------------

         A. Tenant shall have the option but not the obligation to renew and extend this Lease for one additional period of ten (10) years (such period being hereinafter referred to as the "Renewal Period"). No earlier than forty (40) months, but not less than thirty (30) months before the expiration of the Term, Landlord shall notify Tenant of the months remaining in the Term and Landlord's proposed Market Value Base Rent (as defined in Paragraph (C) below) establishing the Rent to be paid by Tenant during the Renewal Period, and Tenant shall be entitled to exercise its option to renew at any time within the ensuing twelve
(12) months by written notice to Landlord, time being of the essence;  provided,
                                           ---- ----- -- --- -------
however, that if Landlord's notice i9 delivered to Tenant less than thirty (30) months before the expiration of the Term, Tenant's time to exercise its option, and the Term, shall each be extended by a period equal to the time elapsed between thirty (30) months before the expiration of the term and the actual date of landlord's notice to tenant. Notwithstanding the foregoing, tenant shall not be entitled to exercise its option with respect to the renewal period unless, at he time so exercised, this lease shall be in full force and effect. If tenant shall fail to give any such notice within

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
the aforesaid time limitation, Tenant's rights to exercise its option shall be deemed waived and of no further force and effect.

B. The Renewal Period shall be governed by the same terms, covenants and conditions in this Lease contained except that (i) Tenant shall have no further right or option to extend the Term pursuant to this Article 10, and (ii) the Base Annual Rent for the Renewal Period shall be equal to 95` of the Market Value Base Rent as defined in subparagraph (C) below but in no event shall the Rent for the Renewal Period be less than (x) the Rent in the twentieth (20th) Lease Year per Lease Year for each of the twenty-first (21st) through twenty-third (23rd) Lease Years, (y) the product obtained by multiplying (i) THE Rent in the twenty-third (23rd) Lease Year by (ii) one hundred nine (109) percent per Lease Year for each of the twenty-fourth (24th) through twenty-sixth
(26th) Lease Years, and (z) the product obtained by multiplying (i) the Rent in the twenty-sixth lease year by (ii) one hundred twelve (112`j percent per lease year for each of the twenty-seventh (27th) through thirtieth (30th) lease years, in all such years subject to increase to reflect any additional space tenant may have leased during the term and to which said renewal applies. In either event, during the renewal period the tenant will pay, in addition, the monthly payments of taxes and operating expenses pursuant to section 3.3, The monthly cleaning cost charge and

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
the monthly parking charge. Subject to the provisions hereof, if Tenant exercises the option, the Term shall be deemed to include the Renewal Period.

          C. (i) The term "Market Value 3ase Rent" set forth in subparagraph (B) above shall mean the per square foot annual fair market rental value of the Premises as of the commencement date of the Renewal Period.

          (ii) the initia1 determination of market value base rent shall be made by landlord. Landlord shall give notice to tenant of the proposed market value base rent at the time of landlord's notice to tenant pursuant to section 10.1(A) hereof. If landlord and tenant shall fail to agree upon the market value base rent proposed by landlord within thirty (30) days thereafter, then tenant shall have the right to refer to arbitration the determination of market value base rent, which shall be made in accordance with the terms and provisions of section 10.1 and the real estate valuation arbitration rules of the American Arbitration Association as may be in effect from time to time. It is specifically understood and agreed that nothing in this subsection (ii) shall be deemed to toll, modify or extend the time periods for tenant to exercise its option to renew and extend this lease as provided in paragraph (a) above. Subject in all events to paragraph B above, the determination by such arbitrators shall be binding on the parties. Arbitrators shall be binding on the

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
          (iii) If for any reason the Market Value Base Rent shall not have been determined prior to the commencement of the Renewal Period, and if Tenant shall have elected to renew notwithstanding same, then until the Market Value Base Rent shall have been fully determined, the Rent payable subsequent to the commencement date of the Renewal Period shall be equal to the then current Base Annual Rent, plus escalations for Taxes, Office Portion Operating Expenses, cleaning costs, and parking charges then payable pursuant to the Lease. Upon a final determination, an appropriate adjustment shall be made reflecting such final determination, and Landlord and/or Sublandlord, or Tenant, as the case may be, shall pay the other any overpayment or deficiency, as the case may be, from the commencement of the Renewal Period to the date of such final determination.

          D. The provisions of this Article l0 shall not be deemed to grant Tenant any further option to renew or extend THIS Lease at the expiration of the Renewal Period.

                                   ARTICLE 11

                           ASSIGNMENT AND SUBLETTING
          Section 1l.l

          A. Subject to the terms of subparagraphs B and C below, Tenant shall have the right to freely assign, sell, mortgage, pledge or transfer this Lease or sublet the Premises or parts thereof to, or permit occupancy thereof by, any Person upon such terms and conditions as Tenant, within its sole discretion, shall agree, and without consent of Landlord or Sublandlord. The proceeds of such demise shall accrue solely to Tenant; neither Landlord nor Sublandlord shall have any right of recapture in the event of such demise during the term of the Lease or any extensions thereof; and neither Landlord nor its managing agent nor Sublandlord shall be entitled to any brokerage or other fees in connection with such demise.

          B. Subject to the terms of subparagraph c below, the foregoing rights of tenant shall be limited only to the extent that (i) any assignee or subtenant of tenant shall be of a character, be engaged in a business, and shall propose to use and continue to use the premises (or a portion thereof) in a manner, in keeping with the character and quality of the office portion; (ii) tenant shall not be in default beyond any applicable cure period hereunder at the time when the assignment or subletting is to be consummated; (iii) solely with respect to the floors of the Premises intended initially to be occupied by Tenant itself (i.e., floors 23-28), and only if Landlord shall perform Landlord's Work therein, Tenant will not assign or sublet until after Substantial Completion of the Base Building and landlord's Work. Tenant will provide Landlord, Sublandlord and Standard & Poor's with reasonable prior notice of Tenant's intent to assign or sublet, together with a description of the proposed assignee or subtenant. Tenant will furnish co Landlord and Sublandlord copies of all executed subleases or assignments.

          C. Notwithstanding any assignment of this lease or subletting of all or a portion of the premises, the tenant herein named, and each immediate or remote successor in interest of the tenant herein named, shall remain liable, jointly and severally (with respect to tenant, as primary obligor), with its assignee (including, without limitation landlord if landlord is its assignee), subtenant (including, without limitation, landlord if landlord is its subtenant), and all subsequent assignees or subtenants, for the performance of tenant's obligations hereunder (including, without limitation, the obligation to pay possession rent, which shall survive each such assignment or sublet) and, without limiting the generality of the foregoing, shall remain fully and directly responsible and liable to landlord and sublandlord for all acts and omissions on the part of any assignee or subtenant in violation or breach of any of tenant's obligations under this lease. Without limiting the generality of the foregoing, tenant acknowledges and agrees that it shall not be released from any of its obligations under this lease including, without limitation, its obligation to pay Possession rent hereunder, upon any assignment or sublease hereunder, except, following the payment in full of the empire notes, in the event of an assignment to an assignee acceptable to the institutional lender(s) and with the agreement of said lender(s) to substitute such assignee in tenant's place and stead, in which case tenant shall be released from all of its obligations under this lease.

                                   ARTICLE 12

                               AMENDMENT OF LEASE

          At any time or times prior to or after the commencement date, tenant agrees to execute, within thirty (30) days after demand therefor, one or more amendments to this lease as may be reasonably requested by a mortgagee so long as such amendment (a) does not increase the base annual rent or additional rent,
(b) does not reduce the term, (c) does not increase tenant's pro rata share (except in accordance with the provisions of this lease), (d) does not materially and adversely diminish tenant's rights having substantial value or materially and adversely increase Tenant's obligations under this Lease, and (e) does not materially and adversely diminish Tenant's rights in respect of the Office Portion, Garage Portion, or the Common Areas. Notwithstanding the foregoing, the parties shall not modify, supplement or amend this Lease in any manner unless the parties shall first have obtained written confirmation from Standard & Poor's that any such proposed modification or amendment will not result in a downgrade, withdrawal or qualification of the current rating assigned to of the Empire Notes. Any amendment, supplement and/or modification of this Lease in violation of the foregoing requirements shall be null and void.

                                   ARTICLE 13

                          SUBORDINATION AND ATTORNMENT

          Section 13.1 Subordination.
                       -------------

         A. This lease is and all of tenant's rights hereunder are subject and subordinate to (i) any ground or underlying leases that now exist or may hereafter be placed on the land, building and/or office portion or any part thereof (including, without limitation, the sandwich lease) and any renewals, amendments and/or modifications thereof, (ii) any mortgage and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements, amendments, modifications, consolidations and extensions thereof and (iii) the Condominium documents (subject, however to article 37 of the declaration of easements). Tenant covenants and agrees that if any mortgagee or the holder of any underlying lease succeeds to sublandlord's interest under this lease, tenant will attorn to such mortgagee or the holder of any such underlying lease and will recognize such mortgagee or such holder as the lessor under this lease. At the option of sublandlord or any successor landlord hereunder, tenant agrees that neither the cancellation nor termination of any underlying lease to which this lease is now or may hereafter become subject or subordinate, nor any foreclosure of a mortgage or assignment in lieu of foreclosure, nor the institution of any suit, action, or other summary proceedings by sublandlord or any successor landlord thereof, or any foreclosure proceeding brought by any mortgagee to recover possession of the leased property, shall by operation of law or otherwise result in the cancellation or termination of this lease or the obligations of the tenant hereunder, and tenant covenants and agrees to attorn to any successor to sublandlords interest in the premise-. Tenant agrees not to pay more than one month's rent in advance without first obtaining the written approval of the holders of all underlying leases and all mortgagees. Tenant shall execute and deliver in recordable form, whatever instruments may be reasonably required to acknowledge or further effectuate the provisions of this article 13, and in the event tenant fails so to do within lO days after demand in writing, Tenant does hereby make, constitute and irrevocably appoint Sublandlord as its attorney-in-fact, coupled with an interest, and in its name, place and stead so to do.

          B. The subordination of this Lease and Tenant's covenant to attorn as hereinabove provided is subject to the express condition that upon written demand therefor (x) all Mortgagees shall execute and deliver to Tenant a subordination, nondisturbance and attornment agreement in a form reasonably acceptable to Mortgagee and Tenant, it being understood that forms of subordination, non-disturbance and attornment agreements then prevailing among Institutional Lenders shall be acceptable to Tenant, provided same does not materially increase Tenant's obligations or materially and adversely affect Tenant's rights having substantial value under thin Lease, and (y) the lessor under any Underlying Lease shall execute and deliver to Tenant an agreement to the effect that if such Underlying Lease is terminated, said lessor shall recognize tenant as the direct tenant of the lessor on the same terms and conditions as contained in this lease, provided that no default shall have occurred under this lease and remained uncured within the time period, if any, for curing such default. Any such agreement, or any agreement of similar import, from the mortgagee and/or lessor shall be in such form as is reasonably acceptable to tenant and such mortgagee and/or lessor, and shall be executed by tenant in each instance within twenty (20) days after written request therefor by sublandlord. Notwithstanding anything otherwise contained herein, the parties acknowledge and agree that that certain nondisturbance, attornment and recognition agreement by and among the city of new york, sublandlord and tenant of even date herewith sets forth, among other things, the obligations of the landowner (the city of new york) in the event of a termination of the ground lease and/or a bankruptcy of landlord, and that this lease will remain in full force and effect upon termination-of the ground lease and/or bankruptcy of landlord upon the terms and conditions contained herein (including, without limitation, tenant's obligations to continue to pay possession rent and/or pond support payments, as the case may be).

          Section 13.2 Attornment.
                       ----------

          A. If a Mortgagee or lessor of an Underlying Lease, as the case may Be, otherwise so elects at its option to accept such attornment, then the lease shall not terminate as a result of mortgagee's or lessor's actions, tenant shall attorn to and recognize the mortgagee or lessor as tenant's landlord under the lease, and the mortgagee shall accept such attornment and recognize tenant as the mortgagees tenant under the lease. Upon such attornment and recognition the lease shall continue in full force and effect as or as if it were a direct lease between mortgagee and tenant upon and subject to all of the then executory terms, conditions and covenants as are set forth in the lease and which shall be applicable after such attornment and recognition, or at mortgagee's or lessor's option, mortgagee and tenant shall enter into a direct lease upon such terms and conditions, except that the mortgagee, or any person which shall acquire the interest of landlord under the lease by reason of foreclosure, assignment in lieu thereof or other enforcement of the mortgage or underlying lease, their successors and assigns (hereinafter "purchaser"), shall not be:

(i) bound by or liable for any act,  omission or default of any prior  landlord,
including,   without  limitation,   Sublandlord  or  Landlord  (each  a  "Prior
Landlord") under the Lease or for the payment of any monies owing by or on deposit with any Prior Landlord to the credit of Tenant;

          (ii) bound by or subject to a claim, counterclaim, defense or offset, credit or deduction which theretofore shall have accrued to the Tenant against any Prior Landlord;

          (iii) bound by any modification or amendment of the Lease consummated after the date of the Mortgage or underlying lease or by any previous prepayment of more than one month's Rent or additional rent unless such amendment, modification or prepayment shall have been approved in writing by the Mortgagee or Underlying Lessor, as the case may be;

          (iv) obligated to repair, restore, rebuild and replace the Premises or the building or any part thereof, in the event of total or substantial damage or destruction beyond such repair, restoration, rebuilding or replacement as can reasonably be accomplished from the net proceeds of insurance actually received by, or made available to, the mortgagee or underlying lessor, as the case may be;

          (v) obligated to repair, restore, rebuild and replace the premises or the building or any part thereof, in the event of partial condemnation, beyond such repair, restoration, rebuilding or replacement as can reasonably be accomplished from the net proceeds of any award actually received by, or made available to, the Mortgagee, as consequential damages allocable to the part of the Premises or the Building not taken; or

          (vi) obligated with respect to the erection and completion of the building in which the Premises is located or for completion of the Premises or any improvements for Tenant's use and occupancy, or to make any contribution or allowance in respect thereof.

          B. Without the prior written consent of the Mortgagee and Underlying Lessor in each instance, none of Landlord, Sublandlord or Tenant shall, except as specifically permitted in the Lease, (i) terminate or consent to the cancellation or surrender of the Lease, except as permitted by the provisions of the MOrtgage and/or the underlying lease, but in no event shall this lease be terminated, cancelled or surrendered so long as any of the empire notes shall remain outstanding, or (ii) modify the lease so as to shorten the unexpired term thereof, decrease the amount of rent payable thereunder or reduce the premises, or change or delete any renewal or expansion option herein, or in any other material respect, unless the parties shall have first obtained both the written consent of the bond trustee and the written confirmation from

Standard & Poor's that any such proposed modification will not result in a downgrade, withdrawal or qualification of the current rating assigned to the Empire Notes, or (iii) make, or accept, prepayments of any installments of Rent to become due under the Lease, except prepayments which are required to be paid thereunder or which are in the nature of security for the performance of Tenant's obligations thereunder, or (iv) in any other manner impair in any material respect the value of the Premises or the security of the Mortgage or Underlying Lease.

          C. The provisions of this Article 13 shall be selfoperative and no further instrument shall be necessary to effect the aforementioned attornment, recognition and subordination. Nevertheless, Tenant agrees that in confirmation thereof Tenant, within twenty (20) days after demand by Sublandlord from time to time, shall execute and deliver to a Mortgagee or Underlying Lessor a subordination and nondisturbance/attornment agreement executed by and among Tenant, the mortgagee or underlying lessor and/or sublandlord incorporating the provisions of this article 13 in form reasonably acceptable to sublandlord, tenant and such mortgagee or underlying lessor. Sublandlord and tenant agree that such an agreement in substantially the form annexed hereto shall be deemed reasonably acceptable to tenant.

                                   ARTICLE 14
                            MISCELLANEOUS PROVISIONS

          Section 14.1 Notices.
                       -------

          A. Any notice from Landlord or Sublandlord to Tenant or from Tenant to Landlord or Sublandlord shall be in writing and shall be deemed duly rerved if mailed by registered or certified mail, return receipt requested, or by overnight courier or by hand delivery with receipt acknowledged, or by Fax (with a copy by mail as specified above), addressed, if to Tenant, at Tenant's address set forth on page 1 of this Lease, Attention: Mr. Richard Pettit (Fax Number
(212) 387-2689), or to such other address as Tenant shall have last designated by notice in writing to Landlord and Sublandlord with a copy to Raymond A. Levites, Esq., Pavelic & Levites P.C., 101 East 52nd Street, New York, New York 10022 (Fax Number (212) 856-0616), and if to Landlord or Sublandlord, at its address set forth on page 1 of this Lease or such other address as such party may have last designated by notice in writing to Tenant, with a copy to Muss & Muss, 118-35 Queens Boulevard, Forest Hills, New York, 11375, Attention: General Counsel. Notice shall be deemed served when mailed, faxed or when actually received if hand delivered or delivered by overnight courier. Landlord shall give Tenant a copy of any notice relating to the construction of the Building which Landlord must give, and any

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
communication   which  Landlord  receives  from,  the  New  York  City  Economic
Development Corporation (or its successor) under the Ground Lease.

          B. While any Mortgage is outstanding, no notice of default from Tenant to Landlord or sublandlord shall be effective unless and until a copy of such notice of default is given to each Mortgagee, provided that Tenant shall have been furnished with the name and address of such Mortgagee. Such Mortgagee shall have a reasonable period for curing such default following such notice and following the time when such Mortgagee shall have been entitled under its Mortgage to remedy the same (which shall in no event be less than the period, if any, to which Landlord or Sublandlord as the case may be, would be entitled under this Lease to cure such default), provided such Mortgagee diligently commences and continues to remedy such default.

         Section 14.2 Brokeraqe.  Tenant and Landlord represent and warrant that
                      ---------
they had no dealings with any broker or agent in connection with this lease (except to the extent provided in that certain memorandum of understanding dated as of June 1, 1995 by and between leucadia national corporation, muss development company, mwr associates, and tag realty, l.L.C.) And each covenants to indemnify, defend and hold harmless the other from and against any and all cost, expense or liability

(including attorneys' fees and disbursements) for any compensation, commissions and charges claimed by any broker or agent with respect to this Lease or the negotiation thereof with whom the indemnifying party had dealings. Tenant shall not be required to pay any compensation, commissions or charges to Landlord, the managing agent of the Office Portion, or any broker or agent of Landlord in respect of any assignments or subleases of the Premises under Article 11 hereof by or on behalf of Tenant unless Tenant expressly shall have engaged Landlord, its broker or agent in that respect.

          Section 14.3 Estoppe1  Certificates.  Tenant agrees from time to time,
                       ----------------------
within thirty (30) days after written request therefor, to furnish to Landlord and Sublandlord an executed statement, duly acknowledged, setting forth the then Base Annual Rent payable under this Lease, the date to which Base Annual Rent and additional rent have been paid, whether any offsets or defenses exist against payment of Services Rent and, if any are alleged to exist, the nature thereof, whether the lease is in full force and effect, whether the lease has been amended, renewed, modified or assigned, whether tenant has accepted possession of the entire premises or any individual office floors and such other information as landlord, sublandlord, ground lessor or any mortgagee may reasonably request. Any outside party may rely on the statements made in such estoppel certificates.

          Section 14.4 Applicable Law and Construction. The laws of the State of
                       -------------------------------
New York shall govern in all respects the validity, performance and enforcement of this Lease. The invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provision. The submission of this document to Tenant for examination does not constitute an offer to lease, or a reservation of or option to lease, and becomes effective only upon execution and delivery thereof by Landlord, Sublandlord and Tenant, subject to all of the terms hereof. All negotiations, considerations, representations and understandings between the parties with respect to the subject matter hereof are incorporated in this Lease and in the Date Certain Agreement. Landlord, Sublandlord or their agents have made no representations or promises with respect to the Office Portion, Building or the Premises, except as herein expressly set forth. Tenant further understands that this Lease and every other lease or agreement with every other tenant or occupant of the Building is negotiated on its own merits and neither Landlord nor Sublandlord makes any representation as to the similarity of the terms of this lease with any other such lease or agreement. The headings of the several articles and sections contained herein are for convenience only and do not define, limit or construe the contents of such articles or sections. Whenever herein the singular number is used, the same shall include the plural, and the neuter gender shall include the masculine and feminine genders.

          Section 14.5 Relationship of the Parties. Nothing contained herein shall be deemed or construed by the parties hereto, or by any third party, as creating the relationship of principal and agent or partnership or joint venture between the parties hereto, it being understood and agreed that no provision herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of landlord and tenant.

          Section 14.6  Construction on Adjacent  Premises or Buildings.  If any
                        -----------------------------------------------
excavation or other building operation shall be about to be made on any premises adjoining or above or below the Premises or on any other portion of the Building, Tenant shall permit Landlord or the adjoining owner, and their respective agents, employees, licensees and contractors, to enter the Premises and to shore the foundations and/or walls thereof, and to erect scaffolding and/or protective barricades around and about the Premises (but not so as to preclude complete entry thereto) and to do any act or thing necessary for. the safety or preservation of the Premises. Tenant's obligations under this Lease shall not be affected by any such construction or excavation work, shoring-up, scaffolding or barricading. Neither Landlord nor Sublandlord shall be liable in any such case for any inconvenience, disturbance, loss of business or any other annoyance arising from any such construction, excavation, shoring-up, scaffolding or barricades, but Landlord shall use its diligent efforts so that such work will cause as little inconvenience, annoyance and disturbance to Tenant as possible consistent with accepted construction practice in the vicinity and so that such work shall be expeditiously completed.

          Section 14.7 Short Form Lease. Tenant agrees sot to record this Lease.
                       ----------------
Each party shall, at the request of the other, promptly execute, acknowledge and deliver for recording, a memorandum of lease prepared by Sublandlord and mutually satisfactory in form and substance, but the provisions of this Lease shall control the rights and obligations of the parties.

          Section 14.8 Binding Effect of Lease.  The  covenants,  agreements and
                       -----------------------
obligations herein contained, except as herein otherwise specifically provided, shall extend to, bind and inure to the benefit of the parties hereto and their respective personal representatives, heirs, successors and permitted assigns. Each covenant, agreement, obligation or other provision herein contained shall be deemed and construed as a separate and independent covenant of the party bound by, undertaking or making the same, not dependent on any other provision of this lease unless otherwise expressly provided.

          Section 14.9 Effect of Unavoidable  Delays. The provisions of this
                       -----------------------------
Section shall be applicable if there shall

Occur, during the term, or prior to the commencement thereof, any: (i) strike(s), lockout(s) or labor dispute(s); (ii) inability to obtain labor, materials, or reasonable substitutes therefor; (iii) disputes between landlord or sublandlord and tenant with respect to the matters described in article 2 of this lease in accordance with the terms thereof; or (iv) acts of god, governmental requirements, governmental restrictions, regulations or controls, enemy or hostile governmental action, civil commotion, fire or other casualty, or other conditions similar or discimilar to those enumerated in this item (iv) beyond the reasonable control of the party obligated to perform (an "unavoidable delay"). If landlord, sublandlord or tenant shall, as the result of any unavoidable delay, fail punctually to perform any obligation on its part to be performed under this lease, then such failure shall be excused and not be a breach of this lease by the party in question, but only to the extent occasioned by such event. If any right or option of either party to take any action under or with respect to this lease is conditioned upon the same being exercised within any prescribed period of time or at or before a named date, then such prescribed period and such named date shall be deemed to be extended or delayed, as the case may be, for a period equal to the period of the delay occasioned by any above-described event. Notwithstanding anything herein contained, however, the provisions of this section shall not be applicable to, and shall not affect, tenant's obligations: to pay rent or its

Obligations to pay any other sums, moneys, costs, additional rent, charges or expenses required to be paid by tenant hereunder; to deliver notices. Certificates and documents required to be delivered hereunder; to comply with any obligation under this lease the failure of which would subject landlord or sublandlord to any -ivi1 or criminal liability; or to exercise its option to renew pursuant to section 10.1(A) hereof.

          Section  14.10 No Oral chances.  Neither this Lease nor any  provision
                         ---------------
hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought and otherwise subject to the requirements of Article 12.

          Section 14.11 Executed Counterparts of Lease. This Lease may Be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same lease.

          Section 14.12 Arrangement of Entrances. Etc. Except as otherwise Provided in this lease, each of landlord and sublandlord has the right at any time to change the arrangement or location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets and other public parts of the Building and/or Common Areas outside the Premises, provided that any such change does not significantly and adversely alter the general appearance or utility of, or access to the Premises. Landlord or Sublandlord, as the case may be, agrees to give Tenant prompt notice of any such change before such change is implemented:

          Section 14.13 Condominium. Notwithstanding anything to the contrary contained herein or otherwise (but subject in all events to the provisions of Article 13 hereof), Tenant hereby acknowledges and agrees that Landlord, Sublandlord and/or the Ground Lessor may wish to subject all or any part of the Building (including, without limitation, the Office Portion) to a condominium regime. Accordingly, Tenant hereby agrees that this Lease shall be subject and subordinate to any declaration of condominium (including, without limitation, the Condominium Documents and except to the extent such subordination is limited by the provisions of article 37 of the declaration of easements) at any time affecting all or any part of the building (including, without limitation, the office portion). Pursuant to such declaration certain rights and obligations hereunder of landlord hall be assumed by the condominium association formed in connection with the condominium conversion. In confirmation of the foregoing, tenant shall, from time to time, execute, acknowledge and deliver to landlord or Sublandlord within thirty (30) days following such party's request such instruments of subordination as such party may reasonably require. On notice to Landlord, Tenant shall have the right in Tenant's discretion and at its sole cost and expense, subject to the approval of the Institutional Lender(s), to divide the Premises into two or more condominium units, and Landlord shall cooperate fully with Tenant to effect such conversion. Nothing in this Lease shall be deemed to constitute an offering of a condominium unit or units to Tenant, nor is Landlord obligated to convert the Building to condominium ownership or to designate the Premises into one or more condominium units.

          Section  14.14 Waiver of  Subrogation.  Whenever  (a) any loss,  cost,
                         ----------------------
damage or expense resulting from fire, explosion or any other casualty or occurrence is incurred by either of the parties to this Lease, or anyone claiming by, through, or under it in connection with the Premises or Office Portion, as the case may be and (b) such party is then covered in whole or in part by insurance with respect to such loss, cost, damage or expense or is required under this lease or the ground lease to be so insured, then the party so insured (or so required) hereby releases the other party from any liability said other party may have on account of such loss, cost, damage or expense but only to the extent of any amount covered by reason of such insurance (or which could have been recovered had such insurance been carried as so required) and waives any right of subrogation which might otherwise exist in or accrue to any person on account thereof.

          Section 14.15 Access by Handicapped Persons.  Landlord represents that
                        -----------------------------
the Premises demised herein will be suitable for access by handicapped persons and will be in full compliance with the Americans with Disabilities Act of 1990, as amended.

          Section 14.16  Diligence.  Landlord,  Sublandlord and Tenant shall
                         ---------
perform their respective obligations under this Lease with all reasonable diligence.

          Section 14.17 Condominium Documents. Landlord shall not modify, amend
                        ---------------------
or delete Article 37 of the Declaration of Easements or the corresponding sections of any other Condominium Documents without the prior written consent of Tenant.

          Section  14.18  Interest on Offset  Amounts.  With respect to tenant's
                          ---------------------------
rights of offset against services rent pursuant to sections 3.3C(i)(c), 5.11B, 6.1B and c, 8.1B and c, 8.2A and article 16 hereof, in the event that any cost or expense subject to such offset right shall not have been satisfied out of the services rent after a period of one year after such cost or expense shall have accrued, then Tenant shall be entitled to interest on any unsatisfied amounts at the interest rate actually incurred by Tenant in respect of such cost or expense, not to exceed the Late Rate, accruing from and after the expiration of such one year period until such cost or expense shall have been satisfied from Services Rent or otherwise paid by Landlord, which interest may be offset against future installments of Services Rent, and if not so offset, shall be paid to Tenant by Landlord. The provisions of this Section shall survive the expiration or other termination of this Lease.

          Section  14.19  No  Termination.  Notwithstanding  anything  contained
                          ---------------
herein to the contrary, Tenant agrees that, so long as all or any portion of the Empire Notes shall remain outstanding, it shall have no right to terminate this Lease or claim a partial or total eviction by reason of Landlord's or Sublandlord's acts or omissions or any other reason whatsoever and it shall continue to pay Possession Rent and/or Bond Support Payments, as the case may be, under all circumstances. Following repayment in full of all amounts due and owing under the empire notes, tenant shall not exercise any right it may have at law or in equity to terminate this lease or claim a partial or total eviction by reason of landlord's or sublandlord's acts or omissions or any other reason whatsoever unless it shall have first given notice of such act or omission to the Mortgagee at the address furnished to Tenant.

          Section  14.20 Due  Authorization.  As an  inducement  to Landlord and
                         ------------------
Sublandlord to execute this Lease, Tenant represents and warrants to Landlord and Sublandlord, knowing that Landlord and Sublandlord are relying thereon, that all applicable and necessary approvals and authorizations have been obtained by Tenant prior to its execution and delivery of this Lease.

                                   ARTICLE 15

                                   ARBITRATION

          Section 15.0  Sublandlord.  Landlord and Tenant  acknowledge and agree
                        -----------
that Sublandlord shall have no liability in connection with any arbitration under this Article and each hereby waives any claim with expect to such liability.

          Section 15.1  Arbitration.  Any party may request  arbitration  on any
                        -----------
matter in dispute wherein arbitration pursuant to this section 15.1 Is expressly provided in this lease as the appropriate remedy. All such controversies shall be settled by the American Arbitration Association in New York City in accordance with the procedural rules then obtaining of the American Arbitration Association or any successor thereto. The arbitrator or arbitrators may grant injunctions or other relief in such controversies of claims. The decision of the arbitrator or arbitrators shall be final, conclusive and binding upon the parties, and a judgment may be obtained thereon in any court having jurisdiction. Pending the resolution of a dispute by arbitration as herein provided, Tenant shall continue to make all payments of Rent and additional rent as and hen billed by Landlord and Sublandlord, whether or not such payments are the subject matter of the arbitration, and shall otherwise perform its obligations hereunder. The unsuccessful party in any such arbitration proceeding shall bear the costs and expenses of the arbitrators and of the successful party (including reasonable attorney' and other professionals' and experts, fees and disbursements); if a party is partially successful, such costs and expenses shall be allocated by the arbitrators.

          Section 15.2 Expedited  Dispute  Resolution.  In such cases where this
                       ------------------------------
lease expressly provides for the settlement of a dispute or question arising under article 2 of this lease or respecting the size of the premises, tenant's pro rata share and/or the gross leasable area of the office portion, and only in such cases, such dispute or question shall be determined by an arbitration conducted in accordance with the terms and provisions of this section 15.2.

          A. The party hereto desiring to arbitrate a dispute or question arising under Article 2 of this Lease or respecting the Size of the Premises, Tenant's Pro Rata Share, the Gross Leasable Area of the Office Portion or as otherwise provided therein, shall give notice ("Dispute Notice") to that effect to the other parties hereto, and the dispute in question shall be presented for resolution to the first available arbiter set forth on the list below. In the event the first named arbiter is not available or is unwilling to serve, the arbiter next set forth on the list shall be engaged, and so on, until arriving at an available arbiter:

               1. Lew Davis, of Davis, Brody and Associates
               2. John Belle, of Beyer, Blinder & Belle
               3. Robert Fox, of Fox and Fowle Architects, P.C.

          During any Lease Year, Tenant, Landlord and Sublandlord may each, by written notice to the other, disqualify any of the listed arbiters for any reason whatsoever and propose additional arbiters to be added to the list to be agreed upon in accordance with section 15.2(B) except no party can disqualify an arbiter who then has a pending dispute before him for resolution. The remaining arbiters shall move up on the list to fill in any vacancies so created. The arbiter serving to resolve any dispute hereunder is hereinafter referred to as the "arbiter."

                  Any party may, within five (5) business days of receipt of a party's Dispute Notice ("Notice Period"), give notice to the other parties and to the Arbiter ("Dispute Notice") stating that the dispute is not subject to the dispute resolution mechanism of this Section 15.2 (a "Non-Arbitrable Dispute"). The validity of a party's Dispute Notice shall also be subject to arbitration as set forth in this Section 15.2. If the party giving the Dispute Notice fails to notify the other party within the Notice Period that the dispute is a Non-Arbitrable Dispute, then such dispute shall be deemed arbitrable and the parties shall make whatever presentations they wish to the Arbiter within five (5) business days after the expiration of Notice Period. Within five (5) business days thereafter, the Arbiter shall attempt to cause Landlord and/or Sublandlord and Tenant to agree on a resolution of the dispute and, failing that, shall make his or her decision in writing. Copies of the arbiteris decision shall be sent to landlord, sublandlord and to tenant and shall be binding on each. Any costs incurred by or payable to the arbiter in any such proceeding shall be paid by the party which does not prevail or as shall be determined by the arbiter. In the event landlord or tenant is the unsuccessful party in three (3) or more disputes referred to arbitration under section 15.2, Then such unsuccessful party shall reimburse the successful party for its reasonable attorneys, fees and expenses for each additional arbitration that it loses under section 15.2, Regardless of who succeeds in such additional arbitration. Notwithstanding the foregoing, in the event that Sublandlord shall be the unsuccessful party in an arbitration under this Section, Landlord shall pay to Tenant any costs or reasonable attorneys fees which would otherwise be payable by Sublandlord. Each of the parties hereto agrees that it will engage the services of legal counsel in connection with an arbitration under Section 15.2 only to the extent reasonably necessary under the circumstances to resolved a dispute under this Section. In assessing the costs to be allocated, the Arbiter shall determine if it was reasonably necessary to engage legal counsel, but the Arbiter may not deny any party the right to engage counsel.

          B. If any of the named arbiters dies, goes out of business, is disqualified by landlord, sublandlord or tenant, or elects to withdraw from the list, then the parties shall agree on a replacement within twenty (20) days after notice thereof. If the parties fail to so agree, and if more than one arbiter remains on the list, each party within five (5) days after such twenty
(20) day period, shall designate one of the remaining arbiters and the two arbiters so chosen shall appoint a replacement within twenty (20) days thereafter. If only one arbiter remains on the list, that arbiter shall so appoint a replacement, in his or her sole discretion, from the names proposed by landlord, sublandlord and tenant. All newly chosen

Arbiters shall be placed at the bottom-most position of the list.

          C. This arbitraton procedure shall be the exclusive remedy as to items described in Section 15.2 and Landlord, Sublandlord or Tenant shall not have any right to seek any injunctive or other mandatory relief pending completion of the procedures set forth in this Section 15.2.

          D. Landlord and Tenant, jointly and severally, shall hold harmless and indemnify the Arbiter(s) for any costs and damages resulting from the good faith arbitration of the dispute.

                                   ARTICLE 16

                CERTIFICATE OF OCCUPANCY - COMPLIANCE WITH LAWS

          Unless Tenant shall perform Tenants Work Plan pursuant to Section 2.1(I), landlord agrees to deliver to tenant, as soon as same is available to landlord, a true copy of either a temporary or permanent certificate of occupancy, or other sufficient indicia of legality for use of the premises, for the purposes set forth in this lease.

          Provided this Lease in in full force and effect and Tenant is not in default thereunder, Landlord at its own cost and expense agrees, except as otherwise provided in this lease, to comply with all governmental requirements (including, without limitation, those relating to hazardous materials and substances and the environment) and rules and regulations of any board of fire underwriters having jurisdiction over the premises or the real property of which they form a part, during the term hereof or renewal term, if any, and to remove all violations which may be placed against the premises or the real property of which they form a part, including but not limited to building code and fire code violations, except those violations caused by tenant or its agents, employees or guests; provided that landlord reserves the right to contest and challenge any such violations through appropriate legal proceedings or otherwise. Subject to the foregoing and to unavoidable delay, if landlord fails to remove those violations landlord is obligated to remove pursuant to the provisions of this article, tenant, after ninety (90) days written notice to landlord, may, as agent of landlord, perform the same and deduct the reasonable cost thereof from any services rent (or upon payment in full of the empire notes, any rent) due or that may become due and payable under this lease, unless landlord has commenced to cure, remove and/or institute legal proceedings or action to contest such violation and diligently thereafter continues the prosecution thereof. Tenant hereby agrees that (i) any remedies available to tenant under this article 16 may be exercised only against landlord and not against Sublandlord and (ii) while any of the Empire Notes shall remain outstanding, Tenant shall have no right to offset any amounts clue to Tenant under this Article 16 against Possession Rent.


     IN WITNESS WHEREOF, Landlord, Sublandlord and Tenant have hereunto Executed this Lease as of the day and year first above written.

                              LANDLORD:

                              BROOKLYN RENAISSANCE PLAZA LLC


                                   BY:       ALLIED RENAISSANCE
                                             MANAGERS LLC, Manager

                              SUBLANDLORD:
                              BRP II LLC

                                   BY:       BRP II Managers LLC,
                                             Managing member

                                   BY:       BRP II Corp.,
                                             Managing Member


                              BY:  __________________________
                              Name:  Joshua L. Muss
                              Title: President

                         BROOKLYN RENAISSANCE PLAZA LLC

                         By:       Allied Renaissance Managers LLC,
                                   Manager

                              By:  Muss Brooklyn
                                   Development Co. L.P.,
                                   Manager

                                   By:  Muss Brooklyn Development
                                        Corp.,
                                        General partner


                                        BY:  __________________________
                                             Joshua L. Muss
                                             President

STATE OF New York   )
                    :  ss.:
COUNTY OF New York  )

     On this 27th day of June 1996, before me personally came Joshua L. Muss, to me known, who, being by me duly sworn, did depose and say that he resides at 11 Rutherford Lane, Lawrence, New York; that he is the President of Muss Brooklyn Development Corp., the corporation described in and which executed the foregoing instrument as the General Partner of Muss Brooklyn Development Co. L.P., the Manager of Allied Renaissance Managers LLC, the Manager of Brooklyn Renaissance Plaza LLC, the limited liability company described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the board of directors of the Muss Brooklyn Development Corp. as the act and deed of Brooklyn Renaissance Plaza LLC.


                                   _______________________________
                                             Notary Public


                                             MARY J. FISNAR
                                   Notary Public, State of New York
                                            No. 31-5003018
                                     Qualified in New York County
                                 Commission Expires October 13, 1996

                                             TENANT:

                                             EMPIRE INSURANCE COMPANY

                                             BY:  ________________________
                                                  Thomas A. Daffron
                                                  Senior vice President



STATE OF New York   )
                    :  ss.:
COUNTY OF New York  )

          On the 10Th day of July, 1996, before me personally came Thomas A. Daffron, to me known, who being by me duly sworn, did depose and say that he resides at 38 Lance Road, Lebanon, New Jersey, that he is the Senior Vice President of Empire Insurance Company, the Corporation described in and which executed the foregoing instrument as Tenant, that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it is so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.

STATE OF New York   )
                    :  ss.:
COUNTY OF New York  )



         On the day of June, 1996 before me personally came Joshua L. Muss, to me known, who being by me duly sworn, did depose and say that he resides at 17 Rutherford Lane, Lawrence, New York; that he is the President of Muss Brooklyn Development corp., The corporation described in and which executed the foregoing instrument as general partner of MWR associates, the managing member of Brooklyn Renaissance plaza llc, landlord; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation; and that he signed his name thereto by like order.

STATE OF New York   )
                    :  ss.:
COUNTY OF New York  )

                  On this 27 day of June, 1996, before me personally came Joshua
L. Muss, to me known, who, being by me duly sworn, did depose and say that he resides at I 1 Rutherford Lane, Lawrence, New York; that he is the President of BRP II Corp., the corporation described in and which executed the foregoing instrument as the Manager of BRP II Managers LLC, the Manager of BRP II LLC, the limited liability company described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the board of directors of BRP !I Corp. as the act and deed of BRP II LLC.



                                   _______________________________
                                             Notary Public


                                            MICHEL MELENDEZ
                                   Notary Public, State of New York
                                            No. 01ME5052901
                                     Qualified in Queens County
                                 Commission Expires Dec. 4m 1997

                                   EXHIBIT A


                     BASE BUILDING/BUILDING SPECIFICATIONS

I.   BASE BUILDING

     1.   FINISHES

          A.   DRYWALL
               -------
               Perimeter walls sheetrocked And taped. Interior columns sheetrocked and taped. Core area, including bathrooms, telephone closets, electrical closets, mechanical rooms, elevator lobbies (all as otherwise required herein) sheetrocked and taped.

          B.   FLOORING
               --------
               Concrete slabs ready for carpet installation.

          C.   CEILING
               -------
               2' 0" x 4' O" lay-in ceiling in bathrooms only.

          D.   CERAMIC TILE
               ------------
               Flooring and base in men's and women's bathrooms in core only. Ceramic tile wainscot on fixture walls.

          E.   DOORS AND BUCKS
               ---------------
               Hollow metal doors and BUCKS ON ALL service area rooms and closets, bathrooms and stairways.

          F.   HARDWARE
               Building standard.

     2.   MECHANICAL

          A.   ELECTRIC
               --------
               265/460 Service switch on each floor at buss duct. Fire alarm system is as per code. Lighting in stairways and stairway exit light only. Sleeves for telephone and computer cable in telephone closet. Electricity directly metered to tenant.

          B.   HVAC
               ----
               One air handler unit with associated controls per floor in mechanical room with conditioned chilled or condenser water provided by central building system. Duct work in mechanical room terminates at penetration of core wall. Exterior walls provided with perimeter hot water base board heating. Bathrooms ventilated as per Code.

          C.   SPRINKLER
               ---------
               O.S. & Y valve provided at sprinkler riser in core.

          D.   PLUMBING
               --------
               One men's and one women's bathroom per floor complete in core. Two wet columns provided at diagonal ends of building. Connection for two drinking fountains at core.

II.    BUILDING SPECIFICATIONS

     1.   PARTTIIONS:
          Tenant's design shall provide that partitions ending at an extenior wall of the building shall meet a mullion or column without interfering with access to the peripheral enclosure or bisecting or in any other way interfering with a vision light.

     2.   ELECTRICAL CONSTRUCTION:

          A. Wiring: Electrical capacity with respect to each floor sufficient for electric loads not to exceed 2-'h watts per square foot of area served of 265/460 volt three phase for lighting and 3-1/2 watts per square foot of 120/208 volt three phase for power.

     3.   HEATING, VENTILATION AND AIR CONDITIONING SYSTEM

          The H.V.A.C. System will meet the following criteria:

          Summer: Inside.......................78  D.B..............50% +- R.H.
                  Outside......................89  D.B..............75 W.B.

          Winter: Outside......................72  D.B.
                  Outside......................15  D.B.

                                   (Note: All temperatures are Degrees F.)

The H.V.A.C. System is designed to meet the criteria set forth above within tolerances appropriate for a first-class office building provided that:

     (i) In any given room within the Premises, the occupancy does not exceed one (1) person for each 100 square feet of rentable area served;

     (ii) Total electrical load, including lighting and power, does not exceed 6 watts per square foot of area served;

     (iii) Venetian blinds shall be installed by Tenant and shall be closed when any sun load exists (all four seasons). All exterior venetian blinds shall be subject to Landlord's approval in its sole and absolute discretion. Any additional decorative window treatment shall allow for the proper circulation of air in and around the window glass area and shall be subject to the approval of Landlord which approval shall be made in Landlord's sole and absolute discretion.

     (iv) The maximum ventilation rate shall be as required by Code.

                                   EXHIBIT B

                    Floor  Plans for levels 22 through 26
                    consisting  of 27,440 sq. ft. each
                    including elevator banks.

                    Floor Plans for levels 27, 28 & 29
                    consisting of 27,440 sq. ft. each
                    including elevator banks.

                    Floor Plans for levels 30 & 31
                    consisting of 27,440 sq. ft. each
                    including elevator banks.

                                    EXHIBIT C

                                      LAND

BEGINNING at a point on the westarly side of Jay Street distant 210.51 feet southerly from the corner formed by the westerly side of Jay Street and the southerly side of Johnson Street;

RUNNING THENCE southerly along the westerly side of Jay Street 369.02 feet;

THENCE westerly along a line forming an interior angle of 89 degrees 22 minutes 24 seconds with the westerly side of Jay Street, 70 feet;

THENCE southerly and parallel with Jay Street, 6 feet;

THENCE westerly along a line forming an interior angle of 89 degrees 22 minutes 24 seconds with the last mentioned course 271.52 feet to the easterly side of Adams Street;

THENCE northerly along the easterly side of Adams Street 375,02 feet;

THENCE easterly and parallel with Johnson Street 341.52 feet to the westerly side of Jay Street the point or place of BEGINNING

                                   DESCRIPTI0N
                                 (Office Unit 2)

         The leasehold is comprised of premises designated and described as the "Office Unit 2" as depicted on the Lease Diagrams for Brooklyn Renaissance Plaza (the "Plans") prepared by Montrose Surveying Co., Inc. contained in that certain Declaration of Easements (the "Declaration") dated as of June 27, 1996 made by MWR Associates, as Declarant, and intended to be recorded in the King's County Register's Office, in respect of the building (the "Building") to be constructed on the land (the "Land") more particularly described on Schedule A-1 annexed hereto and made a part hereof.

TOGETHER WITH a21.843% interest in the "Common Elements" as such term is defined in the Lease and the Declaration.

ALSO   TOGETHER  WITH  the  easements  as  described  in,  but  subject  to  the restrictions, requirements and limitations set forth in, the Declaration, including, without limitation, the following:

(1) An easement for vertical and lateral support among all adjoining Units (as such term is defined in the Declaration).

(2) An easement to erect, maintain, alter, repair, replace, substitute, expand, renew and relocate (collectively, "Construct and Maintain") the Building.

(3) An easement to Construct and Maintain within the Land and Building or any Unit therein or the subsurface thereof, the columns, footings, bracings, foundations, slabs, exterior walls and all other structural members supporting or serving the Building, for so long as they support and serve the Building, and an easement to Construct and Maintain the support facilities for the Building, any Unit therein and any replacements thereof and additions thereto (collectively, the "Support Facilities").

(4) An easement to Construct and Maintain the Utility Facilities (as such term is defined in the Declaration), together with a nonexclusive easement to receive service through the Utility Facilities.

(5) An easement up and through the Building to the roof thereof to Construct and Maintain ventilating shafts or ducts (the "Ventilating Facilities").

(6) An easement to construct and maintain gratings, manholes, sidewalks, driveways, ramps, stairways, exits, ducts, conduits, overhead contact rails and their supports and other similar facilities and any replacements thereof and additions thereto (collectively, the "additional facilities") together with a nonexclusive easement to use the additional facilities (the support facilities, the utility fac$1ities, the ventilating facilities and the additional facilities are collectively referred to as the "Facilitiest").

(7) An easement of reasonable access on, over, across and through the land and building and each unit therein (i) to perform any inspections or obligations that are permitted or required to be performed under the declaration, (ii) to exercise the rights granted pursuant to the declaration and (iii) to comply with any applicable governmental requirements affecting the land, the building and the facilities.

                                   EXHIBIT D

                     PRELIMINLARY PLANS and SPECIFICATIONS

          Architectural plans for Brooklyn Renaissane Plaza prepared by William
B. Tabler Architects, 333 Seventh Avenue, New York, New York 10001 identified as follows:

                                                            FIRST     LAST
PAGE DESCRIPTION                                            ISSUED    REVISION
---- -----------                                            ------    --------
A-1  TITLE PAGE                                             05/01/89  12/29/89
A-2  SITE PLAN                                              02/13/89  12/29/89
A-3  1/32" SCALE PLANS                                      05/01/89  12/29/89
A-4  1/32" SCALE PLANS                                      02/13/89  12/29/89
A-5  1/32" SCALE PLANS                                      02/02/89  12/29/89
A-6  THIRD SUB-LEVEL PARKING - NORTH                        01/05/89  12/29/89
A-7  THIRD SUB-LEVEL PARKING - SOUTH                        01/05/89  12/29/89
A-8  SECOND SUB-LEVEL PARKING - NORTH                       01/05/89  12/29/89
A-9  SECOND SUB-LEVEL PARKING - SOUTH                       01/05/89  12/29/89
A-10 JAY ST. ENTRANCE - FIRST SUB-LEVEL PARKING - N.        01/05/89  12/29/89
A-11 JAY ST. ENTRANCE - FIRST SUB-LEVEL PARKING - S.        01/05/89  12/29/89
A-11C JAY STREET LOBBY ENTRANCE                              08/28/97       -
A-12 ADAMS STREET ENTRANCE - NORTH - BUILDING FL. 1         01/05/89  12/29/89
A-13 ADAMS STREET ENTRANCE - SOUTH - BUILDING FL. 1         12/19/89  12/29/89
A-13C ADAMS STREET LOBBY ENTRANCE                           08/28/91       -
A-14 HOTEL LOBBY FLOOR PLAN - NORTH - BUILDING FL. 2        02/02/89  12/29/89
A-15 HOTEL LOBBY FLOOR PLAN - SOUTH - BUILDING FL. 2        02/02/89  12/29/89
A-16 FIRST GUESTROOM FLOOR PLAN - N. - BLDG. FLOOR 3        02/02/89  12/29/89
A-17 FIRST GR FL. PLAN HEALTH CLUB - S. BLDG. FLOOR 4       02/02/89  12/29/89
A-18 SECOND GUESTROOM FLOOR PLAN - N. - BLDG. FLOOR 4       02/02/89  12/29/89
A-19 SECOND GR FL. PLAN - SOUTH - BUILDING FLOOR 5          02/13/89  12/29/89
A-20 THIRD GR FL. PLAN - NORTH - BUILDING FLOOR 5           02/13/89  12/29/89
A-21 THIRD GR FL. PLAN/MECH. ROOM - SOUTH-BLDG. FL. 5       01/05/89  12/29/89
A-22 FOURTH GR FL. PLAN - NORTH - BUILDING FLOOR 6          02/13/89  12/29/89

                                    EXHIBIT D

                                                            FIRST     LAST
PAGE DESCRIPTION                                            ISSUED    REVISION
---- -----------                                            ------    --------
A-23 FOURTH GR FL. PLAN - S. - BUILDING FLOOR 6             02/13/89  12/29/89
A-24 FIFTH GR FL. PLAN - N. - BUILDING FLOOR 7              02/13/89  12/29/89
A-25 FIFTH GR & PART OFFICE FL. PLAN S. - BLDG. FL. 7       12/19/88  12/29/89
A-26 GUESTROOM ROOF PLAN - NORTH - BUILDING FLOOR 8         02/13/89  12/29/89
A-27 FIRST OFFICE FLOOR PLAN - BUILDING FLOOR 8             12/19/89  12/29/89
A-28 SECOND OFFICE FLOOR PLAN - BUILDING FLOOR 9            12/19/88  12/29/89
A-29 TYP. LOW-RISE OFF. FL. PLANS - BLDG. FLS. 10 THRU 17   12/19/88  12/29/89
A-30 OFFICE FLOOR TRANSFER FLOOR - BUILDING FLOOR 18        12/19/88  12/29/89
A-31 OFF. FL. LOW-RISE ELEVATORS OVERRUN-BLDG. FL. 19       12/19/88  12/29/89
A-32 OFF. FL. LOW-RISE ELEV. MACHINE RM.-BLDG. FL. 20       12/19/88  12/29/89
A-33 TYP. HI-RISE OFF. FLS.-BLDG. FLOORS 21 THRU 23         12/19/88  12/29/89
A-34 TYPICAL HI-RISE OFFICE FLOOR-BUILDING FLOOR 24         12/19/88  12/29/89
A-35 TYP. HI-RISE OFF. FLS.-BLDG FLS. 25 AND 26             12/19/88  12/29/89
A-36 TYP. HI-RISE OFF. FL. - BUILDING FLOOR 27              12/19/88  12/29/89
A-37 TYP. HI-RISE OFFICE FLOORS-BLDG. FLS. 28 AND 29        12/19/88  12/29/89
A-38 ROOFTOP LOUNGE AND MECH. RM. - BUILDING FL. 30         01/05/89  12/29/89
A-39 COOLING TOWERS AND ROOF MECH. RM. MEZZ.-BLDG. 31       05/01/89  12/29/89
A-40 ROOF PLAN AND PENTHOUSE PLAN-BLDG. FLOOR 32            02/13/89  12/29/89
A-41 WEST BUILDING ELEVATION - ADAMS STREET FACADE          05/01/89  12/29/89
A-42 SOUTH BUILDING ELEVATION - PEARL STREET FACADE         05/01/89  12/29/89
A-43 EAST BUILDING ELEVATION - JAY STREET FACADE            05/01/89  12/29/89
A-44 NORTH BUILDING ELEVATION                               05/01/89  12/29/89
A-45 BUILDING SECTION A-A                                   05/01/89  12/29/89
A-46 BUILDING SECTION B-B                                   06/29/89  12/29/89
A-47 BUILDING SECTION C-C                                   06/29/89  12/29/89
A-48 MUNICIPAL GARAGE DETAILS                               08/30/89  12/29/89
A-49 TYPICAL CENTRAL GUESTROOMS                             08/30/89  12/29/89
A-50 TYPICAL SOUTHERN GUESTROOMS                            08/30/89  12/29/89
A-51 BLDG. FL. 2, SECTOR-1 KITCHEN RESTAURANT               12/29/89  12/29/89
A-52 BLDG. FL. 2, SECTOR-2, BANQUET STORAGE                 12/29/89  12/29/89

                                    EXHIBIT D

                                                            FIRST     LAST
PAGE DESCRIPTION                                            ISSUED    REVISION
---- -----------                                            ------    --------
A-53 BLDG. FL. 2, SECTOR-3, RESTAURANT-SOUTH                12/29/89  12/29/89
A-54 BLDG. FL. 2, SECTOR-4, BALLROOM                        12/29/89  12/29/89
A-55 BLDG. FL. 2, SECTOR-5, COCKTAIL LOUNGE                 12/29/89  12/29/89
A-56 BLDG. FL. 2, SECTOR-6, PRE-ASSEMBLE                    12/29/89  12/29/89
A-57 BLDG. FL. 2, SECTOR-7, FRONT DESK                      12/29/89  12/29/89
A-58 BLDG. FL. 2, SECTOR 8, MEETING ROOMS                   12/29/89  12/29/89
A-70 STAIR SECTIONS                                         12/29/89  12/29/89
A-71 STAIR SECTIONS AND DETAILS                             12/29/89  12/29/89

                              RULES AND REGULATIONS

                                    EXHIBIT   E
                                            -----

       1. Except as may otherwise be expressly provided in these Rules and Regulations, the sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors, halls and/or other Common Areas shall not be obstructed or encumbered by Tenant or used for any purpose other than for ingress to and egress from the Premises and/or delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Landlord. There shall not be used in any space or in any public hall of the building in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires, side guards and bumpers.

         2. The water and wash closets, plumbing fixtures and mechanical rooms, if any, within the Premises shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

         3. No carpet, rug or other article shall be hung or shook out of any window of the building. Tenant shall not sweep or throw, or permit to be swept or thrown from the Premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways or other Common Areas of the building, and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the building by reason of noise, odors and/or vibrations, or interfere in any way with other Tenants or those having business therein, nor shall any animals or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited. Tenant shall comply, and cause its employees, guests and/or invitee to comply, with any and all New York City and New York State smoking laws as same apply to the Premises and rules and with such non-discriminatory building-wide regulations promulgated by Landlord pursuant thereto.

         4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Landlord.

         5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside of the Premises or the building or on the inside of the premises if the same is visible from the outside of the Premises without the prior written consent of Landlord, except that the name of Tenant may appear on the entrance door of the Premises. In the event of the violation of the foregoing by Tenant, Landlord may remove same without any liability, and may charge Tenant the expense incurred by Landlord for such removal (including, but not limited to repair of the surface area). Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each tenant by Landlord at the expense of such tenant and shall be of a size, color and style acceptable to Landlord.

         6. Tenant shall not mark, paint, drill into, or in any way deface any part of the Premises or the building. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct. No Tenant shall lay linoleum or other similar floor covering, so that the same shall come in direct contact with the floor of the Premises, and no linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed so that floor by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

         7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows of the Premises by Tenant, nor shall any changes be made in existing locks or mechanism thereof. Tenant must, upon the termination of his tenancy, restore to Landlord all keys of offices and toilet rooms, either furnished to, or otherwise procured by such Tenant, and in the event of the loss of any keys so furnished, such Tenant shall pay to Landlord the cost thereof.


         8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the Premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by the Landlord. Landlord reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations or the Lease. Landlord reserves the right to require Tenant to reimburse Landlord upon demand the reasonable cost of Landlord's staff supervision should same be required for such after-hours-delivery and/or freight moving. Nothing herein shall be deemed to obligate Landlord to provide such staff supervision.

         9. Tenant shall not obtain for use upon the Premises ice, drinking water, towel and other similar services, or accept barbering or bootblacking services in the Premises, except from persons authorized by Landlord, and at hours and under regulations fixed by the Landlord. Canvassing, soliciting and peddling in the building is prohibited and Tenant shall cooperate with Landlord to prevent the same.

         10. Landlord reserves the right to exclude from the building between the hours of 6 pm and 8 am and at all hours on Saturdays, Sundays, and legal holidays all persons who do not present a pass (or similar identification device) to the building issued and assigned by the Landlord or its authorized representative. Tenant shall be responsible for all persons for whom it requests such a pass and shall indemnify and hold Landlord harmless from for all acts of such persons. Landlord reserves the right to recover from Tenant, on demand, the costs of preparing and issuing said passes.

         11. Tenant shall not bring or permit to be brought or kept in or on the Premises any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes or any unusual or other objectionable odors to permeate in or emance from the Premises.

         12. If the building includes a central HVAC system, Tenant agrees to keep all windows and shades closed at all times and to abide by all rules and regulations issued by the Landlord, from time to time, with respect to such services. If Tenant requires HVAC services after the Standard Building hours and days, Tenant shall give notice in writing to the building superintendent prior to 2:00 p.m. in the case of services required on week days, and prior to 3:00 p.m. on the day prior in the case of after-hours service required on weekends or on holidays. Tenant shall reimburse Landlord for such after-hour use in accordance with the provisions of the Lease.

         13. Landlord reserves the right for itself, its agents, contractors and designees to unlimited access to all Common Areas, mechanical and service areas within the Premises for purposes of inspection and/or service to equipment which affects any portion of the remainder of the building. Nothing herein obligates the Landlord to perform maintenance or repair service on the equipment except as otherwise expressly provided in this Lease. Landlord reserves the right to perform Tenant's obligations for the maintenance, service, and/or repair of the Premises or of any mechanical systems situated therein if Tenant fails to do same in accordance with the terms of the Lease, and to bill Tenant, as additional rent, for the Landlord's reasonable cost therefor.

         14. Tenant agrees that mechanical, service and Common Areas within the Premises are to be kept clean and free of debris and are not to be used for any storage whatsoever.

         15. Tenant agrees to abide by any non-discriminatory rules and regulations promulgated by Landlord, from time to time, with respect to after-hours access, including, but not limited to, paying Tenant's proportionate share of the reasonable cost of purchasing, installing and maintaining any building security system during such hours. Nothing herein shall be deemed to obligate Landlord to supply or install any such security system.

                                    EXHIBIT F

                         Standard Building Hours & Days
                         ------------------------------

                  Monday to Friday  8:00 a.m. - 7:00 p.m.
                  Saturday          9:00 a.m. - 4:00 p.m.

         Building closed for all Holidays set forth in 32 B-JRAB Union Contract, as may be amended from time to time.

                  New Years Day
                  Washington's Birthday
                  Good Friday
                  Memorial Day
                  Independence Day
                  Labor Day
                  Columbus Day
                  Thanksgiving Day
                  Day after Thanksgiving
                  Christmas Day

                                    EXHIBIT G
                                  TITLE MATTERS

                                 OFFICE 2 LEASE


1. Survey made by Montrose Surveying Co., Inc., dated March 15, 1995 and last revised May 17, 1996, shows the following:

     (a)  6-inch concrete curbs encroach up to 1-3.4 inches onto Jay street;
     (b) Outside limits of subway are approximately located on the easterly portion of described premises. 1-story entrance, 6-inch concrete curbs, iron fence, tress, concrete pavement, 12-inch granite wall and utilities are located above said outside limits;

     (C) Com Edison electric conduits are located on the easterly, southeasterly and southwesterly portions of described premises and continue onto Jay Street, Pearl Street and Adams Street. Electric manholes are located on the southeasterly and southwesterly portions of described premises;

     (d) Column of 13-story stone building on premises adjacent on the southeast encroaches up to 1 inch onto the southeasterly portion of described premises;

     (e) Brooklyn Union Gas 12-inch gas main is located on the northerly portion of described premises and continues onto Adams Street and Jay Street;

     (f) 18-inch stone wall on premises adjacent on the north encroaches up to 8 inches onto the northerly portion of described premises;

     (g) 12-inch stone and concrete wall and 12-inch granite wall on the northeasterly portion of described premises encroach up to 21/2 inches onto premises adjacent on the northeast;

     (h) Curb on premises adjacent on the northeast encroaches onto the northeasterly portion of described premises; and

     (i) Light poles, manholes, drains, catch basins, gratings, water valves, gas pipes, pipes and other utilities are located within record lines.

2. Water and sewer meter charges from date of last actual reading and entries for meter readings not shown in the New York City Collector's records at or prior to closing and entered and billed subsequent to closing for periods prior to closing.

3. Merger of Zoning Lots and Declaration of Restrictions dated February 19, 1002, recorded September 1, 1992 in Real 2905 page 284 made by The City of New York, as Declarant.

4. Zoning Lot Development Agreement dated February 19, 1992, recorded September 1, 1992 in Real 2905 page 297 made by and among The City of New York, New York City Economic Development Corporation, MME Associates and Forest City Ratner Companies.

5. Declaration of Easements made by MMR Associates, as Declarant, dated as of June 27, 1996 and intended to be recorded in the King's County Register's Office.

6. Terms, covenants and conditions of Severed, Amended and Restated Agreement of Lease (Office Unit 2 Severance Lease) between The City of New York (Landlord) and Brooklyn Renaissance Plaza LLC (Tenant), dated as of June 27, 1996, a memorandum of which is intended to be recorded in the King's County Register's Office.

                                 OFFICE 2 LEASE

7. Lease between Brooklyn Renaissance Plaza LLC (Landlord) and MRP II LLC (Tenant), dated as of June 27, 1996, a memorandum of which is intended to be recorded in the Kings County Register's Office. With respect thereto:

     (a) Leasehold Mortgage, Assignment of Lease and Rents and Security Agreement made by New York City Industrial Development Agency and MRP II LLC to United States Trust Company of New York (as Indenture Trustee), dated as of June 27, 1996 in the principal amount of $53,433.00 and intended to be recorded in the King's County Register's Office. (Also encumbers Agreement of Lease {Exception 8})

8. Agreement of Lease (Empire LLC-IDA) between BRP II LLC (Lessor) and New York City Industrial Development Agency (Lessee), dated as of June 27, 1996, a memorandum of which is intended to be recorded in the King's Country Register's Office. With respect thereto:

     (a)  Leasehold  Mortgage,  Assignment  of  lease  and  Rents  and  Security
          Agreement made by New York City Industrial Development Agency and Brooklyn Renaissance Funding Company LLC to United States Trust Company of new York (as Indenture Trustee) dated as of June 27, 1996 in the principal amount of $80,766,000 and intended to be recorded in the King's County Register's Office.

     (b) Intercreditor Agreement dated as of June 27, 1996 among BRP II LlC, New York City Industrial Development Agency, Brooklyn Renaissance Funding Company LLC, United States Trust Company of New York and Paine Webber Incorporated intended to be recorded in the King's County Register's Office.

9. Lease Agreement (IDA-Empire LLC) between New York City Industrial Development Agency (Lessor) and BRP II LLC (Lessee), dated as of June 27, 1996, a memorandum of which is intended to be recorded in the King's County Register's Office.

10. Agreement of Lease by and between Brooklyn Renaissance Plaza LLC (Landlord), BRP II LLC (Sublandlord) and Empire Insurance Company (Tenant), dated as of June 27, 1996, a memorandum of which is intended to be recorded in the King's County Register's Office. With respect thereto:

         (a) Lease Assignment and Agreement made by BRP II LLC to United States Trust Company of New York (as Indenture Trustee) dated as of June 27, 1996 and intended to be recorded in the King's County Register's Office.

                                    EXHIBIT H
                                    ---------
                             CLEANING SPECIFICATIONS
                             -----------------------

         GENERAL           Except  as  specifically  provided  herein,  Landlord
         -------
                           shall   furnish  all  labor,   supplies,   materials,
                           equipment, supervision, and perform satisfactorily the services at the frequencies and during the times as specified herein. The services shall include all functions normally considered a part of workmanlike, satisfactory janitorial work.

1.       TOILET ROOMS - (INCLUDES PRIVATE TOILET ROOMS):
         -----------------------------------------------

         A.       Daily:
                  -----

                  (1) Floors shall be swept and wet mopped or scrubbed with disinfectant detergent.
                  (2) Water closets, seats and urinals shall be washed inside and out with a disinfectant detergent. Seas
                           shall  be  left  in  a  raised  position.   No  rust,
                           encrustation or water rinse shall exist.
                  (3) Traps shall be maintained free from odor at all times.
                  (4)      All washbasins shall be thoroughly cleaned.
                  (5) All mirrors, shelving, dispensers, chromium fixtures and piping shall be damp wiped and polished dry.
                  (6) Radiators, window sills, ledges, grilles and stall partitions shall be dusted monthly.
                  (7) Wall surfaces, partitions, doors, window frames, sills and waste receptacles shall be spot cleaned.
                  (8) Paper towel waste receptacles shall be emptied prior to the building occupants' official starting time.
                           In addition, during the contractor's day shift, the paper towel waste receptacles shall be again emptied, toilet roomsshall be policed and washbasins shall be clean.
                  (9) Paper towels, hand soap, toilet paper, seat cover dispensers (where provided) shall be serviced prior to building occupants' official starting time. These dispensers shall also be serviced daily during the building occupants' working hours on a schedule approved by the Building Manager based on the traffic demands. Soap dispensers will be maintained in a clean condition, free of excess soap, gum, etc. Malfunctions of any type shall be reported to the Building Manager.

         B.       Monthly:
                  -------
                  Wall surfaces, toilet partitions, etc. shall be washed.

         C.       Semi-Annually:
                  -------------
                  Entire restroom areas are to be thoroughly cleaned, including washing of toilet stalls, walls, etc. The floors shall be thoroughly cleaned and appropriate sealing, stripping, waxing, etc., shall be performed based on floor type.

2.       Office, Room Space Cleaning:
         ---------------------------

         A.       Daily:
                  -----
                  Office areas, file rooms, libraries, conference rooms, etc. and the corridor space adjacent to these areas shall receive the following daily cleaning:

                  (1)      Ashtrays:
                           --------
                           The contents of ashtrays and smoking stands shall be emptied into metal containers and the ashtrays wiped clean with a damp cloth.

                  (2)      Wastebaskets:
                           ------------
                           Wastebaskets shall be emptied. Trash shall be removed to main disposal area.

                  (3)      Floor Sweeping:
                           --------------
                           The full floor area is to be cleaned to remove all dirt, dust and litter. Exposed floor areas in partially carpeted office are to be swept in accordance with the above requirements. Spot mop as required.

                  Note:    The work requirements for floor sweeping and rug
                  -----
                           vacuuming are to be performed on a schedule basis approved by the Tenant's representative. Obvious surface dirt referred to is any visible foreign matter found on the floor, rug or carpet surface and includes but is not limited to paper clips, staples, metal fasteners, pencil sharpenings, erasers, paper pieces, fragments, clippings and ashes, mud, sand, rubber bands, cigarette butts and so on.

                  (4)      Washbasins and mirrors:
                           ----------------------

                           Washbasins shall be cleaned and mirrors damp wiped and dried, as necessary, to keep them in a clean and acceptable condition. Landlord shall service towel dispensers where provided.

                  (5)      Drinking Fountains:
                           ------------------
                           Clean  extraneous   material  and  damp  wipe  clean.
                           Adjacent floors and walls are to be wiped clean at this time.

                  (6)      Executive Space:
                           ---------------
                           In executive office space, as identified by the Tenant's representative, the full rug area shall be vacuumed.

                  (7)      Dusting:
                           -------
                           All top surfaces of furniture, window sills, tops of cabinets, etc., up to shoulder height shall be dusted in an approved manner.


         B.       Weekly:
                  ------
                  (1) Full rug or carpeted area is to be vacuumed weekly to remove all dirt, dust and litter. On four remaining days of each week, rugs and carpets are to be spot vacuumed to remove obvious surface dirt from traffic areas and from under furniture.

                  (2) All resilient flooring shall be mopped when necessary.

         C.       Quarterly:
                  ---------
                  (1) Spot clean all wall surfaces up to approximately 70 inches high.

                  (2) Dust top of partitions, hand dust all office furniture, etc.

                  (3)       Damp wipe all waste receptacles and waste baskets.

                  (4)      Dust all baseboards, moldings, ledges and trim.

                  (5) Strip, scrub wash and apply floor finish to all resilient flooring.

         D.       Semi-Annually:
                  -------------
                  (1) Dust pictures, frames, charts and other wall hangings.

         E.       As Necessary:
                  ------------
                  (1) Relamp. Tenant will supply all bulbs and fluorescent tubes and Landlord will install the same at Tenant's cost.

3.       ENTRANCES, LOBBIES, CORRIDORS, ELEVATORS, STAIRCASE:
         ---------------------------------------------------
         A.       Daily:
                  -----
                  (1)      All floors shall be swept or, if carpeted, vacuumed.
                  (2) All surfaces within approximately 70 inches from the floor shall be dusted, metal and wood surfaces dusted, damp wiped metal surfaces, wall spot cleaned.
                  (3) Damp wipe all waste receptacles and waste baskets. Empty, clean and damp wipe all ashtrays, cigarette burns, etc.
                  (4)      All glass surfaces shall be cleaned.
                  (5) All hard floors shall be swept, wet-mopped and/or scrubbed.
                  (6) All resilient floors shall be swept with treated sweep mop.

                  Note:    Where thee are carpeting runners, vinyl runners etc.,
                  ----
                           they shall be picked up and areas underneath cleaned.
                           Rugs, runners shall be properly cleaned and replaced daily.

         B.       Quarterly:
                  ---------
                  (1) Strip, scrub, wash and apply floor finish to resilient flooring.
                  (2) Dust all vertical surfaces, walls, etc., not reached in daily cleaning.

         C.       Elevators:
                  ---------
                  (1) All surfaces in interior of car shall be cleaned daily including hoistway doors and crevices. All bright metal surfaces shall be properly cared for daily.
                  (2) Resilient floors shall be cleaned, damp mopped daily and spray buffed, if applicable.

         D.       Stairways:
                  ---------
                  (1) Weekly, stairways shall be swept or vacuumed. Hand railings, doors, radiators, grilles and fire operators shall be dusted.
                  (2) Weekly, all landings, steps and risers shall be mopped. Glass surfaces cleaned and bright metal. cleaned. Walls shall be spot cleaned and dusted
                           (low).
                  (3) Semi-annually, all landings, steps and risers shall be scrubbed. Walls shall be spot cleaned and dusted
                           (high).

4.       MISCELLANEOUS CLEANING:  OUTSIDE ENTRANCE, SIDEWALKS, GROUND:
         ------------------------------------------------------------

         A.       Daily:
                  -----
                  Sweep all landings, steps, sidewalks, entrances, loading platforms, delivery areas etc. Maintain clean refuse area.

         B.       Weekly:
                  ------
                  Clean entrance door metal work, kick plates, push plates and bars, etc. Remove all foreign matter, (grease, oil, mold), etc.

         C.       Monthly:
                  -------
                  Hose down exterior areas, sidewalks, etc.

         Note:  Weather and water use restrictions shall be observed.
         ----

5.       DAYTIME SERVICES:
         ----------------

         Daily:
         -----
                  (1)      Bathrooms stocked daily (minimum).
                  (2)      Lobby to be policed three (3) times daily.
                  (3)      Exterior to be swept once daily.
                  (4)      Graffiti to be removed (when required).
                  (5)      Snow removal (when required).
                  (6)      Servicing complaints, (when required).
                  (7) Clean up work due to floor spills, etc., and similar occurrences (when required).

6.       MISCELLANEOUS DUTIES:     In addition to the work specified above, the
                                   following additional duties shall be
                                   performed by the Landlord or Landlord's
                                   contractor in conjunction with the cleaning operation.

          (1) Reporting fires, hazardous conditions and items in need of repair, leaking faucets, toilet stoppages, etc.
          (2) Closing windows and turning off switchable lights when not in use.
          (3) Seeing that rooms in Security Areas are locked after cleaning and the keys are returned to the designated office, or otherwise follow security requirements.
          (4)  Turning in at the designated office all lost and found articles.
          (5) Landlord shall be responsible for removal, but not separation, of all normal rubbish of Tenant. All rubbish removal of major items and other than normal rubbish shall be the responsibility of Tenant.
          (6) With respect to public spaces, i.e. lobby, elevators, service areas only, extermination of vermin/insects as required.
          (7) Wash all windows, both inside and out, a minimum of three times a year. Window washer must inform City Employees (custodians or program director) of his/her presence before starting to work.

                                    Exhibit I

                           Benefits Provided to Tenant
                   for Deposit in the Tenant Improvement Fund

     (i) Mortgage Recording Tax Benefits. By recording the mortgages described below, the New York City Industrial Development Agency (the "Agency") has saved the Landlord mortgage recording tax in the amount of 2.75% of the original principal amount of each of the mortgages:

          (A) $54,433,000 Leasehold Mortgage, Security Agreement, Agreement of Leases and Rents and Financing Statement dated as of June 27, 1996, (the "Agency Mortgage (Empire Unit)") from the Agency, as mortgagor and the Sublandlord, as mortgagor and debtor, to United States Trust Company of New york, as Trustee (the "Trustee");

          (B) $80,766,000 Leasehold Mortgage, Security Agreement, Agreement of Leases and Rents and Financing Statement dated as of June 27, 1996 (the "Agency Mortgage (DA Unit) ") from the Agency, as mortgagor and BRP I, LLC, as mortgagor and debtor, to the Trustee, as Trustee; and

          (C) 19,750,000 Mortgage and Security Agreement dated as of June 27, 1996 (the "Agency Mortgage (Hotel Unit)") from the Agency, as mortgagor and Brooklyn Renaissance Hotel, LLC, as mortgagor and debtor, to The Union Labor Life Insurance Company, as Mortgage.

     (ii) The monies identified as the "Empire Funds" pursuant to the Sales Tax Agreement, consisting of up to $2,000,000 distributed by NYCEDC on behalf of Tenant pursuant to Section 2.03 of the Sales Tax Agreement.


A/1944-01